                                                                   EXHIBIT 10.10


                         FOR INFORMATIONAL PURPOSES ONLY
                                                                  CONFORMED COPY
                                         (through and including Fifth Amendment)

--------------------------------------------------------------------------------

                                CREDIT AGREEMENT

                                      Among

                               DEAN FOODS COMPANY
                  (formerly known as SUIZA FOODS CORPORATION),
                                  as Borrower,

                   CERTAIN OF THE DOMESTIC SUBSIDIARIES OF THE
                   BORROWER FROM TIME TO TIME PARTIES HERETO,
                                 as Guarantors,

                           THE LENDERS PARTIES HERETO,

                       WACHOVIA BANK, NATIONAL ASSOCIATION
                 (formerly known as FIRST UNION NATIONAL BANK),
                            as Administrative Agent,

                                       and

                                  BANK ONE, NA,
                              as Syndication Agent

                                       and

                            WACHOVIA SECURITIES, LLC
                (formerly known as FIRST UNION SECURITIES, INC.)
                                       and
                         BANC ONE CAPITAL MARKETS, INC.,
                   as Co-Lead Arrangers and Joint Book Runners

                                       and

                              FLEET NATIONAL BANK,
                          HARRIS TRUST AND SAVINGS BANK
                                       and
                                 SUNTRUST BANK,
                           as Co-Documentation Agents

                            Dated as of July 31, 2001
                      (as amended as of December 31, 2003)

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

ARTICLE I DEFINITIONS.............................................................................................2
         Section 1.1  Defined Terms...............................................................................2
         Section 1.2  Other Definitional Provisions..............................................................34
         Section 1.3  Accounting Terms...........................................................................35

ARTICLE II  THE LOANS; AMOUNT AND TERMS..........................................................................35
         Section 2.1 Revolving-1 Loans...........................................................................35
         Section 2.2 Swingline Loan Subfacility..................................................................38
         Section 2.4  Tranche A-1 Term Loan Facility.............................................................46
         Section 2.5  Tranche B-1 Term Loan Facility.............................................................47
         Section 2.7  Reduction of the Revolving-1 Commitments...................................................50
         Section 2.8  Prepayments................................................................................51
         Section 2.9  Minimum Borrowing Amounts and Principal Amounts of Tranches................................54
         Section 2.10  Interest; Interest Payment Dates..........................................................54
         Section 2.11  Conversion Options........................................................................55
         Section 2.12  Computation of Interest and Fees..........................................................55
         Section 2.13  Pro Rata Treatment and Payments...........................................................56
         Section 2.14  Non-Receipt of Funds by the Administrative Agent..........................................58
         Section 2.15  Inability to Determine Interest Rate......................................................59
         Section 2.16  Illegality................................................................................59
         Section 2.17  Requirements of Law.......................................................................60
         Section 2.18  Indemnity.................................................................................61
         Section 2.19  Taxes.....................................................................................62
         Section 2.20  Indemnification; Nature of Issuing Lender's Duties........................................64
         Section 2.21  Defaulting Lenders; Limitation on Claims..................................................65
         Section 2.22  Replacement of Lenders....................................................................66

ARTICLE III  REPRESENTATIONS AND WARRANTIES......................................................................69
         Section 3.1 Financial Condition.........................................................................70
         Section 3.2 No Change...................................................................................70
         Section 3.3 Corporate Existence; Compliance with Law....................................................70
         Section 3.4 Corporate Power; Authorization; Enforceable Obligations.....................................71
         Section 3.5 No Legal Bar; No Default....................................................................71
         Section 3.6 No Material Litigation......................................................................71
         Section 3.7 Government Acts.............................................................................71
         Section 3.8 Margin Regulations..........................................................................72
         Section 3.9 ERISA.......................................................................................72
         Section 3.10 Environmental Matters......................................................................72
         Section 3.11 Purpose of Loans...........................................................................73
         Section 3.12 Subsidiaries...............................................................................74
         Section 3.13 Ownership..................................................................................74
         Section 3.14 Indebtedness...............................................................................74
         Section 3.15 Taxes......................................................................................74
         Section 3.16 Intellectual Property......................................................................74

         Section 3.17 Solvency...................................................................................75
         Section 3.18 Investments................................................................................75
         Section 3.19 Location of Collateral.....................................................................75
         Section 3.20 No Burdensome Restrictions.................................................................75
         Section 3.21 Brokers' Fees..............................................................................76
         Section 3.22 Labor Matters..............................................................................76
         Section 3.23 Security Documents.........................................................................76
         Section 3.24 Consummation of Acquisition................................................................76
         Section 3.25 Material Contracts.........................................................................76
         Section 3.26 Accuracy and Completeness of Information...................................................77
         Section 3.27 Interest Rate Protection...................................................................77

ARTICLE IV  CONDITIONS PRECEDENT.................................................................................77
         Section 4.1 Conditions to Closing Date..................................................................77
         Section 4.2 Conditions to Initial Extensions of Credit..................................................78
         Section 4.3 Conditions to All Extensions of Credit......................................................85

ARTICLE V AFFIRMATIVE COVENANTS..................................................................................86
         Section 5.1 Financial Statements........................................................................86
         Section 5.2 Certificates; Other Information.............................................................88
         Section 5.3 Payment of Obligations......................................................................89
         Section 5.4 Conduct of Business and Maintenance of Existence............................................89
         Section 5.5 Maintenance of Property, Insurance..........................................................89
         Section 5.6 Inspection of Property; Books and Records; Discussions......................................90
         Section 5.7 Notices.....................................................................................90
         Section 5.8 Environmental Laws..........................................................................92
         Section 5.9  Financial Covenants........................................................................93
         Section 5.10  Obligations Regarding Subsidiaries; Additional Subsidiary Guarantors......................94
         Section 5.11  Compliance with Law.......................................................................94
         Section 5.12  Pledged Assets............................................................................94
         Section 5.13  Additional Credit Parties.................................................................95
         Section 5.14  Amendments, Modifications.................................................................96
         Section 5.15  Further Assurances........................................................................96

ARTICLE VI NEGATIVE COVENANTS....................................................................................96
         Section 6.1 Indebtedness................................................................................96
         Section 6.2 Liens.......................................................................................98
         Section 6.3 Nature of Business..........................................................................98
         Section 6.4 Consolidation, Merger, Sale or Purchase of Assets, etc......................................98
         Section 6.5 Advances, Investments and Loans.............................................................99
         Section 6.6 Transactions with Affiliates...............................................................100
         Section 6.7 Ownership of Subsidiaries; Restrictions....................................................100
         Section 6.8 Fiscal Year; Organizational Documents; Material Contracts..................................100
         Section 6.9 Limitation on Actions......................................................................101
         Section 6.10 Restricted Payments.......................................................................102
         Section 6.11 Payments of Subordinated Debt, etc........................................................102
         Section 6.12 Sale Leasebacks...........................................................................103
         Section 6.13 Use of Proceeds...........................................................................103
         Section 6.14 Senior Notes..............................................................................103

ARTICLE VII EVENTS OF DEFAULT...................................................................................103
         Section 7.1 Events of Default..........................................................................103
         Section 7.2 Acceleration; Remedies.....................................................................106

ARTICLE VIII THE AGENT..........................................................................................107
         Section 8.1 Appointment................................................................................107
         Section 8.2 Delegation of Duties.......................................................................107
         Section 8.3 Exculpatory Provisions.....................................................................108
         Section 8.4 Reliance by Administrative Agent...........................................................108
         Section 8.5 Notice of Default..........................................................................108
         Section 8.6 Non-Reliance on Administrative Agent and Other Lenders.....................................109
         Section 8.7 Indemnification............................................................................109
         Section 8.8 Administrative Agent in Its Individual Capacity............................................110
         Section 8.9 Successor Administrative Agent.............................................................110
         Section 8.10 Responsibility of other Agents............................................................110

ARTICLE IX MISCELLANEOUS........................................................................................110
         Section 9.1 Amendments, Waivers and Release of Collateral..............................................110
         Section 9.2 Notices....................................................................................113
         Section 9.3 No Waiver; Cumulative Remedies.............................................................113
         Section 9.4 Survival of Representations and Warranties.................................................114
         Section 9.5 Payment of Expenses and Taxes..............................................................114
         Section 9.6 Successors and Assigns; Participations; Purchasing Lenders.................................114
         Section 9.7 Adjustments; Set-off.......................................................................118
         Section 9.8 Table of Contents and Section Headings.....................................................119
         Section 9.9 Counterparts...............................................................................119
         Section 9.10 Effectiveness.............................................................................119
         Section 9.11 Severability..............................................................................120
         Section 9.12 Integration...............................................................................120
         Section 9.13 Governing Law.............................................................................120
         Section 9.14 Consent to Jurisdiction and Service of Process............................................120
         Section 9.15 Confidentiality...........................................................................121
         Section 9.16 Acknowledgments...........................................................................121
         Section 9.17 Waivers of Jury Trial.....................................................................121

ARTICLE X GUARANTY..............................................................................................122
         Section 10.1 The Guaranty..............................................................................122
         Section 10.2 Bankruptcy................................................................................123
         Section 10.3 Nature of Liability.......................................................................123
         Section 10.4 Independent Obligation....................................................................124
         Section 10.5 Authorization.............................................................................124
         Section 10.6 Reliance..................................................................................124
         Section 10.7 Waiver....................................................................................124
         Section 10.8 Limitation on Enforcement.................................................................125
         Section 10.9 Confirmation of Payment...................................................................126

SCHEDULES

Schedule 1.1(a)                     Account Designation Letter
Schedule 1.1(b)                     Investments
Schedule 1.1(c)                     Liens
Schedule 1.1(d)                     Mandatory Cost Formulae
Schedule 2.1(a)                     Lenders and Commitments
Schedule 2.1(b)(i)                  Form of Notice of Borrowing
Schedule 2.1(d)                     Form of Revolving-1 Note
Schedule 2.2(d)                     Form of Swingline Note
Schedule 2.4(c)                     Form of Tranche A-1 Term Note
Schedule 2.5(c)                     Form of Tranche B-1 Term  Note
Schedule 2.11                       Form of Notice of Conversion/Extension
Schedule 2.19                       2.19 Certificate
Schedule 3.1                        Material Contingencies Not Otherwise Shown on Financial Statements
Schedule 3.6                        Litigation
Schedule 3.12                       Subsidiaries
Schedule 3.16                       Intellectual Property
Schedule 3.19(a)                    Real Property Owned by Borrower and its Restricted Subsidiaries
Schedule 3.19(b)                    Locations of Tangible Personal Property
Schedule 3.19(c)                    Chief Executive Offices
Schedule 3.22                       Labor Matters
Schedule 3.25                       Material Contracts
Schedule 4.1(b)                     Form of Secretary's Certificate
Schedule 4.2(f)(ii)                 Significant Mortgaged Properties
Schedule 4.2(j)                     Form of Solvency Certificate
Schedule 5.5(b)                     Insurance
Schedule 5.13                       Form of Joinder Agreement
Schedule 6.1(b)                     Indebtedness
Schedule 9.2                        Lenders' Lending Offices
Schedule 9.6(c)                     Form of Commitment Transfer Supplement

                         FOR INFORMATIONAL PURPOSES ONLY


         CREDIT AGREEMENT, dated as of July 31, 2001, among DEAN FOODS COMPANY (formerly known as Suiza Foods Corporation), a Delaware corporation (the "Borrower"), those Domestic Subsidiaries of the Borrower identified as a "Guarantor" on the signature pages hereto and such other Domestic Subsidiaries of the Borrower as may from time to time become a party hereto (collectively, the "Guarantors" and individually, a "Guarantor"), the several banks and other financial institutions as may from time to time become parties to this Agreement (collectively, the "Lenders"; and individually, a "Lender"), WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as First Union National Bank), a national banking association, as administrative agent for the Lenders hereunder (in such capacity, the "Administrative Agent"), BANK ONE, NA, a national banking association, as syndication agent for the Lenders hereunder (in such capacity, the "Syndication Agent") and FLEET NATIONAL BANK, HARRIS TRUST AND SAVINGS BANK and SUNTRUST BANK, as co-documentation agents for the Lenders hereunder. *


                                   WITNESSETH:

         WHEREAS, the Borrower proposes: (a) to acquire Dean Foods Company, a Delaware corporation (the "Acquired Company") and its Subsidiaries pursuant to a series of transactions in which the Acquired Company will be merged (the "Merger") with and into a wholly-owned Subsidiary of the Borrower and the former shareholders of the Acquired Company will receive a combination of both stock and cash; (b) to acquire all partnership and other ownership interests currently held by Dairy Farmers of America, Inc. ("DFA") in Suiza Dairy Group, L.P., pursuant to a series of transactions in which DFA will receive cash, operating assets, and certain contingent obligations of the Borrower; (c) to refinance certain existing funded debt of the Acquired Company, the Borrower and their respective Subsidiaries (excluding outstanding senior unsecured notes and certain other indebtedness); (d) to obtain senior bank credit facilities in connection therewith which will also be used to (i) provide for working capital and other general corporate purposes of the Borrower and its Subsidiaries; (ii) to pay accrued quarterly dividends to the shareholders of the Acquired Company as agreed between the Borrower and the Acquired Company; and (iii) to pay fees, costs and expenses incurred in connection with the foregoing transactions;

         WHEREAS, in connection with the foregoing, the Borrower has requested that the Lenders make loans and other financial accommodations to the Borrower as more particularly described herein; and

         WHEREAS, the Lenders have agreed to make such loans and other financial accommodations to the Borrower on the terms and conditions contained herein.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto hereby agree as follows:


--------
* This Credit Agreement draft has been conformed to incorporate the provisions of the First, Second, Third, Fourth and Fifth Amendments thereto, as well as certain other purely historical changes (e.g., the name change of Suiza Foods Corporation to Dean Foods Company).

                                    ARTICLE I
                                   DEFINITIONS

         SECTION 1.1  DEFINED TERMS.

         As used in this Agreement, terms defined in the preamble and recitals to this Agreement have the meanings therein indicated, and the following terms have the following meanings:

         "Account Designation Letter" shall mean the Notice of Account Designation Letter dated the Funding Date from the Borrower to the Administrative Agent substantially in the form attached hereto as Schedule 1.1(a).

         "Acquired Company" shall have the meaning set forth in the first recital above.

         "Acquisition" shall mean the acquisition of the Acquired Company and its Subsidiaries by the Borrower and/or one of its wholly-owned Subsidiaries pursuant to the terms of the Acquisition Documents.

         "Acquisition Documents" shall mean the Merger Agreement, the DFA Agreement, and each other document executed and delivered in connection with the consummation of the Acquisition as amended, modified or supplemented from time to time.

         "Additional Credit Party" shall mean each Person that becomes a Guarantor by execution of a Joinder Agreement in accordance with Section 5.10.

         "Administrative Agent" shall have the meaning set forth in the preamble to this Agreement and any successors in such capacity.

         "Administrative Agent's Correspondent" shall mean Wachovia Bank, National Association, London Branch, or any other financial institution designated by the Administrative Agent to act as its correspondent hereunder with respect to the distribution and payment of Alternative Currency Loans.

         "Affiliate" shall mean as to any Person, any Person that directly or indirectly controls, or is under common control with, or is controlled by, such Person and, if such Person is an individual, any member of the immediate family (including parents, spouse, children and siblings) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is controlled by any such member or trust. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise); provided that, in any event, any Person that owns directly or indirectly securities having 10% or more of the voting power for the election of directors or other governing body of a corporation or 10% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person. Notwithstanding the foregoing, (a) no individual shall be an Affiliate solely by reason of his or her being a director, officer or employee of the Borrower or any of its Subsidiaries, and (b) none of the Restricted Subsidiaries of the Borrower shall be considered Affiliates. For purposes hereof, all Unrestricted Subsidiaries shall be considered Affiliates.

         "Agents" shall mean a collective reference to the Administrative Agent and the Syndication Agent.

         "Agreement" shall mean this Credit Agreement, as amended, modified, supplemented or restated from time to time in accordance with its terms.

         "Alternate Base Rate" shall mean, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof:
"Prime Rate" shall mean, at any time, the rate of interest per annum publicly announced from time to time by First Union at its principal office as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in the Prime Rate occurs. The parties hereto acknowledge that the rate announced publicly by First Union as its Prime Rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks; and "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published on the next succeeding Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive in the absence of manifest error) that it is unable to ascertain the Federal Funds Effective Rate, for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms thereof, the Alternate Base Rate shall be determined without regard to clause (b) of the first sentence of this definition, as appropriate, until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the opening of business on the date of such change.

         "Alternate Base Rate Loans" shall mean Loans that bear interest at an interest rate based on the Alternate Base Rate.

         "Alternative Currency" shall mean (a) euro and (b) with the prior written consent of each Lender with a Multi-currency Revolving-1 Subcommitment, any other lawful currency (other than Dollars); provided that such currency is freely transferable and convertible into Dollars and freely available to each Lender with a Multi-currency Revolving-1 Subcommitment in the London interbank deposit market.

         "Alternative Currency Amount" shall mean, with respect to each Alternative Currency Loan, the amount of such Alternative Currency which is equivalent to the principal amount in Dollars of such Loan at the most favorable spot exchange rate determined by the Administrative Agent to be available to it at approximately 11:00 a.m. (Charlotte time) two (2) Business Days before such Loan is issued or extended (or to be issued or extended). When used with respect to any other sum expressed in Dollars, "Alternative Currency Amount" shall mean the amount of such Alternative Currency which is equivalent to the amount so expressed in Dollars at the most favorable spot exchange rate determined by the Administrative Agent to be available to it at the relevant time.

         "Alternative Currency Loan" shall mean any Multi-currency Revolving-1 Loan denominated in an Alternative Currency.

         "Applicable Percentage" shall mean, for any day, the rate per annum set forth below opposite the applicable level (the "Level") then in effect, it being understood that the Applicable Percentage for (a) Revolving-1 Loans and Tranche A-1 Term Loans which are Alternate Base Rate Loans shall be the percentage set forth under the column "Alternate Base Rate Margin for Revolving-1 Loans and Tranche A-1 Term Loans", (b) Revolving-1 Loans and Tranche A-1 Term Loans which are LIBOR Rate Loans shall be the percentage set forth under the column "LIBOR Rate Margin for Revolving-1 Loans, Tranche A-1 Term Loans and the Letter of Credit Fee", (c) Tranche B-1 Term Loans which are Alternate Base Rate Loans shall be the percentage set forth under the column "Alternate Base Rate Margin for Tranche B-1 Term Loans," (d) Tranche B-1 Term Loans which are LIBOR Rate Loans shall be the percentage set forth under the column "LIBOR Rate Margin for Tranche B-1 Term Loans", (e) the Letter of Credit Fee shall be the percentage set forth under the column "LIBOR Rate Margin for Revolving-1 Loans, Tranche A-1 Term Loans and Letter of Credit Fee" and (f) the Commitment Fee shall be the percentage set forth under the column "Commitment Fee":

                                                LIBOR Rate
                                                Margin for
                                 Alternate     Revolving-1
                                 Base Rate        Loans,
                                 Margin for      Tranche       Alternate
                                Revolving-1      A-1 Term      Base Rate      LIBOR Rate
                                 Loans and      Loans and      Margin for     Margin for
                   Leverage       Tranche       Letter of       Tranche        Tranche      Commitment
     Level          Ratio      A-1 Term Loans   Credit Fee  B-1 Term Loans  B-1 Term Loans      Fee
     -----         --------    --------------   ----------  --------------  --------------  ----------

       I        > or = 3.50 to     0.750%         2.000%         0.750%         2.000%         0.375%
                     1.00

                  < 3.50 to
                   1.00 but
      II        > or = 3.00 to     0.500%         1.750%         0.750%         2.000%         0.375%
                     1.00

                  < 3.00 to
                   1.00 but
      III      > or = 2.50 to      0.250%         1.500%         0.750%         2.000%         0.300%
                     1.00

      IV          < 2.50 to
                     1.00          0.000%         1.250%         0.750%         2.000%         0.250%

The Applicable Percentage shall, in each case, be determined and adjusted quarterly on the date (each an "Interest Determination Date") three (3) Business Days after the earlier of the date on which the Borrower provides or is required to provide to the Administrative Agent the annual or quarterly financial information and certifications in accordance with the provisions of Sections 5.1(a), 5.1(b) and 5.2(c). Such Applicable Percentage shall be effective from such Interest Determination Date until the next such Interest Determination Date. If the Borrower shall fail to provide the annual or quarterly financial information and certifications in accordance with the provisions of Sections 5.1(a), 5.1(b) and 5.2(c), the Applicable Percentage from such Interest Determination Date shall, on the date five (5) Business Days after the date by which the Borrower was so required to provide such financial information and certifications to the Administrative Agent and the Lenders, be based on Level I until such time as the date which is three (3) Business Days after the date such information and certifications are provided, whereupon the Level shall be determined by the then current Leverage Ratio; provided, that with respect to each LIBOR Rate Loan denominated in an Alternative Currency, the Applicable Percentage shall be increased by an amount equal to the applicable Mandatory Cost, as determined pursuant to the relevant formula set forth on Schedule 1.1(d) hereto.

         "Approved Fund" means with respect to any Lender under the Tranche A-1 Term Loan or the Tranche B-1 Term Loan that is a fund that invests in bank loans, any other fund that invests in commercial loans and is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

         "Arrangers" shall mean a collective reference to FUSI and BOCM and "Arranger" shall mean either of them.

         "Asset Disposition" shall mean the disposition of any or all of the assets (including, without limitation, the Capital Stock of a Subsidiary or any ownership interest in a joint venture) of any Credit Party or any Restricted Subsidiary whether by sale, lease, transfer or otherwise; provided, however, the term "Asset Disposition" shall not include (i) Specified Sales, (ii) the sale, lease or transfer of assets permitted by Section 6.4(c)(iii) or (iv) hereof, or
(iii) any Equity Issuance.

         "Attributed Principal Amount" means, on any day, with respect to any Permitted Receivables Financing entered into by any Credit Party, the aggregate amount (with respect to any such transaction, the "Invested Amount") paid to, or borrowed by, such Person as of such date under such Permitted Receivables Financing, minus the aggregate amount received by the applicable Receivables Financier and applied to the reduction of the Invested Amount under such Permitted Receivables Financing.

         "Bank One" shall mean Bank One, NA and its successors and assigns.

         "Bankruptcy Code" shall mean the Bankruptcy Code in Title 11 of the United States Code, as amended, modified, succeeded or replaced from time to time.

         "BOCM" shall mean Banc One Capital Markets, Inc.

         "Borrower" shall have the meaning set forth in the first paragraph of this Agreement. "Borrowing Date" shall mean, in respect of any Loan, the date such Loan is made. "Business" shall have the meaning set forth in Section 3.10.

         "Business Day" shall mean a day

                  (a) other than a Saturday, Sunday or other day on which commercial banks in Charlotte, North Carolina or New York, New York are authorized or required by law to close;

                  (b) if such day relates to any interest rate settings as to a LIBOR Rate Loan denominated in Dollars, any fundings, disbursements, settlements and payments in Dollars in respect of any such LIBOR Rate Loan, or any other dealings in Dollars to be carried out pursuant to this Agreement in respect of any such LIBOR Rate Loan, on which dealings in deposits in Dollars are conducted by and between banks in the London interbank eurodollar market;

                  (c) if such day relates to any interest rate settings as to a LIBOR Rate Loan denominated in euros, any fundings, disbursements, settlements and payments in euros in respect of any such LIBOR Rate Loan, or any other dealings in euro to be carried out pursuant to this Agreement in respect of any such LIBOR Rate Loan, which is a TARGET Day;

                  (d) if such day relates to any interest rate settings as to a LIBOR Rate Loan denominated in a currency other than Dollars or euros, on which dealings in deposits in the relevant currency are conducted by and between banks in the London or other applicable offshore interbank market for such currency; and

                  (e) if such day relates to any fundings, disbursements, settlements and payments in a currency other than Dollars or euro in respect of a LIBOR Rate Loan denominated in a currency other than Dollars or euro, or any other dealings in any currency other than Dollars or euro to be carried out pursuant to this Agreement in respect of any such LIBOR Rate Loan (other than any interest rate settings), on which banks are open for foreign exchange business in the principal financial center of the country of such currency.

         "Capital Lease" shall mean any lease of property, real or personal, the obligations with respect to which are required to be capitalized on a balance sheet of the lessee in accordance with GAAP.

         "Capital Lease Obligations" shall mean the aggregate principal component of capitalized lease obligations relating to a Capital Lease determined in accordance with GAAP.

         "Capital Stock" shall mean (i) in the case of a corporation, capital stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (iii) in the case of a partnership, partnership interests (whether general or limited), (iv) in the case of a limited liability company, membership interests and (v) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

         "Captive Insurance Company" shall mean any Subsidiary of the Borrower that is organized and subject to regulation as an insurance company, or the principal purpose of which is to procure insurance for the benefit of the Borrower and/or its Restricted Subsidiaries.

         "Cash Equivalents" shall mean (i) securities issued directly or fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition ("Government Obligations"), (ii) U.S. dollar denominated (or foreign currency fully hedged) time deposits, certificates of deposit, Eurodollar time deposits and Eurodollar certificates of deposit of (y) any domestic commercial bank of recognized standing having capital and surplus in excess of $250,000,000 or (z) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank being an "Approved Bank"), in each case with maturities of not more than one year from the date of acquisition, (iii) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any commercial paper or variable rate notes issued by, or guaranteed by any domestic corporation rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody's and maturing within nine months of the date of acquisition, (iv) repurchase agreements with a bank or trust company (including a Lender) or a recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States of America, (v) obligations of any state of the United States or any political subdivision thereof rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody's having maturities of not more than one year from the date of acquisition thereof, and (vi) auction preferred stock rated in the highest short-term credit rating category by S&P or Moody's.

         "Change of Control" shall mean (a) any Person or two or more Persons acting in concert (other than Mr. Gregg L. Engles or any other director or officer of the Borrower as of the Funding Date), shall have acquired "beneficial ownership," directly or indirectly, of, or shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of, control over, Voting Stock of the Borrower (or other securities convertible into such Voting Stock) representing 20% or more of the combined voting power of all Voting Stock of the Borrower, or (b) during any period of up to 25 consecutive months, commencing after the Funding Date, individuals who at the beginning of such 25 month period were directors of the Borrower (together with any new director whose election by the Borrower's Board of Directors or whose nomination for election by the

Borrower's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors of the Borrower then in office. As used herein, "beneficial ownership" shall have the meaning provided in Rule 13d-3 of the Securities and Exchange Commission under the Securities Act of 1934.

         "Closing Date" shall mean the date of this Agreement.

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         "Collateral" shall mean a collective reference to the collateral which is identified in, and at any time will be covered by, the Security Documents.

         "Commitment" shall mean the Revolving-1 Commitment, the LOC Commitment, the Swingline Commitment, the Tranche A-1 Term Loan Commitment and the Tranche B-1 Term Loan Commitment, individually or collectively, as appropriate.

         "Commitment Fee" shall have the meaning set forth in Section 2.6(a).

         "Commitment Percentage" shall mean the Dollar Revolving-1 Commitment Percentage, the Multi-currency Revolving-1 Commitment Percentage, the Tranche A-1 Term Loan Commitment Percentage and/or the Tranche B-1 Term Loan Commitment Percentage, as appropriate.

         "Commitment Period" shall mean the period from and including the Funding Date to but not including the Revolving-1 Commitment Termination Date.

         "Commitment Transfer Supplement" shall mean a Commitment Transfer Supplement, substantially in the form of Schedule 9.6(c).

         "Commonly Controlled Entity" shall mean an entity, whether or not incorporated, which is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes the Borrower and which is treated as a single employer under Section 414 of the Code.

         "Compliance Certificate" shall mean the officer's certificate delivered pursuant to Section 5.2(c).

         "Consolidated Capital Expenditures" shall mean for any period, all expenditures of the Borrower and its Restricted Subsidiaries on a consolidated basis for such period which in accordance with GAAP would be classified as capital expenditures, including without limitation, Capital Lease Obligations.

         "Consolidated EBITDA" shall mean, for any period, the sum of (i) Consolidated Net Income for such period, plus (ii) an amount which, in the determination of Consolidated Net

Income for such period, has been deducted for (A) Consolidated Interest Expense,
(B) total federal, state, local and foreign income, value added and similar taxes, (C) depreciation, amortization expense and other noncash charges, (D) pro forma cost savings add-backs resulting from non-recurring charges related to the Acquisition and other acquisitions to the extent permitted hereunder, as permitted pursuant to Regulation S-X of the Securities Exchange Act of 1934 or as approved by the Agents, and (E) other adjustments to Consolidated EBITDA reasonably acceptable to the Agents. Except as otherwise provided herein, the applicable period shall be for the four consecutive quarters ending as of the date of computation.

         "Consolidated Interest Expense" shall mean, for any period, all interest expense of the Borrower and its Restricted Subsidiaries, including the interest component under Capital Leases and the implied interest component under Permitted Receivables Financings, plus net amounts payable (or minus net amounts receivable) under Hedging Agreements, minus interest income for such period, in each case as determined in accordance with GAAP. Except as otherwise provided herein, the applicable period shall be for the four consecutive quarters ending as of the date of computation.

         "Consolidated Net Income" shall mean, for any period, net income (excluding extraordinary items) after taxes for such period of the Borrower and its Restricted Subsidiaries on a consolidated basis, as determined in accordance with GAAP, including net income attributable to Permitted Acquisitions after giving effect to such Permitted Acquisitions on a Pro Forma Basis. Except as otherwise provided herein, the applicable period shall be for the four consecutive quarters ending as of the date of computation.

         "Consolidated Net Worth" shall mean, as at any date, the sum for the Borrower and its Subsidiaries (including minority interests in any Person owned by the Borrower or any of its Subsidiaries), determined on a consolidated basis without duplication in accordance with GAAP, of (a) the amount of Capital Stock plus (b) the amount of additional paid in capital plus (c) the amount of retained earnings (or, in the case of any retained earnings deficit, minus the amount of such deficit).

         "Contractual Obligation" shall mean, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

         "Credit Documents" shall mean this Agreement, each of the Notes, any Joinder Agreement, the Letters of Credit, the LOC Documents and the Security Documents.

         "Credit Party" shall mean any of the Borrower or the Guarantors.

         "Credit Party Obligations" shall mean, without duplication, (i) all of the obligations of the Credit Parties to the Lenders (including the Issuing Lender) and the Administrative Agent, whenever arising, under this Agreement, the Notes or any of the other Credit Documents (including, but not limited to, any interest accruing after the occurrence of a filing of a petition of bankruptcy under the Bankruptcy Code with respect to any Credit Party, regardless of whether such interest is an allowed claim under the Bankruptcy
Code) and (ii) all liabilities and
obligations, whenever arising, owing from the Borrower or any of its Restricted Subsidiaries under any Hedging Agreement (which such Hedging Agreement is permitted hereunder) with any Person that is a Lender (or an Affiliate of any such Lender) hereunder at the time such Hedging Agreement is executed or becomes a Lender (or an Affiliate of a Person that becomes a Lender) at any time after such Hedging Agreement was executed (all such obligations with respect to any such Hedging Agreement, "Hedging Obligations").

         "Debt Issuance" shall mean the issuance of any Indebtedness for borrowed money by any Credit Party or any of its Restricted Subsidiaries (excluding, for purposes hereof, any Equity Issuance or any Indebtedness of the Borrower and its Restricted Subsidiaries permitted to be incurred pursuant to
Section 6.1 hereof (other than Indebtedness permitted to be incurred pursuant to Section 6.1(j))).

         "Default" shall mean the occurrence of any of the events specified in
Section 7.1, whether or not any requirement for the giving of notice or the lapse of time, or both, or any other condition, has been satisfied.

         "Defaulting Lender" shall mean, at any time, any Lender that, at such time (a) has failed to make a Loan required pursuant to the terms of this Credit Agreement, including the funding of a Participation Interest in accordance with the terms hereof, (b) has failed to pay to the Administrative Agent or any other Lender an amount owed by such Lender pursuant to the terms of this Credit Agreement, or (c) has been deemed insolvent by its principal regulator or has become subject to a bankruptcy or insolvency proceeding or to a receiver, trustee or similar official.

         "DFA Agreement" shall mean that certain Securities Purchase Agreement, dated as of April 4, 2001, among Dean Foods Company (formerly known as Suiza Foods Corporation), Suiza Dairy Group Holdings, Inc., Suiza Dairy Group, L.P., Suiza Southeast, LLC, Dairy Farmers of America, Inc., and, for certain limited purposes, Mid-Am Capital, L.L.C., as the same may be amended or modified from time to time.

         "Dollar Amount" shall mean (a) with respect to each Loan made or continued in Dollars, the principal amount thereof and (b) with respect to each Loan made or continued in an Alternative Currency, the amount of Dollars which is equivalent to the principal amount of such Loan, at the most favorable spot exchange rate determined by the Administrative Agent at approximately 11:00 a.m. (the time of the Administrative Agent's Correspondent) two (2) Business Days before such Loan is made or continued (or to be made or continued). When used with respect to any other sum expressed in an Alternative Currency, "Dollar Amount" shall mean the amount of Dollars which is equivalent to the amount so expressed in such Alternative Currency at the most favorable spot exchange rate determined by the Administrative Agent to be available to it at the relevant time.

         "Dollar Letter of Credit" shall mean each Letter of Credit issued under the Dollar Revolving-1 Committed Amount pursuant to Section 2.3(a).

         "Dollar LOC Obligations" shall mean, at any time, the sum of (i) the maximum amount which is, or at any time thereafter may become, available to be drawn under Dollar Letters of Credit then outstanding, assuming compliance with all requirements for drawings referred to in such Dollar Letters of Credit plus
(ii) the aggregate amount of all drawings under Dollar Letters of Credit honored by the Issuing Lender but not theretofore reimbursed.

         "Dollar Revolving-1 Commitment Percentage" shall mean, for each Lender, the percentage identified as its Dollar Revolving-1 Commitment Percentage on the Register, as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 9.6(c).

         "Dollar Revolving-1 Committed Amount" shall mean the sum of the Dollar Revolving-1 Subcommitments. As of the Fifth Amendment Effective Date, the Dollar Revolving-1 Committed Amount shall be $800,000,000, as such amount may be modified from time in accordance with the provisions hereof.

         "Dollar Revolving-1 Loans" shall have the meaning set forth in Section 2.1(a)(i).

         "Dollar Revolving-1 Subcommitment" shall mean, with respect to each Lender, the amount of such Lender's Revolving-1 Commitment available for Dollar Revolving-1 Loans in an aggregate principal amount at any time outstanding up to such Lender's Dollar Revolving-1 Subcommitment as specified in the Register, as such amount may be reduced from time to time in accordance with the provisions hereof or in connection with any assignment made in accordance with the provisions of Section 9.6(c).

         "Dollars" and "$" shall mean dollars in lawful currency of the United States of America.

         "Domestic Lending Office" shall mean, initially, the office of each Lender designated as such Lender's Domestic Lending Office shown on Schedule 9.2; and thereafter, such other office of such Lender as such Lender may from time to time specify to the Administrative Agent and the Borrower as the office of such Lender at which Alternate Base Rate Loans of such Lender are to be made.

         "Domestic Subsidiary" shall mean any Subsidiary that is organized and existing under the laws of the United States or any state or commonwealth thereof or under the laws of the District of Columbia.

         "EMU" shall mean economic and monetary union as contemplated in the Treaty on European Union.

         "EMU Legislation" shall mean legislative measures of the Council of European Union for the introduction of, change over to or operation of the euro.

         "Environmental Claim" shall mean, with respect to any Person, any written notice, claim, demand or other communication (collectively, a "claim") by any other Person alleging or asserting such Person's liability for investigatory costs, cleanup costs, governmental response costs, damages to natural resources or other Property, personal injuries, fines or penalties arising out of, based on or resulting from (a) the presence, or release into the environment, of any Hazardous Material at any location, whether or not owned by such Person, or (b) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law. The term "Environmental Claim" shall include, without limitation, any claim by any Governmental Authority for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and any claim by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from the presence of Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.

         "Environmental Laws" shall mean any and all applicable foreign, Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirement of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time be in effect during the term of this Agreement.

         "Equity Issuance" shall mean any issuance by the Borrower or any of its Restricted Subsidiaries to any Person which is not a Credit Party of (a) shares of its Capital Stock, (b) any shares of its Capital Stock pursuant to the exercise of options (excluding for purposes hereof the issuance of Capital Stock pursuant to the exercise of stock options held by directors, officers or other employees or former employees of the Credit Parties or personal representatives or heirs or beneficiaries of any oil them) or warrants or (C) any shares of its Capital Stock pursuant to the conversion of any debt securities to equity.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "ERISA Affiliate" shall mean any corporation or trade or business that is a member of any group of organizations (i) described in Section 414(b) or (c) of the Code of which any Credit Party or any of its Subsidiaries is a member,
(ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and Section 412(n) of the Code, described in Section 414(m) or
(o) of the Code of which any Credit Party or any of its Subsidiaries is a member and (iii) which are under common control with any Credit Party or any of its Subsidiaries within the meaning of Section 4001(a)(14) of ERISA.

         "euro" shall mean the single currency to which the Participating Member States of the European Union have converted.

         "Eurodollar Reserve Percentage" shall mean for any day, the percentage (expressed as a decimal and rounded upwards, if necessary, to the next higher 1/100th of 1%) which is in effect for such day as prescribed by the Federal Reserve Board (or any successor) for determining the maximum reserve requirement (including without limitation any basic, supplemental or emergency reserves) in respect of Eurocurrency liabilities, as defined in Regulation D of such

Board as in effect from time to time, or any similar category of liabilities for a member bank of the Federal Reserve System in New York City.

         "Event of Default" shall mean any of the events specified in Section 7.1; provided, however, that any requirement for the giving of notice or the lapse of time, or both, or any other condition, has been satisfied.

         "Excess Cash Flow" shall mean, with respect to any fiscal year period of the Borrower and its Restricted Subsidiaries on a consolidated basis, an amount equal to (a) Consolidated EBITDA for such period minus (b) Consolidated Capital Expenditures for such period minus (c) Scheduled Funded Debt Payments made during such period minus (d) Consolidated Interest Expense minus (e) amounts paid in respect of federal, state, local and foreign income, value added and similar taxes with respect to such period minus (f) voluntary principal prepayments of Term Loans made during such period.

         "Excluded Disposition" shall mean the sale, transfer, or other disposition of (a) any motor vehicles or other equipment no longer used or useful in the business of the Borrower or any of its Restricted Subsidiaries,
(b) any inventory, materials and other assets in the ordinary course of business and on ordinary business terms, (c) Permitted Investments described in clause
(a) of the definition thereof and (d) an Investment Tax Credit.

         "Existing Letters of Credit" means the letters of credit outstanding on the Funding Date and identified on Schedule 1.1(d) hereto.

         "Existing Tranche A-1 Term Loan" shall have the meaning set forth in
Section 2.4 hereof.

         "Existing Tranche B-1 Term Loan" shall have the meaning set forth in
Section 2.5 hereof.

         "Extension of Credit" shall mean, as to any Lender, the making of a Loan by such Lender or the issuance of, or participation in, a Letter of Credit by such Lender.

         "Federal Funds Effective Rate" shall have the meaning set forth in the definition of "Alternate Base Rate".

         "Fee Letter" shall mean the letter agreement dated April 4, 2001 addressed to the Borrower from the Administrative Agent, the Syndication Agent, First Union Securities, Inc. and Banc One Capital Markets, Inc., as amended, modified or otherwise supplemented.

         "Fifth Amendment" shall mean that certain Fifth Amendment to Credit Agreement among the Borrower, the Administrative Agent and the Required Lenders dated as of December 31, 2003.

         "Fifth Amendment Effective Date" shall mean the date upon which all of the conditions precedent set forth in the Fifth Amendment shall have been satisfied.

         "First Tier Foreign Subsidiary" shall mean any direct Foreign Subsidiary of a Credit Party.

         "First Union" shall mean Wachovia Bank, National Association (formerly known as First Union National Bank), a national banking association and its successors and assigns.

         "Foreign Subsidiary" shall mean any Subsidiary that is not a Domestic Subsidiary.

         "Fourth Amendment" shall mean that certain Fourth Amendment to Credit Agreement among the Borrower, the Administrative Agent and the Lenders dated as of August 29, 2003.

         "Fourth Amendment Effective Date" shall mean the date upon which all of the conditions precedent set forth in the Fourth Amendment shall have been satisfied.

         "Funded Debt" shall mean, with respect to any Person, without duplication, (a) all Indebtedness of such Person other than Indebtedness of the types referred to in clause (e), (g), (i) and (m) of the definition of "Indebtedness" set forth in this Section 1.1, (b) all Funded Debt of others of the type referred to in clause (a) above secured by (or for which the holder of such Funded Debt has an existing right, contingent or otherwise, to be secured
by) any Lien on, or payable out of the proceeds of production from, property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (c) all Guaranty Obligations of such Person with respect to Funded Debt of the type referred to in clause (a) above of another Person and
(d) Funded Debt of the type referred to in clause (a) above of any partnership or unincorporated joint venture in which such Person is legally obligated or has a reasonable expectation of being liable with respect thereto.

         "Funding Date" shall mean the date upon which all the conditions precedent to funding under Section 4.2 shall have been satisfied, and the initial Extensions of Credit are made hereunder, which in any event, shall occur no later than December 31, 2001.

         "FUSI" shall mean Wachovia Securities, LLC (formerly known as First Union Securities, Inc.).

         "GAAP" shall mean generally accepted accounting principles in effect in the United States of America applied on a consistent basis, subject, however, in the case of determination of compliance with the financial covenants set out in
Section 5.9 to the provisions of Section 1.3.

         "Government Acts" shall have the meaning set forth in Section 2.18.

         "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Guarantor" shall mean any of the Domestic Subsidiaries identified as a "Guarantor" on the signature pages hereto and the Additional Credit Parties which execute a Joinder Agreement, together with their successors and permitted assigns.

         "Guaranty" shall mean the guaranty of the Guarantors set forth in
Article X.

         "Guaranty Obligations" means, with respect to any Person, without duplication, any obligations of such Person (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing or intended to guarantee any Indebtedness of any other Person in any manner, whether direct or indirect, and including without limitation any obligation, whether or not contingent, (i) to purchase any such Indebtedness or any property constituting security therefor, (ii) to advance or provide funds or other support for the payment or purchase of any such Indebtedness or to maintain working capital, solvency or other balance sheet condition of such other Person (including without limitation keep well agreements, maintenance agreements or similar agreements or arrangements) for the benefit of any holder of Indebtedness of such other Person, (iii) to lease or purchase assets, securities or services primarily for the purpose of assuring the holder of such Indebtedness, or (iv) to otherwise assure or hold harmless the holder of such Indebtedness against loss in respect thereof. The amount of any Guaranty Obligation hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount (or maximum principal amount, if larger) of the Indebtedness in respect of which such Guaranty Obligation is made.

         "Hazardous Material" shall mean, collectively, (a) any petroleum or petroleum products, flammable materials, explosives, radioactive materials, asbestos, urea formaldehyde foam insulation, and transformers or other equipment that contain polychlorinated biphenyls ("PCB's"), (b) any chemicals or other materials or substances that are now or hereafter become defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous wastes", "restricted hazardous wastes", "toxic substances", "toxic pollutants", "contaminants", "pollutants" or words of similar import under any Environmental Law and (c) any other chemical or other material or substance, exposure to which is now or hereafter prohibited, limited or regulated under any Environmental Law.

         "Hedging Agreements" shall mean, with respect to any Person, any agreement entered into to protect such Person against fluctuations in interest rates, or currency values, including, without limitation, any interest rate swap, cap or collar agreement or similar arrangement between such Person and one or more counterparties, any foreign currency exchange agreement, currency protection agreements, or other interest or exchange rate hedging agreements.

         "Hedging Obligation" shall have the meaning set forth in the definition of Credit Party Obligations.

         "Indebtedness" shall mean, with respect to any Person, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (c) all obligations of such Person under conditional sale or other title retention agreements relating to assets purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (d) all obligations of such Person issued or assumed as the deferred purchase price of assets or services purchased by such Person (other than trade debt incurred in the ordinary course of business and due within six months of the incurrence thereof) which would appear as liabilities on a balance sheet of such Person, (e) all obligations of such Person under take-or-pay or similar arrangements, (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, assets owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (g) all Guaranty Obligations of such Person with respect to Indebtedness of another Person, (h) the principal portion of all obligations of such Person under Capital Leases,
(i) all obligations of such Person under Hedging Agreements, (j) the maximum amount of all standby letters of credit issued or bankers' acceptances facilities created for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), (k) all preferred Capital Stock issued by such Person and which by the terms thereof could be (at the request of the holders thereof or otherwise) subject to mandatory sinking fund payments, redemption or other acceleration, (l) the principal balance outstanding under any synthetic lease, tax retention operating lease, accounts receivable securitization program, off-balance sheet loan or similar off-balance sheet financing product, including without limitation, the outstanding Attributed Principal Amount under any Permitted Receivables Financing, and (m) the Indebtedness of any partnership or unincorporated joint venture in which such Person is a general partner or a joint venturer.

         "Insolvency" shall mean, with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of such term as used in
Section 4245 of ERISA.

         "Insolvent" shall mean being in a condition of Insolvency.

         "Intellectual Property" has the meaning set forth in Section 3.16.

         "Intercreditor Agreement" means the Intercreditor Agreement dated as of the Funding Date by and between the Administrative Agent and Bank One, NA (Main Office Chicago) (the "Receivables Agent"), as agent under the Amended and Restated Receivables Purchase Agreement, dated as of the Funding Date by and among the Borrower, the Subsidiaries of the Borrower party thereto, the Receivables Agent and the financial institutions parties thereto, as amended, modified or supplemented from time to time in accordance with its terms.

         "Interest Coverage Ratio" means, with respect to the Borrower and its Restricted Subsidiaries on a consolidated basis for the twelve month period ending on the last day of any fiscal quarter of the Borrower, the ratio of (a) Consolidated EBITDA to (b) Consolidated Interest Expense. Notwithstanding the foregoing, for purposes of calculating the Interest Coverage Ratio of the Borrower and its Restricted Subsidiaries for the first three complete fiscal quarters to occur after the Funding Date, the interest component thereof shall be determined by annualizing such component such that for the first complete fiscal quarter to occur after the Funding Date such component would be multiplied by four (4), the first two complete fiscal quarters would be multiplied by two (2) and the first three complete fiscal quarters would be multiplied by one and one-third (1-1/3).

         "Interest Payment Date" shall mean (a) as to any Alternate Base Rate Loan or Swingline Loan, the last day of each March, June, September and December and on the applicable Maturity Date, (b) as to any LIBOR Rate Loan having an Interest Period of three months or less, the last day of such Interest Period, and (c) as to any LIBOR Rate Loan having an Interest Period longer than three months, the day which is three months after the first day of such Interest Period and the last day of such Interest Period.

         "Interest Period" shall mean, with respect to any LIBOR Rate Loan,

                  (i) during the Syndication Period, the period commencing on the Borrowing Date or conversion date, as the case may be, with respect to such LIBOR Rate Loan and ending seven (7) days thereafter; and

                  (ii) initially after the Syndication Period, the period commencing on the Borrowing Date or conversion date, as the case may be, with respect to such LIBOR Rate Loan and ending one, two, three or six months thereafter, as selected by the Borrower in the Notice of Borrowing or Notice of Conversion given with respect thereto; and

                  (iii) thereafter, each period commencing on the last day of the immediately preceding Interest Period applicable to such LIBOR Rate Loan and ending one, two, three or six months thereafter, as selected by the Borrower by irrevocable notice to the Administrative Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto;

                  provided that the foregoing provisions are subject to the following:

                           (A) if any Interest Period pertaining to a LIBOR Rate
                  Loan would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

                           (B) any Interest Period pertaining to a LIBOR Rate
                  Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the relevant calendar month;

                           (C) if the Borrower shall fail to give notice as
                  provided above, the Borrower shall be deemed to have selected an Alternate Base Rate Loan to replace the affected LIBOR Rate Loan;

                           (D) no Interest Period in respect of any Loan shall
                  otherwise extend beyond the applicable Maturity Date for such Loan and, further with regard to the

                  Tranche A-1 Term Loans and the Tranche B-1 Term Loans, no Interest Period shall extend beyond any principal amortization payment date unless the portion of such Tranche A-1 Term Loan or Tranche B-1 Term Loan consisting of Alternate Base Rate Loans together with the portion of such Tranche A-1 Term Loan and Tranche B-1 Term Loan consisting of LIBOR Rate Loans with Interest Periods expiring prior to or concurrently with the date such principal amortization payment date is due, is at least equal to the amount of such principal amortization payment due on such date; and

                           (E) no more than sixteen (16) LIBOR Rate Loans may be
                  in effect at any time. For purposes hereof, LIBOR Rate Loans with different Interest Periods shall be considered as separate LIBOR Rate Loans, even if they shall begin on the same date and have the same duration, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new LIBOR Rate Loan with a single Interest Period.

         "Investment" shall mean an investment, in cash or by delivery of assets made, directly or indirectly in, to or from any Person, whether by acquisition of shares of Capital Stock, property, assets, indebtedness or other obligations or securities or by loan, advance, capital contribution or otherwise.

         "Investment Tax Credit" shall mean an investment tax credit to which the Borrower or any of its Restricted Subsidiaries may be entitled pursuant to the Puerto Rico Agricultural Tax Incentives Act of 1995.

         "Issuing Lender" means (a) with respect to any Existing Letter of Credit, the financial institutions shown on Schedule 1.1(d) as the issuer of such Letter of Credit and (b) with respect to any other Letter of Credit, (i) First Union or (ii) Bank One, as applicable.

         "Joinder Agreement" shall mean a Joinder Agreement substantially in the form of Schedule 5.10, executed and delivered by an Additional Credit Party in accordance with the provisions of Section 5.10.

         "Lender" shall have the meaning set forth in the first paragraph of this Agreement.

         "Letter of Credit" means any Existing Letter of Credit and any letter of credit issued by an Issuing Lender pursuant to the terms hereof, as such Letters of Credit may be amended, modified, extended, renewed or replaced from time to time.

         "Letter of Credit Fee" shall have the meaning set forth in Section 2.6(b).

         "Leverage Ratio" shall mean, with respect to the Borrower and its Restricted Subsidiaries on a consolidated basis for the twelve month period ending on the last day of any fiscal quarter, the ratio of (a) Funded Debt of the Borrower and its Restricted Subsidiaries on a consolidated basis on the last day of such period, minus cash held on a consolidated basis on such day, to (b) Consolidated EBITDA for such period.

         "LIBOR" shall mean, for any LIBOR Rate Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in the Permitted Currency in which the applicable Loan is denominated at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "LIBOR" shall mean, for any LIBOR Rate Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in the Permitted Currency in which the applicable Loan is denominated at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%). If, for any reason, neither of such rates is available, then "LIBOR" shall mean the rate per annum at which, as determined by the Administrative Agent, the Permitted Currency in which the applicable Loan is denominated in an amount comparable to such LIBOR Rate Loan are being offered to leading banks at approximately 11:00 A.M. London time, two (2) Business Days prior to the commencement of the applicable Interest Period for settlement in immediately available funds by leading banks in the London interbank market for a period equal to the Interest Period selected.

         "LIBOR Lending Office" shall mean, initially, the office of each Lender designated as such Lender's LIBOR Lending Office shown on Schedule 9.2; and thereafter, such other office of such Lender as such Lender may from time to time specify to the Administrative Agent and the Borrower as the office of such Lender at which the LIBOR Rate Loans of such Lender are to be made.

         "LIBOR Rate" shall mean:

         (a) with respect to any LIBOR Rate Loan denominated in Dollars, a rate per annum (rounded upwards, if necessary, to the next higher 1/100th of 1%) determined by the Administrative Agent pursuant to the following formula:

                    LIBOR Rate =                           LIBOR
                                             -----------------------------
                                      1.00 - Eurodollar Reserve Percentage

         and

         (b) with respect to any LIBOR Rate Loan denominated in an Alternative Currency, a rate per annum (rounded upwards, if necessary, to the next higher 1/100th of 1%) equal to LIBOR.

         "LIBOR Rate Loan" shall mean Loans the rate of interest applicable to which is based on the LIBOR Rate.

         "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Capital Lease having substantially the same economic effect as any of the foregoing).

         "Loan" shall mean a Revolving-1 Loan, a Swingline Loan, the Tranche A-1 Term Loan and/or the Tranche B-1 Term Loan, as appropriate.

         "LOC Commitment" shall mean the commitment of the Issuing Lenders to issue Letters of Credit and with respect to each Lender, the commitment of such Lender to purchase participation interests in the Letters of Credit as provided in Section 2.3(c), as such amounts may be reduced from time to time in accordance with the provisions hereof.

         "LOC Committed Amount" shall have the meaning set forth in Section 2.3(a).

         "LOC Obligations" shall mean, collectively, the Dollar LOC Obligations and the Multi-currency LOC Obligations.

         "LOC Obligations" shall mean, at any time, the sum of (i) the maximum amount which is, or at any time thereafter may become, available to be drawn under Letters of Credit then outstanding, assuming compliance with all requirements for drawings referred to in such Letters of Credit plus (ii) the aggregate amount of all drawings under Letters of Credit honored by the Issuing Lender but not theretofore reimbursed.

         "Mandatory Borrowing" shall have the meaning set forth in Section 2.2(b)(ii).

         "Mandatory Cost" shall mean the percentage rate per annum calculated by the Administrative Agent in accordance with Schedule 1.1(d) hereto.

         "Mandatory Dollar Borrowing" shall have the meaning set forth in
Section 2.3(e)(i).

         "Mandatory Multi-currency Borrowing" shall have the meaning set forth in Section 2.3(e)(ii).

         "Material Adverse Effect" shall mean a material adverse effect on (a) the business, operations, property, prospects or financial condition of the Borrower and its Restricted Subsidiaries (including the Acquired Company and its Subsidiaries) taken as a whole, (b) the ability of the Borrower and Guarantors, taken as a whole, to perform their obligations, when such obligations are required to be performed, under this Agreement, any of the Notes or any other Credit Document or (c) the validity or enforceability of this Agreement, any of the Notes or any of the other Credit Documents or the rights or remedies of the Administrative Agent or the Lenders hereunder or thereunder.

         "Material Contract" shall mean any contract or other arrangement, whether written or oral, to which the Borrower or any of its Restricted Subsidiaries is a party as to which the breach, nonperformance, cancellation or failure to renew by any party thereto could reasonably be expected to have a Material Adverse Effect.

         "Material Subsidiary" shall mean any Restricted Subsidiary (other than a Receivables Financing SPC) of a Credit Party with assets of $100,000 or more; provided, however, if the aggregate assets of Restricted Subsidiaries (other than Receivables Financing SPCs) that are not Material Subsidiaries at any time exceeds $1,000,000, the Borrower shall designate one or more of such Restricted Subsidiaries as Material Subsidiaries such that, after giving effect to such designations, the aggregate assets of Restricted Subsidiaries (other than Receivables Financing SPCs) that are not Material Subsidiaries shall be less than $1,000,000.

         "Maturity Date" shall mean (i) with respect to the Tranche A-1 Term Loan, the Tranche A-1 Term Loan Maturity Date, (ii) with respect to the Tranche B-1 Term Loan, the Tranche B-1 Term Loan Maturity Date and (iii) with respect to the Revolving-1 Loans and Swingline Loans, the Revolving-1 Commitment Termination Date.

         "Merger Agreement" shall mean that certain Agreement and Plan of Merger dated as of April 4, 2001 by and among the Borrower, Blackhawk Acquisition Corp. and the Acquired Company, as the same may be amended or modified from time to time.

         "Moody's" shall mean Moody's Investors Service, Inc.

         "Mortgage Instrument" shall have the meaning set forth in Section 4.2(f). "Mortgage Policies" shall have the meaning set forth in Section 4.2(f). "Mortgaged Property" shall have the meaning set forth in Section 4.2(f).

         "Multi-currency Letter of Credit" shall mean each Letter of Credit issued under the Multi-currency Revolving-1 Committed Amount pursuant to Section 2.3(a).

         "Multi-currency LOC Obligations" shall mean, at any time, the sum of
(i) the maximum amount which is, or at any time thereafter may become, available to be drawn under Multi-currency Letters of Credit then outstanding, assuming compliance with all requirements for drawings referred to in such Multi-currency Letters of Credit plus (ii) the aggregate amount of all drawings under Multi-currency Letters of Credit honored by the Issuing Lender but not theretofore reimbursed.

         "Multi-currency Revolving-1 Commitment Percentage" shall mean, for each Lender, the percentage identified as its Multi-currency Revolving-1 Commitment Percentage on the Register, as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 9.6(c).

         "Multi-currency Revolving-1 Committed Amount" shall mean the sum of the Multi-currency Revolving-1 Subcommitments. As of the Fifth Amendment Effective Date, the Multi-currency Revolving-1 Committed Amount shall be $200,000,000, as such amount may be modified from time in accordance with the provisions hereof.

         "Multi-currency Revolving-1 Loans" shall have the meaning set forth in
Section 2.1(a)(ii).

         "Multi-currency Revolving-1 Subcommitment" shall mean, with respect to each Lender, the amount of such Lender's Revolving-1 Commitment available for Multi-currency Revolving-1 Loans in an aggregate principal amount at any time outstanding up to such Lender's Multi-currency Revolving-1 Subcommitment as specified in the Register, as such amount may be reduced from time to time in accordance with the provisions hereof or in connection with any assignment made in accordance with the provisions of Section 9.6(c).

         "Multiemployer Plan" shall mean a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

         "Net Cash Proceeds" shall mean the aggregate cash proceeds received by any Credit Party or any Restricted Subsidiary in respect of any Asset Disposition, Equity Issuance or Debt Issuance, net of (a) direct costs (including, without limitation, legal, accounting and investment banking fees, and sales commissions) and (b) taxes paid or payable as a result thereof; it being understood that "Net Cash Proceeds" shall include, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received by the Borrower or any Restricted Subsidiary in any Asset Disposition, Equity Issuance or Debt Issuance.

         "Note" or "Notes" shall mean the Revolving-1 Notes, the Swingline Note, the Tranche A-1 Term Notes and/or the Tranche B-1 Term Notes, collectively, separately or individually, as appropriate. From and after the Fourth Amendment Effective Date, some or all of the Loans may not be evidenced by Notes, and consequently, with respect to any Lender that has made Loans not evidenced by Notes, any reference to a Revolving-1 Note, Tranche A-1 Term Note, Tranche B-1 Term Note, or Note, shall, as applicable, be deemed to be a reference to the related Credit Party Obligations that would be represented by such a Revolving-1 Note, Tranche A-1 Term Note, Tranche B-1 Term Note or Note had such Lender elected to have its Loans represented by Notes.

         "Notice of Borrowing" shall mean the written notice of borrowing as referenced and defined in Section 2.1(b)(i).

         "Notice of Conversion/Extension" shall mean the written notice of extension or conversion as referenced and defined in Section 2.11.

         "Obligations" shall mean, collectively, Loans and LOC Obligations. "Participant" shall have the meaning set forth in Section 9.6(b).

         "Original Tranche A-1 Term Loan" shall have the meaning set forth in
Section 2.4 hereof.

         "Original Tranche B-1 Term Loan" shall have the meaning set forth in
Section 2.5 hereof.

         "Participation Interest" shall mean the purchase by a Lender of a participation interest in Swingline Loans as provided in Section 2.2(b)(ii) or in Letters of Credit as provided in Section 2.3.

         "Participating Member State" shall mean each state so described in any EMU Legislation.

         "Patent License" shall mean all agreements, whether written or oral, providing for the grant by or to a Credit Party of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any thereof referred to in Schedule 3.16.

         "Patents" shall mean (a) all letters patent of the United States or any other country and all reissues and extensions thereof, including, without limitation, any thereof referred to in Schedule 3.16, and (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any thereof referred to in Schedule 3.16.

         "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

         "Permitted Acquisition" shall mean an acquisition by the Borrower or any of its Restricted Subsidiaries which (i) is an acquisition of a Person or assets of a Person in a line of business permitted by Section 6.3 hereof, (ii) is in an amount not greater than $300,000,000 in total cash consideration (after deducting cash on the balance sheet of the Person acquired or included in the assets being acquired) for any single acquisition; provided, however, the total cash consideration (after deducting cash on the balance sheet of the Person acquired or included in the assets being acquired) for any single acquisition may exceed $300,000,000 with the consent of the Required Lenders, (iii) is approved by the Board of Directors or the requisite shareholders of the Person being acquired or Person transferring the assets being acquired, (iv) if an acquisition of Capital Stock of a Person, at least 51% of all issued and outstanding Capital Stock of such Person is acquired, and (v) after giving effect to such acquisition on a Pro Forma Basis, the Borrower and its Restricted Subsidiaries are in compliance with each of the financial covenants set forth in
Section 5.9.

         "Permitted Currency" shall mean Dollars or any Alternative Currency, or each such currency, as the context requires.

         "Permitted Investments" shall mean:

                  (a) cash or Cash Equivalents;

                  (b) Investments outstanding as of the Funding Date and identified in Schedule 1.1(b) or other investments outstanding as of the Funding Date not exceeding in acquisition cost $20,000,000 in the aggregate;

                  (c) Investments by any Subsidiary of the Borrower in the Borrower and Investments by any Credit Party or any Restricted Subsidiary in any Credit Party or any Restricted Subsidiary (including, but not limited to, loans from a Restricted Subsidiary to another Restricted Subsidiary).

                  (d) Permitted Acquisitions;

                  (e) operating deposit accounts with depository institutions;

                  (f) Hedging Agreements;

                  (g) (i) Investments permitted under Section 6.4(b) hereof,
         (ii) investments received in connection with a disposition permitted by
         Section 6.4(c) hereof and (iii) indemnities executed in connection with the sale of Investment Tax Credits;

                  (h) Investments by the Borrower and its Subsidiaries in the Capital Stock of their Subsidiaries to the extent outstanding as of the Funding Date;

                  (i) loans and advances to employees in the ordinary course of business not exceeding $10,000,000 in the aggregate;

                  (j) deposits to secure bids, tenders, utilities, vendors, leases, licenses, statutory obligations, surety and appeal bonds and other deposits of like nature arising in the ordinary course of business;

                  (k) Investments by any Credit Party in a Receivables Financing SPC made in connection with a Permitted Receivables Financing;

                  (l) Investments by the Borrower and its Subsidiaries in a Captive Insurance Company in a cumulative amount from the Funding Date not to exceed $75,000,000;

                  (m) additional Investments up to but not exceeding $80,000,000 in the aggregate during each fiscal year, including investments in Unrestricted Subsidiaries; provided, however, that notwithstanding the foregoing, the Borrower shall be permitted to make additional investments in Unrestricted Subsidiaries during any fiscal year in an amount equal to the aggregate amount of dividends and other distributions received by the Borrower or its Restricted Subsidiaries from Unrestricted Subsidiaries and payments of Indebtedness by an Unrestricted Subsidiary to the Borrower or a Restricted Subsidiary during such fiscal year; and

                  (n) Investments by the Borrower or any of its Restricted Subsidiaries, each of which (i) existed before the time of acquisition of the Person or assets of the Person who made such investment and (ii) was not made in anticipation of such acquisition.

         "Permitted Liens" shall mean:

                  (a) Liens created by or otherwise existing, under or in connection with this Agreement or the other Credit Documents in favor of the Lenders;

                  (b) Liens in connection with Hedging Agreements, but only (i) to the extent such Liens secure Hedging Obligations, (ii) to the extent such Liens are on the same collateral as to which the Administrative Agent on behalf of the Lenders also has a Lien and (iii) if the provider of any such Hedging Agreement and the Lenders shall share pari passu in the collateral subject to such Liens;

                  (c) Liens in existence on the Funding Date and listed on
         Schedule 1.1(c);

                  (d) Liens imposed by any Governmental Authority for taxes, assessments or charges not yet delinquent or that are being contested in good faith and by appropriate proceedings if, unless the amount thereof is not material with respect to it or its financial condition, adequate reserves with respect thereto are maintained on the books of the Borrower or the affected Subsidiaries, as the case may be, in accordance with GAAP;

                  (e) carriers', warehousemen's, mechanics', materialmen's, landlord's, repairmen's or other like Liens arising in the ordinary course of business that are not overdue for a period of more than 30 days or that are being contested in good faith and by appropriate proceedings;

                  (f) Liens securing judgments but only to the extent for an amount and for a period not resulting in an Event of Default under
         Section 7.1(f) hereof;

                  (g) pledges or deposits under worker's compensation, unemployment insurance and other social security legislation;

                  (h) deposits or pledges to secure the performance of bids, trade contracts (other than for Indebtedness), leases, licenses, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                  (i) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business and encumbrances consisting of zoning restrictions, easements, licenses, restrictions on the use of Property or minor imperfections in title thereto that, in the aggregate, are not material in amount, and that do not in any case materially detract from the value of the Property subject thereto or interfere with the ordinary conduct of the business of the Borrower or any of its Subsidiaries;

                  (j) Liens upon personal Property acquired after the date hereof (by purchase, construction or otherwise), or upon other assets acquired after the date hereof as a capital expenditure, by the Borrower or any of its Subsidiaries, each of which Liens either (i) existed on such assets before the time of its acquisition and was not created in anticipation thereof or (ii) was created solely for the purpose of securing Indebtedness representing, or incurred to finance, refinance or refund, the cost of such assets; provided that (A) no such Lien shall extend to or cover any assets of the Borrower or such Subsidiary other than the assets so acquired, (B) the principal amount of Indebtedness secured by any such Lien shall at no time exceed the fair market value (as determined in good faith by a Responsible Officer of the Borrower) of such assets at the time they were acquired, and (C) the principal amount of all Indebtedness (other than Indebtedness permitted by Section 6.1(c) hereof) secured by such Liens shall not exceed $30,000,000 in the aggregate;

                  (k) Liens upon real Property heretofore leased or leased after the date hereof (under operating or Capital Leases) in the ordinary course of business by the Borrower or any of its Subsidiaries in favor of the lessor created at the inception of the lease transaction, securing obligations of the Borrower or any of its Subsidiaries under or in respect of such lease and extending to or covering only the Property subject to such lease and improvements thereon;

                  (l) Liens of sellers or creditors of sellers of farm products encumbering such farm products when sold to any of the Borrower or its Subsidiaries pursuant to the Food Security Act of 1985 or pursuant to similar state laws to the extent such Liens may be deemed to extend to the assets of such Person;

                  (m) protective Uniform Commercial Code filings with respect to personal Property leased by, or consigned to, any of the Borrower or its Subsidiaries;

                  (n) Liens upon assets of Unrestricted Subsidiaries;

                  (o) Liens in favor of a Receivables Financing SPC or Receivables Financier created or deemed to exist in connection with a Permitted Receivables Financing (including any related filings of any financing statements), but only to the extent that any such Lien relates to the applicable Transferred Assets actually sold, contributed, financed or otherwise conveyed or pledged pursuant to such transaction;

                  (p) any extension, renewal or replacement of the foregoing; provided, however, that the Liens permitted under this clause (q) shall not be spread to cover any additional Indebtedness or assets and the principal amount of such Indebtedness shall not be increased;

                  (q) Liens securing Indebtedness to the extent such Indebtedness is permitted pursuant to Section 6.1(g) and Section 6.1(k); and

                  (r) Liens upon personal Property or fixtures granted in connection with the energy saving program with Enron Energy Services Operations Inc. ("Enron"); provided that (A) no such Lien shall extend to or cover any assets of the Borrower or any Subsidiary other than assets purchased by Enron and transferred to the Borrower or any

         Subsidiary in connection with that program, and (B) the aggregate value of the assets covered by such Liens shall not exceed $50,000,000 in the aggregate at any time.

         "Permitted Receivables Financing" shall mean any one or more receivables financings in which (a) any Credit Party or any Restricted Subsidiary (i) sells (as determined in accordance with GAAP) any accounts receivable, notes receivable, rights to future lease payments or residuals (collectively, together with certain property relating thereto and the right to collections thereon, being the "Transferred Assets") to any Person that is not a Subsidiary or Affiliate of the Borrower (with respect to any such transaction, the "Receivables Financier"), (ii) borrows from such Receivables Financier and secures such borrowings by a pledge of such Transferred Assets and/or (iii) otherwise finances its acquisition of such Transferred Assets and, in connection therewith, conveys an interest in such Transferred Assets to the Receivables Financier or (b) any Credit Party or any Restricted Subsidiary sells, conveys or otherwise contributes any Transferred Assets to a Receivables Financing SPC, which Receivables Financing SPC then (i) sells (as determined in accordance with GAAP) any such receivables (or an interest therein) to any Receivables Financier, (ii) borrows from such Receivables Financier and secures such borrowings by a pledge of such receivables or (iii) otherwise finances its acquisition of such receivables and, in connection therewith, conveys an interest in such receivables to the Receivables Financier, provided that (A) the aggregate Attributed Principal Amount for all such receivables financings shall not at any time exceed $500,000,000, (B) such receivables financing shall not involve any recourse to any Credit Party or any Restricted Subsidiary for any reason other than (x) repurchases of non-eligible receivables or (y) indemnifications for losses other than credit losses related to the receivables sold in such financing, (C) the Administrative Agent shall be reasonably satisfied with the structure of and documentation for any such transaction and that the terms of such transaction, including the discount at which receivables are sold, the term of the commitment of the Receivables Financier thereunder and any termination events, shall be (in the good faith understanding of the Administrative Agent) consistent with those prevailing in the market for similar transactions involving a receivables originator/servicer of similar credit quality and a receivables pool of similar characteristics and (D) the documentation for such transaction shall not be amended or modified in any material manner without the prior written approval of the Administrative Agent.

         "Person" shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

         "Plan" shall mean, at any particular time, any employee benefit plan which is covered by Title IV of ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in
Section 3(5) of ERISA.

         "Pledge Agreement" shall mean the Pledge Agreement dated as of the Funding Date given by the Borrower and certain of the other Credit Parties to the Administrative Agent, as amended, modified or supplemented from time to time in accordance with its terms.

         "Prime Rate" shall have the meaning set forth in the definition of Alternate Base Rate.

         "Pro Forma Basis" shall mean, with respect to any Permitted Acquisition or any dividend made pursuant to Section 6.10(f), that such Permitted Acquisition or dividend shall be deemed to have occurred or made, as applicable, as of the first day of the four fiscal-quarter period ending as of the most recent fiscal quarter end preceding the date of such Permitted Acquisition or dividend.

         "Pro Forma Opening Statements" shall have the meaning set forth in
Section 4.2(s).

         "Property" shall mean any tangible property or assets, whether real or personal.

         "Puerto Rico Disposition" shall mean the disposition by the Credit Parties of substantially all the assets or Capital Stock, or both, of Suiza Dairy Corporation, Neva Plastics Manufacturing Corp., Suiza Fruit Corporation, Garrido y Compania, LLC, and Garrido Alto Grande Corp.

         "Purchasing Lenders" shall have the meaning set forth in Section
9.6(c).

         "Real Properties" shall have the meaning set forth in Section 3.10(a).

         "Receivables Financier" shall have the meaning set forth in the definition of Permitted Receivables Financing.

         "Receivables Financing SPC" shall mean, in respect of any Permitted Receivables Financing, any Subsidiary or Affiliate of the Borrower to which any Credit Party sells, contributes or otherwise conveys Transferred Assets in connection with such Permitted Receivables Financing and each general partner of any such Subsidiary or Affiliate.

         "Recovery Event" shall mean the receipt by the Borrower or any of its Restricted Subsidiaries of any cash insurance proceeds or condemnation award payable by reason of theft, loss, physical destruction or damage, taking or similar event with respect to any of their respective property or assets.

         "Register" shall have the meaning set forth in Section 9.6(d).

         "Reimbursement Agreement" means any agreement set forth on Schedule 1.1(e) hereto.

         "Reorganization" shall mean, with respect to any Multiemployer Plan, the condition that such Plan is in reorganization within the meaning of such term as used in Section 4241 of ERISA.

         "Reportable Event" shall mean any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the thirty-day notice period is waived under PBGC Reg. Section 4043.

         "Required Lenders" shall mean Lenders holding in the aggregate greater than 50% of (i) the outstanding Loans plus the aggregate unused Revolving-1 Commitments at such time (and Participation Interests therein) (treating for purposes hereof in the case of Swingline Loans and LOC Obligations, in the case of the Swingline Lender and the Issuing Lender, only the portion of the Swingline Loans and the LOC Obligations of the Swingline Lender and the Issuing Lender, respectively, which is not subject to the Participation Interests of the other Lenders and, in the case of the Lenders other than the Swingline Lender and the Issuing Lender, the Participation Interests of such Lenders in Swingline Loans and LOC Obligations hereunder as direct Obligations of such Lenders) or
(ii) if the Commitments have been terminated, the outstanding Loans and Participation Interests (including the Participation Interests of the Swingline Lender in Swingline Loans and the Participation Interests of the Issuing Lender in any Letters of Credit); provided, however, that if any Lender shall be a Defaulting Lender at such time, then there shall be excluded from the determination of Required Lenders, Obligations (including Participation Interests) owing to such Defaulting Lender and such Defaulting Lender's Commitments or, after termination of the Commitments, the principal balance of the Obligations owing to such Defaulting Lender.

         "Requirement of Law" shall mean, as to any Person, the Certificate of Incorporation and By-laws or other organizational or governing documents of such Person, and each law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         "Responsible Officer" of any Person shall mean the President, the Chief Executive Officer, the Chief Financial Officer or the Vice President/Treasurer of such Person.

         "Restricted Payment" shall mean (a) any dividend or other distribution, direct or indirect, on account of any shares of any class of Capital Stock of the Borrower or any of its Restricted Subsidiaries, now or hereafter outstanding, (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of Capital Stock of the Borrower or any of its Restricted Subsidiaries, now or hereafter outstanding, (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Capital Stock of the Borrower or any of its Restricted Subsidiaries, now or hereafter outstanding, or (d) any payment or prepayment of principal or premium, if any, or interest on, redemption, purchase, retirement defeasance, sinking fund or similar payment with respect to, any Subordinated Indebtedness.

         "Restricted Subsidiaries" shall mean the Subsidiaries of the Borrower other than the Unrestricted Subsidiaries.

         "Revaluation Date" shall mean (a) with respect to any Alternative Currency Loan, each of the following: (i) each date of a borrowing of such Alternative Currency Loan, (ii) each date of a continuation of such Alternative Currency Loan, and (iii) following the occurrence and during the continuance of an Event of Default, such additional dates as the Administrative Agent shall determine or the Required Lenders shall require; and (b) with respect to any Multi-currency Letter of Credit denominated in an Alternative Currency, each of the following: (i) each date of issuance of such Multi-currency Letter of Credit, (ii) each date of an amendment of such Multi-currency Letter of Credit having the effect of increasing the amount thereof (solely with respect to the increased amount), (iii) each date of any payment by the Issuing Lender of any drawing under any Multi-currency Letter of Credit denominated in an Alternative Currency, and (iv) following the occurrence and during the continuance of an Event of Default, such additional dates as the Administrative Agent or the L/C Issuer shall determine or the Required Lenders shall require.

         "Revolving-1 Commitment" shall mean, with respect to each Lender, the commitment of such Lender to (a) make Dollar Revolving-1 Loans in an aggregate principal amount at any time outstanding up to such Lender's Dollar Revolving-1 Subcommitment as specified in the Register, and (b) make Multi-currency Revolving-1 Loans in an aggregate principal amount at any time outstanding up to such Lender's Multi-currency Revolving-1 Subcommitment as specified in the Register, in each case, as such amounts may be reduced from time to time in accordance with the provisions hereof or in connection with any assignment made in accordance with the provisions of Section 9.6(c).

         "Revolving-1 Commitment Termination Date" shall mean the earlier to occur of (a) July 15, 2007 or (b) the sixth anniversary of the Closing Date.

         "Revolving-1 Committed Amount" shall mean, collectively, the Dollar Revolving-1 Committed Amount and the Multi-currency Revolving-1 Committed Amount.

         "Revolving-1 Loans" shall mean, collectively, the Dollar Revolving-1 Loans and the Multi-currency Revolving-1 Loans.

         "Revolving-1 Note" or "Revolving-1 Notes" shall mean the promissory notes of the Borrower in favor of each of the Lenders evidencing the Revolving-1 Loans provided pursuant to Section 2.1(d), individually or collectively, as appropriate, as such promissory notes may be amended, modified, supplemented, extended, renewed or replaced from time to time.

         "S&P" shall mean Standard & Poor's Ratings Group, a division of McGraw Hill, Inc.

         "Scheduled Funded Debt Payments" shall mean, as of any date of determination for the Borrower and its Restricted Subsidiaries, the sum of all scheduled payments of principal on Funded Debt for the applicable period ending on the date of determination (including the principal component of payments due on Capital Leases during the applicable period ending on the date of determination).

         "SEC" shall mean the Securities and Exchange Commission or any successor thereto.

         "Security Agreement" shall mean the Security Agreement dated as of the Funding Date given by the Borrower and the other Credit Parties to the Administrative Agent, as amended, modified or supplemented from time to time in accordance with its terms.

         "Security Documents" shall mean the Security Agreement, the Pledge Agreement, the Mortgage Instruments, the Intercreditor Agreement and such other documents executed in connection with the attachment and perfection of the Administrative Agent's security interests and liens arising thereunder, including, without limitation, UCC financing statements.

         "Senior Notes" shall mean those certain Senior Debt Securities issued pursuant to the terms of the Indenture dated as of January 15, 1998 by and between Dean Foods Company and The Bank of New York, as trustee, and issued pursuant to the Indenture dated as of January 15, 1995 by and between Dean Foods Company and Bank of America Illinois, as trustee, in an aggregate principal amount of $700,000,000.

         "Single Employer Plan" shall mean any Plan which is not a Multiemployer Plan.

         "Specified Sales" shall mean (a) the sale, transfer, lease or other disposition of inventory and materials in the ordinary course of business, (b) the sale, transfer, lease or other disposition of obsolete or worn-out property or assets in the ordinary course of business, (c) the sale, transfer or other disposition of Permitted Investments described in clause (a) of the definition thereof, (d) the sale, transfer or other disposition of Capital Stock of Unrestricted Subsidiaries, and (e) the Puerto Rico Disposition.

         "Subordinated Indebtedness" shall mean any publicly issued Indebtedness specifically subordinated in right of payment and priority to the Credit Party Obligations, with customary payment blockage and other provisions, having a maturity no earlier than the date which is one year after the Tranche B-1 Term Loan Maturity Date and which shall otherwise be on terms and conditions reasonably satisfactory to the Agents.

         "Subsidiary" shall mean, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

         "Swingline Commitment" shall mean the commitment of the Swingline Lender to make Swingline Loans in an aggregate principal amount at any time outstanding up to the Swingline Committed Amount, and the commitment of the Lenders to purchase participation interests in the Swingline Loans as provided in Section 2.2(b)(ii), as such amounts may be reduced from time to time in accordance with the provisions hereof.

         "Swingline Committed Amount" shall mean the amount of the Swingline Lender's Swingline Commitment as specified in Section 2.2(a).

         "Swingline Lender" shall mean First Union, in its capacity as such.

         "Swingline Loan" or "Swingline Loans" shall have the meaning set forth in Section 2.2(a).

         "Swingline Note" shall mean the promissory note of the Borrower in favor of the Swingline Lender evidencing the Swingline Loans provided pursuant to Section 2.2(d), as such promissory note may be amended, modified, supplemented, extended, renewed or replaced from time to time.

         "Syndication Period" shall mean the period from the Funding Date through the earlier of (i) the date that is 90 days following the Funding Date or (ii) the date on which the Arrangers determine in their sole discretion that syndication is complete.

         "TARGET Day" shall mean any day on which the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET) payment system (or, if such payment system ceases to be operative, such other payment system (if any) determined by the Administrative Agent to be a suitable replacement) is open for the settlement of payments in euro.

         "Taxes" shall have the meaning set forth in Section 2.19.

         "Term Loans" shall mean collectively, the Tranche A-1 Term Loans and the Tranche B-1 Term Loans.

         "Trademark License" shall mean any agreement, written or oral, providing for the grant by or to a Credit Party of any right to use any Trademark, including, without limitation, any thereof referred to in Schedule 3.16.

         "Trademarks" shall mean (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress and service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, including, without limitation, any thereof referred to in Schedule 3.16, and (b) all renewals thereof, including, without limitation, any thereof referred to in Schedule 3.16.

         "Tranche" shall mean the collective reference to LIBOR Rate Loans whose Interest Periods begin and end on the same day. A Tranche may sometimes be referred to as a "LIBOR Tranche".

         "Tranche A-1 Term Loan" shall have the meaning set forth in Section 2.4(a).

         "Tranche A-1 Term Loan Commitment" shall mean, with respect to each Lender, the commitment of such Lender to make its portion of the Tranche A-1 Term Loan in a principal amount equal to such Lender's Tranche A-1 Term Loan Commitment Percentage of the Tranche A-1 Term Loan Committed Amount (and for purposes of making determinations of Required

Lenders hereunder after the Closing Date, the principal amount outstanding on the Tranche A-1 Term Loan).

         "Tranche A-1 Term Loan Commitment Percentage" shall mean, for any Lender, the percentage identified as its Tranche A-1 Term Loan Commitment Percentage on the Register, as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 9.6.

         "Tranche A-1 Term Loan Committed Amount" shall have the meaning set forth in Section 2.4(a).

         "Tranche A-1 Term Loan Maturity Date" shall mean the earlier to occur of (a) July 15, 2007 and (b) the sixth anniversary of the Closing Date.

         "Tranche A-1 Term Note" or "Tranche A-1 Term Notes" shall mean the promissory notes of the Borrower in favor of each of the Lenders evidencing the portion of the Tranche A-1 Term Loan provided pursuant to Section 2.4(c), individually or collectively, as appropriate, as such promissory notes may be amended, modified, restated, supplemented, extended, renewed or replaced from time to time.

         "Tranche B-1 Term Loan" shall have the meaning set forth in Section 2.5(a).

         "Tranche B-1 Term Loan Commitment" shall mean, with respect to each Lender, the commitment of such Lender to make its portion of the Tranche B-1 Term Loan in a principal amount equal to such Lender's Tranche B-1 Term Loan Commitment Percentage of the Tranche B-1 Term Loan Committed Amount (and for purposes of making determinations of Required Lenders hereunder after the Closing Date, the principal amount outstanding on the Tranche B-1 Term Loan).

         "Tranche B-1 Term Loan Commitment Percentage" shall mean, for any Lender, the percentage identified as its Tranche B-1 Term Loan Commitment Percentage on the Register, as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 9.6.

         "Tranche B-1 Term Loan Committed Amount" shall have the meaning set forth in Section 2.5(a).

         "Tranche B-1 Term Loan Maturity Date" shall mean the earlier to occur of (a) July 15, 2008 and (b) the seventh anniversary of the Closing Date.

         "Tranche B-1 Term Note" or "Tranche B-1 Term Notes" shall mean the promissory notes of the Borrower in favor of each of the Lenders evidencing the portion of the Tranche B-1 Term Loan provided pursuant to Section 2.5(c), individually or collectively, as appropriate, as such promissory notes may be amended, modified, restated, supplemented, extended, renewed or replaced from time to time.

         "Transfer Effective Date" shall have the meaning set forth in each Commitment Transfer Supplement.

         "Transferred Assets" shall have the meaning set forth in the definition of Permitted Receivables Financing.

         "2.19 Certificate" shall have the meaning set forth in Section 2.19.

         "Treaty on European Union" shall mean the Treaty of Rome of March 25, 1957, as amended by the Single European Act of 1986 and the Maastricht Treaty (signed February 7, 1992), as amended from time to time.

         "Type" shall mean, as to any Loan, its nature as an Alternate Base Rate Loan, LIBOR Rate Loan or Swingline Loan, as the case may be.

         "Unrestricted Subsidiaries" shall mean (a) Suiza International Holding Company and its Subsidiaries (including Suiza Netherlands, B.V., Leche Celta, S.L., and Lacteos de Santander, S.A.), (b) Continental Can Company, Inc., and its Subsidiaries (including Dixie Holding, Inc., and Franklin Plastics, Inc.),
(c) on and after the Funding Date, E.B.I Foods, Ltd. and its Subsidiaries, (d) each Captive Insurance Company and (e) any other Subsidiary of the Borrower designated as such in writing, with the reasonable consent of the Agents. [NOTE:
PURSUANT TO THE TERMS OF THE FIFTH AMENDMENT, DEAN INTERNATIONAL HOLDING COMPANY (FORMERLY KNOWN AS SUIZA INTERNATIONAL HOLDING COMPANY) AND ITS SUBSIDIARIES WERE DESIGNATED AS "RESTRICTED SUBSIDIARIES".]

         "Updated Projections" shall have the meaning set forth in Section
4.2(q).

         "Voting Stock" means, with respect to any Person, Capital Stock issued by such Person the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency.

         SECTION 1.2 OTHER DEFINITIONAL PROVISIONS.

                  (a) Unless otherwise specified therein, all terms defined in this Agreement shall have such defined meanings when used in the Notes or other Credit Documents or any certificate or other document made or delivered pursuant hereto.

                  (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified.

                  (c) The word "including" is by way of example and not limitation.

                  (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

         SECTION 1.3 ACCOUNTING TERMS.

         Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP applied on a basis consistent with the most recent audited consolidated financial statements of the Borrower delivered to the Lenders; provided that, if the Borrower notifies the Administrative Agent that it wishes to amend any covenant in Section 5.9 to eliminate the effect of any change in GAAP on the operation of such covenant (or if the Administrative Agent notifies the Borrower that the Required Lenders wish to amend Section 5.9 for such purpose), then the Credit Parties' compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Required Lenders.

         The Borrower shall deliver to the Administrative Agent and each Lender at the same time as the delivery of any annual or quarterly financial statements given in accordance with the provisions of Section 5.1, (i) a description in reasonable detail of any material change in the application of accounting principles employed in the preparation of such financial statements from those applied in the most recently preceding quarterly or annual financial statements as to which no objection shall have been made in accordance with the provisions above and (ii) a reasonable estimate of the effect on the financial statements on account of such changes in application.


                                   ARTICLE II

                           THE LOANS; AMOUNT AND TERMS

         SECTION 2.1 REVOLVING-1 LOANS

         (a)      Revolving-1 Commitment.

                           (i) Dollar Revolving-1 Loans. During the Commitment
                  Period, subject to the terms and conditions hereof, each Lender with a Dollar Revolving-1 Subcommitment severally agrees to make revolving credit loans in Dollars ("Dollar Revolving-1 Loans") to the Borrower from time to time for the purposes hereinafter set forth; provided, however, that (i) with regard to each Lender individually, the sum of such Lender's share of outstanding Dollar Revolving-1 Loans plus such Lender's Dollar Revolving-1 Commitment Percentage of Swingline Loans plus such Lender's Dollar Revolving-1 Commitment Percentage of Dollar LOC Obligations shall not exceed such Lender's Dollar Revolving-1 Subcommitment and (ii) with regard to the Lenders collectively, the sum of the aggregate amount of outstanding Dollar Revolving-1 Loans plus Swingline Loans plus Dollar LOC Obligations shall not exceed the Dollar Revolving-1 Committed Amount. Dollar Revolving-1 Loans may consist of Alternate Base Rate Loans or LIBOR Rate Loans, or a combination thereof, as the Borrower may request, and may be repaid and reborrowed in accordance with the provisions hereof. LIBOR Rate Loans shall be made by each Lender at its LIBOR Lending Office and Alternate Base Rate Loans at its Domestic Lending Office.

                           (ii) Multi-currency Revolving-1 Loans. During the
                  Commitment Period, subject to the terms and conditions hereof, each Lender with a Multi-currency Revolving-1 Subcommitment severally agrees to make revolving credit loans in a Permitted Currency ("Multi-currency Revolving-1 Loans") to the Borrower from time to time for the purposes hereinafter set forth; provided, however, that (i) with regard to each Lender individually, the sum of the Dollar Amount of such Lender's share of outstanding Multi-currency Revolving-1 Loans plus such Lender's Multi-currency Revolving-1 Commitment Percentage of the Dollar Amount of Multi-currency LOC Obligations shall not exceed such Lender's Multi-currency Revolving-1 Subcommitment and (ii) with regard to the Lenders collectively, the sum of the aggregate Dollar Amount of outstanding Multi-currency Revolving-1 Loans plus the Dollar Amount of Multi-currency LOC Obligations shall not exceed the Multi-currency Revolving-1 Committed Amount. Multi-currency Revolving-1 Loans denominated in Dollars may consist of Alternate Base Rate Loans or LIBOR Rate Loans, or a combination thereof, as the Borrower may request, and may be repaid and reborrowed in accordance with the provisions hereof. Alternative Currency Loans must be LIBOR Rate Loans, shall be funded in an amount equal to the Alternative Currency Amount of such Alternative Currency Loan and may be repaid and reborrowed in accordance with the provisions hereof. LIBOR Rate Loans shall be made by each Lender at its LIBOR Lending Office and Alternate Base Rate Loans at its Domestic Lending Office.

         (b)      Revolving-1 Loan Borrowings.

                           (i) Notice of Borrowing. The Borrower shall request
                  Revolving-1 Loans by written notice (or telephone notice promptly confirmed in writing which confirmation may be by fax) to the Administrative Agent not later than 1:30 P.M. (Charlotte, North Carolina time) (A) on the date of the requested borrowing in the case of Alternate Base Rate Loans,
                  (B) on the third Business Day prior to the date of the requested borrowing in the case of LIBOR Rate Loans denominated in Dollars and (C) on the fourth Business Day prior to the date of the requested borrowing in the case of Alternative Currency Loans. Each such request for borrowing shall be irrevocable and shall specify (1) that a Revolving-1 Loan is requested, (2) the date of the requested borrowing (which shall be a Business Day), (3) the aggregate principal amount to be borrowed, (4) whether the borrowing is to be made under the Dollar Revolving-1 Subcommitment or the Multi-currency Revolving-1 Subcommitment, (5) if such borrowing is to be made under the Multi-currency Revolving-1 Subcommitment, whether the borrowing shall be denominated in Dollars or an Alternative Currency,
                  (6) if such borrowing is denominated in Dollars, whether the borrowing shall be comprised of Alternate Base Rate Loans, LIBOR Rate Loans or a combination thereof, and (7) if LIBOR Rate Loans are requested, the Interest Period(s) therefor. A form of Notice of Borrowing (a "Notice of Borrowing") is attached hereto as Schedule 2.1(b)(i). If the Borrower shall fail to specify in any such Notice of Borrowing (I) an applicable Interest Period in the case of a LIBOR Rate Loan, then such notice shall be deemed to be a request for an Interest Period of one month, (II) the Type of Revolving-1 Loan requested, then such notice shall be deemed to be a request for an Alternate Base Rate Loan, or (III) the applicable portion for the Revolving-1 Loan requested, then such notice shall be deemed to be a request for first, a Dollar Revolving-1 Loan (up to the Dollar Revolving-1 Committed Amount), and then a Multi-currency Revolving-1 Loan denominated in Dollars (up to the Multi-currency Revolving-1 Committed Amount). The Administrative Agent shall give notice to each Lender promptly upon receipt of each Notice of Borrowing, the contents thereof and each such Lender's share thereof.

                           (ii) Advances of Revolving-1 Loans Denominated in
                  Dollars. Each Lender will make its Dollar Revolving-1 Commitment Percentage of each Dollar Revolving-1 Loan borrowing, or its Multi-currency Revolving-1 Commitment Percentage of each Multi-currency Revolving-1 Loan borrowing denominated in Dollars, as applicable, available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent specified in Section 9.2, or at such other office as the Administrative Agent may designate in writing, by 4:00 P.M. (Charlotte, North Carolina time) on the date specified in the applicable Notice of Borrowing in Dollars and in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent by crediting the account of the Borrower on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent.

                           (iii) Advances of Alternative Currency Loans. Each
                  Lender will make its Multi-currency Revolving-1 Commitment Percentage of the Alternative Currency Amount of each Alternative Currency Loan borrowing available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent's Correspondent specified in Section 9.2, or at such other office as the Administrative Agent may designate in writing, by 11:00 A.M. (the time of the Administrative Agent's Correspondent) on the date specified in the applicable Notice of Borrowing in the Alternative Currency of the Alternative Currency Loan to be made and in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent by crediting the account of the Borrower on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent.

                  (c) Repayment. The principal amount of all Revolving-1 Loans shall be due and payable in full, in the currency in which each Revolving-1 Loan was initially funded, on the Revolving-1 Commitment Termination Date.

                  (d) Revolving-1 Notes. Each Lender's Revolving-1 Loans may, at the election of such Lender, of the Borrower to such Lender in the original amount of such Lender's Revolving-1 Commitment and in substantially the form of Schedule 2.1(d).

         SECTION 2.2 SWINGLINE LOAN SUBFACILITY

                  (a) Swingline Commitment. During the Commitment Period, subject to the terms and conditions hereof, the Swingline Lender, in its individual capacity, agrees to make certain revolving credit loans to the Borrower (each a "Swingline Loan" and, collectively, the "Swingline Loans") for the purposes hereinafter set forth; provided, however, (i) the aggregate amount of Swingline Loans outstanding at any time shall not exceed ONE HUNDRED MILLION DOLLARS ($100,000,000) (the "Swingline Committed Amount"), and (ii) the sum of the aggregate amount of outstanding Dollar Revolving-1 Loans plus Swingline Loans plus Dollar LOC Obligations shall not exceed the Dollar Revolving-1 Committed Amount. Swingline Loans hereunder may be repaid and reborrowed in accordance with the provisions hereof.

                  (b) Swingline Loan Borrowings.

                           (i) Notice of Borrowing and Disbursement. The
                  Swingline Lender will make Swingline Loans available to the Borrower on any Business Day upon request made by the Borrower not later than 4:00 P.M. (Charlotte, North Carolina time) on such Business Day. A request for a Swingline Loan borrowing shall be made in the form of a Notice of Borrowing with appropriate modifications. Swingline Loan borrowings hereunder shall be made in minimum amounts of $100,000 and integral multiples of $100,000 in excess thereof.

                           (ii) Repayment of Swingline Loans. Each Swingline
                  Loan borrowing shall be due and payable on or before the fifth Business Day after the date on which such Swingline Loan borrowing is made or such later date to which the Swingline Lender and Borrower agree and, in any event, on the Maturity Date. The Swingline Lender may, at any time, in its sole discretion, by written notice to the Borrower and the Administrative Agent, demand repayment of its Swingline Loans by way of a Dollar Revolving-1 Loan borrowing, in which case the Borrower shall be deemed to have requested a Dollar Revolving-1 Loan borrowing comprised entirely of Alternate Base Rate Loans in the amount of such Swingline Loans; provided, however, that, in the following circumstances, any such demand shall also be deemed to have been given one Business Day prior to each of (i) the Maturity Date, (ii) the occurrence of any Event of Default described in Section 7.1(e), (iii) upon acceleration of the Credit Party Obligations hereunder, whether on account of an Event of Default described in Section 7.1(e) or any other Event of Default, and (iv) the exercise of remedies in accordance with the provisions of Section 7.2 hereof (each such Dollar Revolving-1 Loan borrowing made on account of any such deemed request therefor as provided herein being hereinafter referred to as a "Mandatory Borrowing"). Each Lender with a Dollar Revolving-1 Subcommitment hereby irrevocably agrees to make such Dollar Revolving-1 Loans promptly upon any such request or deemed request on account of each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the same such date notwithstanding (I) the amount of Mandatory Borrowing may not comply with the minimum amount for borrowings of Dollar Revolving-1 Loans otherwise required hereunder, (II) whether any conditions specified in Section 4.2 are then satisfied,
                  (III) whether a Default or an Event of Default then exists,
                  (IV) failure of any such request or deemed request for Dollar Revolving-1 Loans to be made by the time otherwise required in
                  Section 2.1(b)(i), (V) the date of such Mandatory Borrowing, or (VI) any reduction in the Dollar Revolving-1 Committed Amount or termination of the Dollar Revolving-1 Subcommitments immediately prior to such Mandatory Borrowing or contemporaneously therewith. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Borrower), then each Lender with a Dollar Revolving-1 Subcommitment hereby agrees that it shall forthwith purchase (as of the date the Mandatory Borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) from the Swingline Lender such participations in the outstanding Swingline Loans as shall be necessary to cause each such Lender to share in such Swingline Loans ratably based upon its respective Dollar Revolving-1 Commitment Percentage (determined before giving effect to any termination of the Commitments pursuant to Section 7.2), provided that (A) all interest payable on the Swingline Loans shall be for the account of the Swingline Lender until the date as of which the respective participation is purchased, and (B) at the time any purchase of participations pursuant to this sentence is actually made, the purchasing Lender shall be required to pay to the Swingline Lender interest on the principal amount of such participation purchased for each day from and including the day upon which the Mandatory Borrowing would otherwise have occurred to but excluding the date of payment for such participation, at the rate equal to, if paid within two (2) Business Days of the date of the Mandatory Borrowing, the Federal Funds Effective Rate, and thereafter at a rate equal to the Alternate Base Rate.

                  (c) Interest on Swingline Loans. Subject to the provisions of
         Section 2.10(b), Swingline Loans shall bear interest at a per annum rate equal to the lesser of (i) the Alternate Base Rate plus the Applicable Percentage for Dollar Revolving-1 Loans that are Alternate Base Rate Loans or (ii) a rate agreed upon by the Swingline Lender and the Borrower. Interest on Swingline Loans shall be payable in arrears on each Interest Payment Date.

                  (d) Swingline Note. The Swingline Loans may, at the election of such Lender, of the Borrower to the Swingline Lender in the original amount of the Swingline Committed Amount and substantially in the form of Schedule 2.2(d).

         SECTION 2.3  LETTER OF CREDIT SUBFACILITY.

                  (a) Issuance. The Existing Letters of Credit have been previously issued by the applicable Issuing Lender and subject to the terms and conditions hereof and of the LOC Documents, if any, and any other terms and conditions which the applicable Issuing Lender may reasonably require, during the Commitment Period the applicable Issuing Lender shall issue, and the Lenders having a Revolving-1 Commitment shall participate in, Letters of Credit for the account of the Borrower from time to time upon request in a form acceptable to the applicable Issuing Lender; provided, however, that (i) the aggregate Dollar Amount of all LOC Obligations shall not at any time exceed TWO HUNDRED FIFTY MILLION DOLLARS ($250,000,000) (the "LOC Committed Amount"), (ii) the sum of the aggregate amount of Dollar Revolving-1 Loans plus Swingline Loans plus Dollar LOC Obligations shall not at any time exceed the Dollar Revolving-1 Committed Amount, (iii) the sum of the aggregate Dollar Amount of Multi-currency Revolving-1 Loans plus the Dollar Amount of Multi-currency LOC Obligations shall not at any time exceed the Multi-currency Revolving-1 Committed Amount, (iv) all Dollar Letters of Credit shall be denominated in Dollars, (v) all Multi-currency Letters of Credit shall be denominated in a Permitted Currency, and (vi) all Letters of Credit shall be issued for lawful corporate purposes and may be issued as standby letters of credit, including in connection with workers' compensation and other insurance programs, and trade letters of credit. Except as otherwise expressly agreed upon by the applicable Issuing Lender and the Administrative Agent, no Letter of Credit shall have an original expiry date more than twelve (12) months from the date of issuance; provided, however, (i) so long as no Default or Event of Default has occurred and is continuing and subject to the other terms and conditions to the issuance of Letters of Credit hereunder, the expiry dates of Letters of Credit may be extended annually or periodically from time to time on the request of the Borrower or by operation of the terms of the applicable Letter of Credit to a date not more than twelve (12) months from the date of extension; and (ii) a Letter of Credit may have an expiration date more than one year from the date of issuance if required under related industrial revenue bond documents and agreed to by the applicable Issuing Lender; provided, further, that no Letter of Credit, as originally issued or as extended, shall have an expiry date extending beyond the date which is five (5) Business Days prior to the Revolving-1 Commitment Termination Date. Each Letter of Credit shall comply with the related LOC Documents. The issuance and expiry date of each Letter of Credit shall be a Business Day. All Existing Letters of Credit shall, as of the Funding Date, be deemed to have been issued pursuant hereto as "Letters of Credit" hereunder and subject to and governed by the terms and conditions of this Credit Agreement. It is hereby further agreed that any Existing Letter of Credit which is issued by an Issuing

         Lender other than First Union or Bank One shall not be renewed and will be replaced upon its expiration with a Letter of Credit issued by First Union or Bank One, as the case may be, in its capacity as an Issuing Lender hereunder. All Letters of Credit issued and outstanding as of the Fifth Amendment Effective Date shall be deemed to be Dollar Letters of Credit.

                  (b) Notice and Reports. The request for the issuance of a Letter of Credit shall be submitted to the applicable Issuing Lender and the Administrative Agent (i) at least three (3) Business Days prior to the requested date of issuance of a Letter of Credit denominated in Dollars and (ii) at least four (4) Business Days prior to the requested date of issuance of a Letter of Credit denominated in an Alternative Currency, and shall specify (A) whether the Letter of Credit is to be issued as a Dollar Letter of Credit or a Multi-currency Letter of Credit and (B) if such Letter of Credit is to be issued as a Multi-currency Letter of Credit, whether the Letter of Credit shall be denominated in Dollars or an Alternative Currency. Each Issuing Lender will promptly upon request provide to the Administrative Agent for dissemination to the Lenders a detailed report specifying the Dollar Letters of Credit and Multi-currency Letters of Credit which are then issued and outstanding by such Issuing Lender and any activity with respect thereto which may have occurred since the date of any prior report, and including therein, among other things, the account party, the beneficiary, the face amount, expiry date as well as any payments or expirations which may have occurred. Each Issuing Lender will further provide to the Administrative Agent promptly upon request copies of the Letters of Credit issued by such Issuing Lender. Each Issuing Lender will provide to the Administrative Agent promptly upon request a summary report of the nature and extent of LOC Obligations then outstanding related to the Letters of Credit issued by such Issuing Lender.

                  (c) Participations.

                           (i) Dollar Letters of Credit. Each Lender with a Dollar Revolving-1 Subcommitment, upon issuance of a Dollar Letter of Credit (other than a Dollar Letter of Credit in an original face amount of less than $1,000,000), shall be deemed to have purchased without recourse a risk participation from the applicable Issuing Lender in such Dollar Letter of Credit (including each Existing Letter of Credit) and the obligations arising thereunder and any collateral relating thereto, in each case in an amount equal to its Dollar Revolving-1 Commitment Percentage of the obligations under such Dollar Letter of Credit (including each Existing Letter of Credit) and shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and be obligated to pay to the applicable Issuing Lender therefor and discharge when due, its Dollar Revolving-1 Commitment Percentage of the obligations arising under such Dollar Letter of Credit, unless the applicable Issuing Lender acted with gross negligence or willful misconduct in issuing such Dollar Letter of Credit.

                           (ii) Multi-currency Letters of Credit. Each Lender with a Multi-currency Revolving-1 Subcommitment, upon issuance of a Multi-currency Letter of Credit (other than a Multi-currency Letter of Credit in an original face amount of less than $1,000,000), shall be deemed to have purchased without recourse a risk participation from the applicable Issuing Lender in such Multi-currency Letter of Credit and the obligations arising thereunder and any collateral relating thereto, in each case in an amount equal to its Multi-currency Revolving-1 Commitment Percentage of the obligations under such Multi-currency Letter of Credit and shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and be obligated to pay to the applicable Issuing Lender therefor and discharge when due, its Multi-currency Revolving-1 Commitment Percentage of the obligations arising under such Multi-currency Letter of Credit, unless the applicable Issuing Lender acted with gross negligence or willful misconduct in issuing such Multi-currency Letter of Credit.

                           (iii) Without limiting the scope and nature of each Lender's participation in any Letter of Credit, to the extent that an Issuing Lender has not been reimbursed as required hereunder or under any LOC Document, each such Lender shall pay to such Issuing Lender its Dollar Revolving-1 Commitment Percentage or Multi-currency Revolving-1 Commitment Percentage, as applicable, of such unreimbursed drawing in same day funds on the day of notification by such Issuing Lender of an unreimbursed drawing pursuant to the provisions of subsection (d) below if such notice is received at or before 2:00 P.M. (Charlotte, North Carolina time), otherwise such payment shall be made at or before 12:00 Noon (Charlotte, North Carolina time) on the Business Day next succeeding the day such notice is received. The obligation of each Lender to so reimburse the Issuing Lenders shall be absolute and unconditional and shall not be affected by the occurrence of a Default, an Event of Default or any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the obligation of the Borrower to reimburse the applicable Issuing Lender under any Letter of Credit, together with interest as hereinafter provided.

                  (d) Reimbursement. In the event of any drawing under any Letter of Credit, the applicable Issuing Lender will promptly notify the Borrower and the Administrative Agent. The Borrower shall reimburse the applicable Issuing Lender on the day of drawing under any Letter of Credit (either with the proceeds of a Swingline Loan or Revolving-1 Loan obtained hereunder or otherwise) in same day funds in the applicable Permitted Currency in which such Letter of Credit was denominated, as provided herein or in the LOC Documents. If the Borrower shall fail to reimburse such Issuing Lender as provided herein, the unreimbursed Dollar Amount of such drawing shall bear interest at a per annum rate equal to the Alternate Base Rate plus the Applicable Percentage. Unless the Borrower shall immediately notify the applicable Issuing Lender and the Administrative Agent of its intent to otherwise reimburse such Issuing Lender, the Borrower shall be deemed to have requested a Swingline Loan or Dollar Revolving-1 Loan (in the case of a Dollar Letter of Credit) or Multi-currency

         Revolving-1 Loan (in the case of a Multi-currency Letter of Credit), in the Dollar Amount of the drawing as provided in subsection (e) below, the proceeds of which will be used to satisfy the reimbursement obligations. The Borrower's reimbursement obligations hereunder shall be absolute and unconditional under all circumstances irrespective of any rights of set-off, counterclaim or defense to payment the Borrower may claim or have against any Issuing Lender, the Administrative Agent, the Lenders, the beneficiary of the Letter of Credit drawn upon or any other Person, including, without limitation, any defense based on any failure of the Borrower to receive consideration or the legality, validity, regularity or unenforceability of the Letter of Credit. The applicable Issuing Lender will promptly notify the applicable Lenders of the Dollar Amount of any unreimbursed drawing and each applicable Lender shall promptly pay to the Administrative Agent for the account of such Issuing Lender in Dollars and in immediately available funds, the amount of such Lender's Dollar Revolving-1 Commitment Percentage or Multi-currency Revolving-1 Commitment Percentage, as applicable, of such unreimbursed drawing, unless such Issuing Lender acted with gross negligence or willful misconduct in issuing such Letter of Credit. Such payment shall be made on the day such notice is received by such Lender from the Administrative Agent for the applicable Issuing Lender if such notice is received at or before 2:00 P.M. (Charlotte, North Carolina time), otherwise such payment shall be made at or before 12:00 Noon (Charlotte, North Carolina time) on the Business Day next succeeding the day such notice is received. If such Lender does not pay such amount to the Administrative Agent for the account of the applicable Issuing Lender in full upon such request, such Lender shall, on demand, pay to the Administrative Agent for the account of the applicable Issuing Lender interest on the unpaid amount during the period from the date of such drawing until such Lender pays such amount to the Administrative, Agent for the account of the applicable Issuing Lender in full at a rate per annum equal to, if paid within two (2) Business Days of the date of drawing, the Federal Funds Effective Rate and thereafter at a rate equal to the Alternate Base Rate. Each Lender's obligation to make such payment to the Administrative Agent for the account of the applicable Issuing Lender, and the right of such Issuing Lender to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and without regard to the termination of this Agreement or the Commitments hereunder, the existence of a Default or Event of Default or the acceleration of the Credit Party Obligations hereunder and shall be made without any offset, abatement, withholding or reduction whatsoever.

                  (e) Repayment with Revolving-1 Loans.

                           (i) Mandatory Dollar Borrowings. On any day on which the Borrower shall have requested, or been deemed to have requested,
         (A) a Swingline Loan borrowing to reimburse a drawing under a Dollar Letter of Credit, the Swingline Lender shall make the Swingline Loan advance pursuant to the terms of the request or deemed request in accordance with the provisions for Swingline Loan advances hereunder, or (B) a Dollar Revolving-1 Loan to reimburse a drawing under a Dollar Letter of Credit, the Administrative Agent shall give notice to the Lenders that a Dollar Revolving-1 Loan has been requested or deemed requested in connection with a drawing under a Dollar Letter of Credit, in which case a Dollar Revolving-1 Loan borrowing comprised entirely of Alternate Base Rate Loans (each such borrowing, a "Mandatory Dollar Borrowing") shall be immediately made (without giving effect to any termination of the Commitments pursuant to Section 7.2) pro rata based on each Lender's respective Dollar Revolving-1 Commitment Percentage (determined before giving effect to any termination of the Commitments pursuant to Section 7.2) and in the case of both clauses (A) and (B) the proceeds thereof shall be paid directly to the Administrative Agent for the account of the applicable Issuing Lender for application to the respective Dollar LOC Obligations.

                           (ii) Mandatory Multi-currency Borrowings. On any day on which the Borrower shall have requested, or been deemed to have requested, a Multi-currency Revolving-1 Loan to reimburse a drawing under a Multi-currency Letter of Credit, the Administrative Agent shall give notice to the Lenders that a Multi-currency Revolving-1 Loan has been requested or deemed requested in connection with a drawing under a Multi-currency Letter of Credit, in which case a Multi-currency Revolving-1 Loan borrowing comprised entirely of Alternate Base Rate Loans in Dollars equal to the Dollar Amount of such drawing (each such borrowing, a "Mandatory Multi-currency Borrowing") shall be immediately made (without giving effect to any termination of the Commitments pursuant to Section 7.2) pro rata based on each Lender's respective Multi-currency Revolving-1 Commitment Percentage (determined before giving effect to any termination of the Commitments pursuant to Section 7.2) and the proceeds thereof shall be paid directly to the Administrative Agent for the account of the applicable Issuing Lender for application to the respective Multi-currency LOC Obligations.

                           (iii) Obligation Irrevocable. Each Lender hereby irrevocably agrees to make such Dollar Revolving-1 Loans or Multi-currency Revolving-1 Loans, as applicable, pursuant to clauses
         (i) and (ii) above, immediately upon any such request or deemed request on account of each Mandatory Dollar Borrowing or Mandatory Multi-currency Borrowing, as applicable, in the amount and in the manner specified in the preceding sentence and on the same such date notwithstanding (i) the amount of such Mandatory Dollar Borrowing or Mandatory Multi-currency Borrowing, as applicable, may not comply with the minimum amount for borrowings of Dollar Revolving-1 Loans or Multi-currency Revolving-1 Loans, as applicable, otherwise required hereunder, (ii) whether any conditions specified in Section 4.2 are then satisfied, (iii) whether a Default or an Event of Default then exists, (iv) failure for any such request or deemed request for such Dollar Revolving-1 Loan or Multi-currency Revolving-1 Loan, as applicable, to be made by the time otherwise required in Section 2.1(b), (v) the date of such Dollar Revolving-1 Loan or Mandatory Multi-currency Borrowing, as applicable, or (vi) any reduction in the Dollar Revolving-1 Committed Amount or Multi-currency Revolving-1 Committed Amount, as applicable, after any such

         Dollar Revolving-1 Letter of Credit or Multi-currency Letter of Credit, as applicable, may have been drawn upon. In the event that any Mandatory Dollar Borrowing or Mandatory Multi-currency Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Borrower), then each applicable Lender hereby agrees that it shall forthwith fund (as of the date the Mandatory Dollar Borrowing or Mandatory Multi-currency Borrowing, as applicable, would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) its Participation Interests in the outstanding Dollar LOC Obligations or Multi-currency LOC Obligations, as applicable; provided, further, that in the event any Lender shall fail to fund its Participation Interest on the day the Mandatory Dollar Borrowing or Mandatory Multi-currency Borrowing, as applicable, would otherwise have occurred, then the amount of such Lender's unfunded Participation Interest therein shall bear interest payable to Administrative Agent for the account of the applicable Issuing Lender upon demand, at the rate equal to, if paid within two (2) Business Days of such date, the Federal Funds Effective Rate, and thereafter at a rate equal to the Alternate Base Rate.

                  (f) Designation of Subsidiaries as Account Parties. Notwithstanding anything to the contrary set forth in this Agreement, including, without limitation, Section 2.3(a), a Letter of Credit issued hereunder may contain a statement to the effect that such Letter of Credit is issued for the account of a Subsidiary of the Borrower; provided that notwithstanding such statement, the Borrower shall be the actual account party for all purposes of this Agreement for such Letter of Credit and such statement shall not affect the Borrower's reimbursement obligations hereunder with respect to such Letter of Credit.

                  (g) Modification, Extension. The issuance of any supplement, modification, amendment, renewal, or extension to any Letter of Credit shall, for purposes hereof, be treated in all respects the same as the issuance of a new Letter of Credit hereunder.

                  (h) Uniform Customs and Practices. Unless otherwise agreed to by the applicable Issuing Lender and the Borrower when a Letter of Credit is issued, the applicable Issuing Lender shall have the Letters of Credit be subject to The Uniform Customs and Practice for Documentary Credits (the "UCP"), or the International Standby Practices 1998 ("ISP"), in each case as published as of the date of issue by the International Chamber of Commerce, in which case the UCP or ISP, as applicable, may be incorporated therein and deemed in all respects to be a part thereof.

                  (i) Conflict with LOC Documents. In the event of any conflict between this Agreement and any LOC Document (including any letter of credit application), this Agreement shall control. Each of the Reimbursement

         Agreements is and shall be deemed amended such that the representations and warranties covenants and events of default (and definitions related thereto) set out in each respective Reimbursement Agreement (the "Existing Provisions"), except to the extent they relate specifically to the relevant bonds or relevant remarketing program, conform with the representations and warranties, covenants and events of default (and definitions related thereto) set out in this Agreement (the "Incorporated Provisions"). So long as any obligations remain outstanding under the underlying revenue bonds related to any Letter of Credit or any documentation related thereto, such Incorporated Provisions shall survive (i) the payment in full of all obligations due the Lenders by the Borrower under this Agreement, (ii) the termination (for any reason) of this Agreement (iii) the sale or participation (in whole or in part) of a Lender's interest in this Agreement, or (iv) any other event which has an effect to terminate the obligations of the Borrower to the Lenders under this Agreement. Upon the happening of one of the events set forth in the immediately preceding sentence, the Borrower agrees to promptly execute a modification of the relevant Reimbursement Agreements to confirm such amendment. Notwithstanding the preceding sentence or the failure of any such modification to be executed the Credit Parties to the extent applicable, must remain in compliance with the Incorporated Provisions as if set forth in each of the Reimbursement Agreement. Any future modification of or amendment to the Incorporated Provisions shall be a modification of or amendment to the relevant Reimbursement Agreements for purposes of compliance with such Reimbursement Agreements. Likewise, if the Required Lenders grant a waiver of compliance of the Incorporated Provisions for any period, such waiver shall be deemed to be a waiver of compliance of the relevant Reimbursement Agreements for the limited period of time for which the waiver was granted.

         SECTION 2.4 TRANCHE A-1 TERM LOAN FACILITY

         (a) On the Funding Date the Lenders made available to the Borrower a term loan in Dollars in an aggregate principal amount of NINE HUNDRED MILLION DOLLARS ($900,000,000) (the "Original Tranche A-1 Term Loan"). After giving effect to scheduled amortization from the Funding Date to the Fourth Amendment Effective Date, the Original Tranche A-1 Term Loan has been reduced to SEVEN HUNDRED SIXTY FIVE MILLION DOLLARS ($765,000,000) as of the Fourth Amendment Effective Date (the "Existing Tranche A-1 Term Loans"). After giving effect to the conversion and reallocation of Existing Tranche A-1 Term Loans and advancing of additional Tranche A-1 Term Loans described in Section 1 of the Fourth Amendment and evidenced in the Register, the outstanding amount of all term loans made under this Section 2.4(a) shall be equal to ONE BILLION DOLLARS ($1,000,000,000), (the "Tranche A-1 Term Loan Committed Amount"); and the Tranche A-1 Term Loan may consist of Alternate Base Rate Loans or LIBOR Rate Loans, or a combination thereof, as the Borrower may request. LIBOR Rate Loans shall be made by each Lender at its LIBOR Lending Office and Alternate Base Rate Loans at its Domestic Lending Office. Amounts repaid on the Tranche A-1 Term Loan may not be reborrowed.

         (b) Repayment of Tranche A-1 Term Loan. The principal amount of the Tranche A-1 Term Loan shall be repaid, unless accelerated sooner pursuant to Section 7.2, in accordance with the following schedule:

Principal Amortization Payment               Tranche A-1 Term Loan
             Date                        Principal Amortization Payment
--------------------------------   -------------------------------------------
      September 30, 2003                          $37,500,000
       December 31, 2003                          $37,500,000
        March 31, 2004                            $37,500,000
         June 30, 2004                            $37,500,000
      September 30, 2004                          $37,500,000
       December 31, 2004                          $37,500,000
        March 31, 2005                            $43,750,000
         June 30, 2005                            $43,750,000
      September 30, 2005                          $43,750,000
       December 31, 2005                          $43,750,000
        March 31, 2006                            $50,000,000
         June 30, 2006                            $50,000,000
      September 30, 2006                          $50,000,000
       December 31, 2006                          $50,000,000
        March 31, 2007                            $62,500,000
         June 30, 2007                            $62,500,000
Tranche A-1 Term Loan Maturity                    $275,000,000
             Date


         (c) Tranche A-1 Term Notes. Each Lender's Tranche A-1 Term Loan Commitment Percentage of the Tranche A-1 Term Loan Committed Amount may, at the election of such Lender, of the Borrower to such Lender in substantially the form of Schedule 2.4(c).

         SECTION 2.5 TRANCHE B-1 TERM LOAN FACILITY

         (a) On the Funding Date, the Lenders made available to the Borrower a term loan in Dollars in an aggregate principal amount of ONE BILLION DOLLARS ($1,000,000,000) (the "Original Tranche B-1 Term Loan"). After giving effect to scheduled amortization from the Funding Date to the Fourth Amendment Effective Date, the Original Tranche B-1 Term Loan has been reduced to NINE HUNDRED NINETY MILLION DOLLARS ($990,000,000) (the "Existing Tranche B-1 Term Loan"). After giving effect to the repayment, conversion and reallocation of the Existing Tranche B-1 Term Loan set forth in Section 1 of the Fourth Amendment, the outstanding amount of all term loans made under this Section 2.5(a) shall be equal to SEVEN HUNDRED FIFTY MILLION DOLLARS ($750,000,000) (the "Tranche B-1 Term Loan Committed Amount"); and The Tranche B-1 Term Loan may consist of Alternate Base Rate Loans or LIBOR Rate Loans, or a combination thereof, as the Borrower may request. LIBOR Rate Loans shall be made by each Lender at its LIBOR Lending Office and Alternate Base Rate Loans at its Domestic Lending Office. Amounts repaid on the Tranche B-1 Term Loan may not be reborrowed.

         (b) Repayment of Tranche B-1 Term Loan. The principal amount of the Tranche B-1 Term Loan shall be repaid, unless accelerated sooner pursuant to Section 7.2, in accordance with the following schedule:

Principal Amortization Payment              Tranche B-1 Term Loan
             Date                      Principal Amortization Payment
--------------------------------   ---------------------------------------
      September 30, 2003                         $1,875,000
       December 31, 2003                         $1,875,000
        March 31, 2004                           $1,875,000
         June 30, 2004                           $1,875,000
      September 30, 2004                         $1,875,000
       December 31, 2004                         $1,875,000
        March 31, 2005                           $1,875,000
         June 30, 2005                           $1,875,000
      September 30, 2005                         $1,875,000
       December 31, 2005                         $1,875,000
        March 31, 2006                           $1,875,000
         June 30, 2006                           $1,875,000
      September 30, 2006                         $1,875,000
       December 31, 2006                         $1,875,000
        March 31, 2007                           $1,875,000
         June 30, 2007                           $1,875,000
      September 30, 2007                         $1,875,000
       December 31, 2007                         $1,875,000
        March 31, 2008                          $358,125,000
Tranche B-1 Term Loan Maturity                  $358,125,000
             Date

                  (c) Tranche B-1 Term Notes. Each Lender's Tranche B-1 Term Loan Commitment Percentage of the Tranche B-1 Term Loan Committed Amount may, at the election of such Lender, of the Borrower to such Lender in substantially the form of Schedule 2.5(c).

         SECTION 2.6 FEES.

                  (a) Commitment Fee. In consideration of the Commitments, the Borrower agrees to pay to the Administrative Agent for the ratable benefit of the Lenders a commitment fee (the "Commitment Fee") in an amount equal to (1) with respect to the Tranche B-1 Term Loan Committed Amount, one-half percent (0.5%) per annum from the Closing Date until the Funding Date, and (2) with respect to the Tranche A-1 Term Loan Committed Amount and the Revolving-1 Committed Amount, from and after
         (A) the Closing Date until October 31, 2001, one-eighth percent (.125%) per annum on the Tranche A-1 Term Loan Committed Amount and the Revolving-1 Committed Amount and (B) November 1, 2001 until the Funding Date, one-quarter percent (.25%) per annum. After the Funding Date the Borrower agrees to pay to the Administrative Agent (i) for the ratable benefit of the Lenders holding a Dollar Revolving-1 Subcommitment, a Commitment Fee equal to the Applicable Percentage per annum on the average daily unused amount of the Dollar Revolving-1 Committed Amount and (ii) for the ratable benefit of the Lenders holding a Multi-currency Revolving-1 Subcommitment, a Commitment Fee equal to the Applicable Percentage per annum on the average daily unused amount of the Multi-currency Revolving-1 Committed Amount. For purposes of computing the Commitment Fee hereunder, (i) Dollar LOC Obligations shall be considered usage under the aggregate Dollar Revolving-1 Committed Amount, (ii) Multi-currency LOC Obligations shall be considered usage under the aggregate Multi-currency Revolving-1 Committed Amount and (iii) Swingline Loans shall not be considered usage under the aggregate Dollar Revolving-1 Committed Amount unless and until other Lenders having Dollar Revolving-1 Subcommitments purchase Participation Interests in such Swingline Loans pursuant to
         Section 2.2(b)(ii). The Commitment Fee shall be payable quarterly in arrears on the 15th day following the last day of each calendar quarter for the prior calendar quarter and upon termination of the Revolving-1 Commitments and the funding of the Term Loans.

                  (b) Letter of Credit Fees. In consideration of the LOC Commitments, the Borrower agrees to pay to the Issuing Lender a fee (the "Letter of Credit Fee") equal to the Applicable Percentage per annum on the average daily maximum amount available to be drawn under each Letter of Credit (as such amount may be increased subject to the provisions of Section 2.10(b)) from the date of issuance (or in the case of Letters of

         Credit outstanding on the Closing Date, from the Closing Date) to the date of expiration. In addition to such Letter of Credit Fee, the Issuing Lender may charge, and retain for its own account without sharing by the other Lenders, an additional facing fee of one-eighth of one percent (0.125%) per annum on the average daily maximum amount available to be drawn under each such Letter of Credit issued by it. The Issuing Lender shall promptly pay over to the Administrative Agent the Letter of Credit Fee (i) for the ratable benefit of the Lenders (including the Issuing Lender, as applicable) holding Dollar Revolving-1 Subcommitments, with respect to Letter of Credit Fees paid on Dollar Letters of Credit, and (ii) for the ratable benefit of the Lenders (including the Issuing Lender, as applicable) holding Multi-currency Revolving-1 Subcommitments, with respect to Letter of Credit Fees paid on Multi-currency Letters of Credit. The Letter of Credit Fee shall be payable quarterly in arrears on the 15th day following the last day of each calendar quarter for the prior calendar quarter.

                  (c) Issuing Lender Fees. In addition to the Letter of Credit Fees payable pursuant to subsection (b) above, the Borrower shall pay to the Issuing Lender for its own account without sharing by the other Lenders the reasonable and customary charges from time to time of the Issuing Lender with respect to the amendment, transfer, administration, cancellation and conversion of, and drawings under, such Letters of Credit (collectively, the "Issuing Lender Fees").

                  (d) Administrative Fee. The Borrower agrees to pay to the Agents the annual administrative fee as described in the Fee Letter.

                  (e) The commissions, fees, charges, costs and expenses payable pursuant to this Section 2.6 shall be payable in the Permitted Currency in which the applicable Letter of Credit is denominated.

         SECTION 2.7 REDUCTION OF THE REVOLVING-1 COMMITMENTS

                  (a) Voluntary Reductions. The Borrower shall have the right to terminate or permanently reduce the unused portion of the Dollar Revolving-1 Committed Amount or the Multi-currency Revolving-1 Committed Amount at any time or from time to time upon not less than one Business Day prior notice to the Administrative Agent (which shall notify the Lenders thereof as soon as practicable) of each such termination or reduction, which notice shall specify the effective date thereof and the amount of any such reduction which shall be in a minimum amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof and shall be irrevocable and effective upon receipt by the Administrative Agent; provided that no such reduction or termination shall be permitted if after giving effect thereto, and to any prepayments of Revolving-1 Loans made on the effective date thereof, (i) the sum of the then outstanding aggregate principal amount of Dollar Revolving-1 Loans plus Swingline Loans plus Dollar LOC Obligations would exceed the Dollar Revolving-1 Committed Amount or
         (ii) the then outstanding aggregate principal Dollar Amount of Multi-currency Revolving-1 Loans plus the Dollar Amount of Multi-currency LOC Obligations would exceed the Multi-currency Revolving-1 Committed Amount. If the Borrower shall fail to specify in any such notice the applicable portion of the Revolving-1 Committed Amount to be reduced, then such reduction shall be applied pro rata to the Dollar Revolving-1 Committed Amount and the Multi-currency Revolving-1 Committed Amount.

                  (b) Maturity Date. The Revolving-1 Commitments, the LOC Commitments and the Swingline Commitments shall automatically terminate on the Revolving-1 Commitment Termination Date.

         SECTION 2.8 PREPAYMENTS

                  (a) Optional Prepayments. The Borrower shall have the right to prepay Loans in whole or in part from time to time; provided, however, that (i) each partial prepayment of Loans (other than Swingline Loans) shall be in a minimum principal amount of $5,000,000 and integral multiples of $1,000,000 (or the Alternative Currency Amount thereof, as applicable) in excess thereof and (ii) each prepayment of Swingline Loans shall be in a minimum principal amount of $100,000 and integral multiples of $100,000 in excess thereof. The Borrower shall give irrevocable written notice (or telephone notice promptly confirmed in writing which confirmation may be by fax) of any such voluntary prepayment to the Administrative Agent (which shall notify the Lenders thereof as soon as practicable) not later than 1:30 P.M. (Charlotte, North Carolina time) on the Business Day prior to the date of the requested prepayment in the case of Alternate Base Rate Loans, on the third Business Day prior to the date of the requested prepayment in the case of LIBOR Rate Loans denominated in Dollars and on the fourth Business Day prior to the date of the requested prepayment in the case of Alternative Currency Loans. Each such notice of prepayment shall specify (A) the date of repayment, (B) the amount of repayment, (C) whether the repayment is of Dollar Revolving-1 Loans, Multi-currency Revolving-1 Loans (including the applicable Permitted Currency), Swingline Loans, Tranche A-1 Term Loans, Tranche B-1 Term Loans, or a combination thereof, and, if of a combination thereof, the amount allocable to each and (D) whether the repayment is of LIBOR Rate Loans or Alternate Base Rate Loans, or a combination thereof, and, if of a combination thereof, the amount allocable to each. Prepayments of the Tranche A-1 Term Loan or the Tranche B-1 Term Loan under this Section 2.8(a) shall be applied ratably to the remaining principal installments thereof (provided, however, promptly upon notification thereof, one or more holders of the Tranche B-1 Term Loan may decline to accept such prepayment to the extent there are sufficient amounts under the Tranche A-1 Term Loan outstanding to be paid with such prepayment, in which case, such declined prepayments shall be allocated pro rata among the Tranche A-1 Term Loan and the Tranche B-1 Term Loan held by Lenders accepting such payments). Subject to the foregoing terms, amounts prepaid under this Section 2.8(a) shall be applied first to Alternate Base Rate Loans and then to LIBOR Rate Loans in direct order of Interest Period maturities. All prepayments under this Section 2.8(a) shall be without premium or penalty except that (i) any prepayments of the Tranche B-1 Term Loan made during the period commencing on the Fourth Amendment Effective Date and ending on May 29, 2004 will require payment of a premium of 0.50% of the principal amount being prepaid on such date and (ii) all prepayments shall be subject to Section 2.18. Interest on the principal amount prepaid shall be payable on the date of such prepayment. Amounts prepaid on the Swingline Loans and the Revolving-1 Loans may be reborrowed in accordance with the terms hereof. Amounts prepaid on the Tranche A-1 Term Loan and the Tranche B-1 Term Loan may not be reborrowed.

                  (b) Mandatory Prepayments.

                           (i) Revolving-1 Committed Amount.

                                    (A) Dollar Revolving-1 Subcommitment. If at
                  any time after the Funding Date, the sum of the aggregate principal amount of outstanding Dollar Revolving-1 Loans plus Swingline Loans plus Dollar LOC Obligations shall exceed the Dollar Revolving-1 Committed Amount, the Borrower immediately shall prepay Dollar Revolving-1 Loans and (after all Dollar Revolving-1 Loans have been repaid) cash collateralize the Dollar LOC Obligations, in an amount sufficient to eliminate such excess (such prepayment to be applied as set forth in clause (vi) below).

                                    (B) Multi-currency Revolving-1
                  Subcommitment. If at any time after the Funding Date, for any reason, the sum of the aggregate principal Dollar Amount of outstanding Multi-currency Revolving-1 Loans plus the Dollar Amount of Multi-currency LOC Obligations shall exceed the Multi-currency Revolving-1 Committed Amount, the Borrower immediately shall prepay Multi-currency Revolving-1 Loans and (after all Multi-currency Revolving-1 Loans have been repaid) cash collateralize the Multi-currency LOC Obligations, in an amount sufficient to eliminate such excess and in the Permitted Currency in which each of the applicable Multi-currency Letters of Credit are denominated (such prepayment to be applied as set forth in clause (vi) below).

                           (ii) Asset Dispositions. Promptly following any Asset
                  Disposition in excess of $100,000,000 in any fiscal year, the Borrower shall prepay the Loans in an aggregate amount equal to 100% of the Net Cash Proceeds derived from all such Asset Dispositions (such prepayment to be applied as set forth in clause (vi) below); provided, however, that such Net Cash Proceeds shall not be required to be so applied to the extent
                  (1) the Borrower delivers to the Administrative Agent a certificate stating that it intends to use such Net Cash Proceeds to acquire fixed or capital assets in replacement of the disposed assets, (2) such acquisition is committed to within 180 days of receipt of the Net Cash Proceeds and (3) such acquisition is consummated within 270 days of receipt of such Net Cash Proceeds, it being expressly agreed that any Net Cash Proceeds not so reinvested shall be applied to repay the Loans immediately thereafter.

                           (iii) [Reserved].

                           (iv) Recovery Event. To the extent of cash proceeds
                  received in connection with a Recovery Event which are in excess of $10,000,000 in the aggregate and which are not applied to repair, replace or relocate damaged property or to purchase or acquire fixed or capital assets in replacement of the assets lost or destroyed within 270 days (or 360 days, in the case of improvements to real property) of the receipt of such cash proceeds, the Borrower shall prepay the Loans in an aggregate amount equal to one hundred percent (100%) of such cash proceeds (such prepayment to be applied as set forth in clause (vi) below).

                           (v) [Reserved].

                           (vi) Application of Mandatory Prepayments. All
                  amounts required to be paid pursuant to this Section 2.8(b) shall be applied as follows: (A) with respect to all amounts prepaid pursuant to Section 2.8(b)(i)(A), to the Dollar Revolving-1 Loans and then (after all Dollar Revolving-1 Loans have been repaid) to a cash collateral account in respect of Dollar LOC Obligations, (B) with respect to all amounts prepaid pursuant to Section 2.8(b)(i)(B), to the Multi-currency Revolving-1 Loans and then (after all Multi-currency Revolving-1 Loans have been repaid) to a cash collateral account in respect of Multi-currency LOC Obligations, and (C) with respect to all amounts prepaid pursuant to Sections 2.8(b)(ii) through (v), (1) first, pro rata to the Tranche A-1 Term Loan and the Tranche B-1 Term Loan (ratably to the remaining principal installments thereof); provided, however, promptly upon notification thereof, one or more holders of the Tranche B-1 Term Loan may decline to accept a mandatory prepayment to the extent there are sufficient amounts under the Tranche A-1 Term Loan outstanding to be paid with such prepayment, in which case, such declined payments shall be allocated pro rata among the Tranche A-1 Term Loan and the Tranche B-1 Term Loan held by Lenders accepting such prepayments, and (2) second, pro rata to the Dollar Revolving-1 Loans and the Multi-currency Revolving-1 Loans with corresponding permanent pro rata reductions of the Dollar Revolving-1 Committed Amount and the Multi-currency Revolving-1 Committed Amount and (after all Revolving-1 Loans have been repaid) to a cash collateral account in respect of Dollar LOC Obligations and Multi-currency LOC Obligations, pro rata. Within the parameters of the applications set forth above, prepayments shall be applied first to Alternate Base Rate Loans and then to LIBOR Rate Loans in direct order of Interest Period maturities. All prepayments under this Section 2.8(b) shall be subject to Section 2.18 and be accompanied by interest on the principal amount prepaid through the date of prepayment. Any prepayments of the Tranche B-1 Term Loan made during the period commencing on the Fourth Amendment Effective Date and ending on May 29, 2004 pursuant to Section 2.8(b)(ii) will require payment of a premium of 0.50% of the principal amount being prepaid on such date.

                  (c) Notwithstanding anything contained in this Agreement to the contrary, any prepayment of Alternative Currency Loans denominated in an Alternative Currency shall be made in such Alternative Currency not later than 11:00 A.M. (the time of the Administrative Agent's Correspondent) on the date specified for payment under this Agreement to the Administrative Agent's account with the Administrative Agent's Correspondent for the account of the Lenders.

         SECTION 2.9 MINIMUM BORROWING AMOUNTS AND PRINCIPAL AMOUNTS OF
TRANCHES.

         (a) Each Alternate Base Rate Loan (other than Swingline Loans) borrowing shall be in a minimum amount of $5,000,000 and whole multiples of $1,000,000 in excess thereof.

         (b) Each LIBOR Rate Loan borrowing shall be in a minimum amount of $10,000,000 and whole multiples of $1,000,000 in excess thereof.

         (c) All borrowings, payments and prepayments in respect of Revolving-1 Loans shall be in such amounts and be made pursuant to such elections so that after giving effect thereto the aggregate principal amount of the Revolving-1 Loans comprising any Tranche shall either be zero or shall not be less than $10,000,000 or a whole multiple of $1,000,000 in excess thereof.

         SECTION 2.10 INTEREST; INTEREST PAYMENT DATES.

         (a) Subject to the provisions of Section 2.10(b), all Loans (other than Swingline Loans) shall bear interest as follows:

                  (i) Alternate Base Rate Loans. During such periods as Loans shall be comprised of Alternate Base Rate Loans, each such Alternate Base Rate Loan shall bear interest at a per annum rate equal to the sum of the Alternate Base Rate plus the Applicable Percentage; and

                  (ii) LIBOR Rate Loans. During such periods as Loans shall be comprised of LIBOR Rate Loans, each such LIBOR Rate Loan shall bear interest at a per annum rate equal to the sum of the applicable LIBOR Rate plus the Applicable Percentage.

         (b) Upon the occurrence, and during the continuance, of an Event of Default, the principal of and, to the extent permitted by law, interest on the Loans, and any other amounts owing hereunder or under the other Credit Documents shall bear interest, payable on demand, at a per annum rate 2% greater than the applicable rate (including the Applicable Percentage) then in effect or, if no rate is then in effect, at a per annum rate 2% greater than the Alternate Base Rate plus the Applicable Percentage and the Letter of Credit Fees shall be increased by 2% per annum.

         (c) Interest on Loans shall be payable in arrears on each Interest Payment Date, subject to Section 2.13; provided that (i) interest owing under
Section 2.10(b) shall be payable on demand, (ii) interest owing in connection with any amounts repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) interest owing on LIBOR Loans which are converted pursuant to Section 2.11, shall be payable on the date of such conversion.

         SECTION 2.11 CONVERSION OPTIONS.

         (a) The Borrower may elect from time to time to convert Alternate Base Rate Loans to LIBOR Rate Loans by giving irrevocable written notice (or telephone notice promptly confirmed in writing which confirmation may be by fax) to the Administrative Agent not later than 1:30 P.M. (Charlotte, North Carolina time) on the third Business Day prior to the date of the requested conversion (a "Notice of Conversion/Extension"). A form of Notice of Conversion/Extension is attached as Schedule 2.11. If the date upon which an Alternate Base Rate Loan is to be converted to a LIBOR Rate Loan is not a Business Day, then such conversion shall be made on the next succeeding Business Day and during the period from such last day of an Interest Period to such succeeding Business Day such Loan shall bear interest as if it were an Alternate Base Rate Loan. All or any part of outstanding Alternate Base Rate Loans may be converted as provided herein, provided that (i) no Loan may be converted into a LIBOR Rate Loan when any Default or Event of Default has occurred and is continuing and (ii) partial conversions shall be in an aggregate principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof.

         (b) Any LIBOR Rate Loans may be continued as such upon the expiration of an Interest Period with respect thereto by compliance by the Borrower with the notice provisions contained in Section 2.11(a); provided, that no LIBOR Rate Loan may be continued as such when any Default or Event of Default has occurred and is continuing, in which case such Loan shall be automatically converted to an Alternate Base Rate Loan at the end of the applicable Interest Period with respect thereto. If the Borrower shall fail to give timely notice of an election to continue a LIBOR Rate Loan, or the continuation of LIBOR Rate Loans is not permitted hereunder, such LIBOR Rate Loans shall be automatically converted to Alternate Base Rate Loans at the end of the applicable Interest Period with respect thereto.

         SECTION 2.12 COMPUTATION OF INTEREST AND FEES.

         (a) Interest payable hereunder with respect to Alternate Base Rate Loans based on the Prime Rate shall be calculated on the basis of a year of 365 days (or 366 days, as applicable) for the actual days elapsed. All other fees, interest and all other amounts payable hereunder shall be calculated on the basis of a 360 day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of each determination of a LIBOR Rate on the Business Day of the determination thereof. Any change in the interest rate on a Loan resulting from a change in the Alternate Base Rate shall become effective as of the opening of business on the day on which such change in the Alternate Base Rate shall become effective. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of the effective date and the amount of each such change.

         (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the computations used by the Administrative Agent in determining any interest :rate.

         (c) It is the intent of the Lenders and the Credit Parties to conform to and contract in strict compliance with applicable usury law from time to time in effect. All agreements between the Lenders and the Credit Parties are hereby limited by the provisions of this paragraph which shall override and control all such agreements, whether now existing or hereafter arising and whether written or oral. In no way, nor in any event or contingency (including but not limited to prepayment or acceleration of the maturity of any obligation), shall the interest taken, reserved, contracted for, charged, or received under this Credit Agreement, under the Notes or otherwise, exceed the maximum nonusurious amount permissible under applicable law. If, from any possible construction of any of the Credit Documents or any other document, interest would otherwise be payable in excess of the maximum nonusurious amount, any such construction shall be subject to the provisions of this paragraph and such interest shall be automatically reduced to the maximum nonusurious amount permitted under applicable law, without the necessity of execution of any amendment or new document. If any Lender shall ever receive anything of value which is characterized as interest on the Loans under applicable law and which would, apart from this provision, be in excess of the maximum nonusurious amount, an amount equal to the amount which would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on the Loans and not to the payment of interest, or refunded to the Borrower or the other payor thereof if and to the extent such amount which would have been excessive exceeds such unpaid principal amount of the Loans. The right to demand payment of the Loans or any other Indebtedness evidenced by any of the Credit Documents does not include the right to receive any interest which has not otherwise accrued on the date of such demand, and the Lenders do not intend to charge or receive any unearned interest in the event of such demand. All interest paid or agreed to be paid to the Lenders with respect to the Loans shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term (including any renewal or extension) of the Loans so that the amount of interest on account of such indebtedness does not exceed the maximum nonusurious amount permitted by applicable law.

         SECTION 2.13 PRO RATA TREATMENT AND PAYMENTS.

         (a) Each borrowing of Revolving-1 Loans and any reduction of the Revolving-1 Commitments shall be made pro rata according to the respective Commitment Percentages of the Lenders. Each payment under this Agreement or any Note shall be applied, first, to any fees then due and owing by the Borrower pursuant to Section 2.6, second, to interest then due and owing in respect of the Notes of the Borrower and, third, to principal then due and owing hereunder and under the Notes of the Borrower. Each payment on account of any fees pursuant to Section 2.6 shall be made pro rata in accordance with the respective amounts due and owing (except as to the portion of the Letter of Credit retained by the Issuing Lender, the Issuing Lender Fees and fees payable to the Agents). Each payment (other than prepayments) by the Borrower on account of principal of and interest on the Revolving-1 Loans, the Tranche A-1 Term Loan and/or the Tranche B-1 Term Loan shall be made pro rata according to the respective amounts due and owing first to Alternate Base Rate Loans and then to LIBOR Rate Loans in the direct order of Interest Period maturities. Each optional prepayment on account of principal of the Loans shall be applied as set forth in Section 2.8(a); provided, that prepayments made pursuant to Section 2.16 shall be applied in accordance with such section. Each mandatory prepayment on account of principal of the Loans shall be applied in accordance with Section 2.8(b). All payments

(including prepayments) to be made by the Borrower on account of principal, interest and fees shall be made without defense, set-off or counterclaim (except as provided in Section 2.19(b)) and shall be made to the Administrative Agent for the account of the Lenders at the Administrative Agent's office specified on
Schedule 9.2 in Dollars and in immediately available funds not later than 2:00 P.M. (Charlotte, North Carolina time) on the date when due. The Administrative Agent shall distribute such payments to the Lenders entitled thereto promptly upon receipt in like funds as received. If any payment hereunder (other than payments on the LIBOR Rate Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. If any payment on a LIBOR Rate Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day.

         (b) Allocation of Payments After Event of Default. Notwithstanding any other provisions of this Credit Agreement to the contrary, after the occurrence and during the continuance of an Event of Default, all amounts collected or received by the Administrative Agent or any Lender on account of the Credit Party Obligations or any other amounts outstanding under any of the Credit Documents or in respect of the Collateral shall be paid over or delivered as follows:

                  FIRST, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation reasonable attorneys' fees) of the Administrative Agent in connection with enforcing the rights of the Lenders under the Credit Documents and any protective advances made by the Administrative Agent with respect to the Collateral under or pursuant to the terms of the Security Documents;

                  SECOND, to payment of any fees owed to the Administrative
         Agent;

                  THIRD, to the payment of all reasonable out-of-pocket costs and expenses (including without limitation, reasonable attorneys' fees) of each of the Lenders in connection with enforcing its rights under the Credit Documents or otherwise with respect to the Credit Party Obligations owing to such Lender;

                  FOURTH, to the payment of all of the Credit Party Obligations consisting of accrued fees and interest;

                  FIFTH, to the payment of the outstanding principal amount of the Credit Party Obligations (including the payment or cash collateralization of the outstanding LOC Obligations) and any Hedging Obligations (including any termination payments and any accrued and unpaid interest thereon) (pro rata in accordance with all such amounts due);

                  SIXTH, to all other Credit Party Obligations and other obligations which shall have become due and payable under the Credit Documents or otherwise and not repaid pursuant to clauses "FIRST" through "FIFTH" above; and




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

                  SEVENTH, to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus.

         In carrying out the foregoing, (i) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; (ii) each of the Lenders shall receive an amount equal to its pro rata share (based on the proportion that the then outstanding Loans and LOC Obligations held by such Lender bears to the aggregate then outstanding Loans and LOC Obligations) of amounts available to be applied pursuant to clauses "THIRD", "FOURTH", "FIFTH" and "SIXTH" above; and (iii) to the extent that any amounts available for distribution pursuant to clause "FIFTH" above are attributable to the issued but undrawn amount of outstanding Letters of Credit, such amounts shall be held by the Administrative Agent in a cash collateral account and applied (A) first, to reimburse the Issuing Lender from time to time for any drawings under such Letters of Credit and (B) then, following the expiration of all Letters of Credit, to all other obligations of the types described in clauses "FIFTH" and "SIXTH" above in the manner provided in this Section 2.13(b).

         SECTION 2.14 NON-RECEIPT OF FUNDS BY THE ADMINISTRATIVE AGENT.

         (a) Unless the Administrative Agent shall have been notified in writing by a Lender prior to the date a Loan is to be made by such Lender (which notice shall be effective upon receipt) that such Lender does not intend to make the proceeds of such Loan available to the Administrative Agent, the Administrative Agent may assume that such Lender has made such proceeds available to the Administrative Agent on such date, and the Administrative Agent may in reliance upon such assumption (but shall not be required to) make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent, the Administrative Agent shall be able to recover such corresponding amount from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent will promptly notify the Borrower and the Borrower shall immediately pay such corresponding amount to the Administrative Agent. The Administrative Agent shall also be entitled to recover from the Lender or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Administrative Agent to the Borrower to the date such corresponding amount is recovered by the Administrative Agent at a per annum rate equal to (i) from the Borrower at the applicable rate for the applicable borrowing pursuant to the Notice of Borrowing and (ii) from a Lender at the Federal Funds Effective Rate.

         (b) Unless the Administrative Agent shall have been notified in writing by the Borrower, prior to the date on which any payment is due from it hereunder (which notice shall be effective upon receipt) that the Borrower does not intend to make such payment, the Administrative Agent may assume that the Borrower has made such payment when due, and the Administrative Agent may in reliance upon such assumption (but shall not be required to) make available to each Lender on such payment date an amount equal to the portion of such assumed payment to which such Lender is entitled hereunder, and if the Borrower has not in fact made





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

such payment to the Administrative Agent, such Lender shall, on demand, repay to the Administrative Agent the amount made available to such Lender. If such amount is repaid to the Administrative Agent on a date after the date such amount was made available to such Lender, such Lender shall pay to the Administrative Agent on demand interest on such amount in respect of each day from the date such amount was made available by the Administrative Agent to such Lender to the date such amount is recovered by the Administrative Agent at a per annum rate equal to the Federal Funds Effective Rate.

         (c) A certificate of the Administrative Agent submitted to the Borrower or any Lender with respect to any amount owing under this Section 2.14 shall be conclusive in the absence of manifest error.

         SECTION 2.15 INABILITY TO DETERMINE INTEREST RATE.

Notwithstanding any other provision of this Agreement, if (i) the Administrative Agent shall reasonably determine (which determination shall be conclusive and binding absent manifest error) that, (A) by reason of circumstances affecting the relevant market, reasonable and adequate means do not exist for ascertaining LIBOR for an Interest Period or for an Alternative Currency, (B) a fundamental change has occurred in the foreign exchange or interbank markets with respect to any Alternative Currency (including, without limitation, changes in national or international financial, political or economic conditions or currency exchange rates or exchange controls) or (C) it has become otherwise materially impractical for the Administrative Agent or the Lenders to make any Loan in an Alternative Currency, or (ii) the Required Lenders shall reasonably determine (which determination shall be conclusive and binding absent manifest error) that the LIBOR Rate does not adequately and fairly reflect the cost to such Lenders of funding LIBOR Rate Loans that the Borrower has requested be outstanding as a LIBOR Tranche during an Interest Period, the Administrative Agent shall forthwith give telephone notice of such determination, confirmed in writing, to the Borrower and the Lenders. Unless the Borrower shall have notified the Administrative Agent upon receipt of such telephone notice that it wishes to rescind or modify its request regarding such LIBOR Rate Loans or Alternative Currency Loans, as applicable, any Loans that were requested to be made as LIBOR Rate Loans or Alternative Currency Loans, as applicable, shall be made as Alternate Base Rate Loans in Dollars and any Loans that were requested to be converted into or continued as LIBOR Rate Loans or Alternative Currency Loans, as applicable, shall be converted into Alternate Base Rate Loans in Dollars. Until any such notice has been withdrawn by the Administrative Agent, no further Loans shall be made as, continued as, or converted into, LIBOR Rate Loans or Alternative Currency Loans, as applicable, for the Interest Periods or Alternative Currencies so affected.

         SECTION 2.16 ILLEGALITY.

Notwithstanding any other provision of this Agreement, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof by the relevant Governmental Authority to any Lender shall make it unlawful for such Lender or its LIBOR Lending Office to make or maintain LIBOR Rate Loans or Alternative Currency Loans, as applicable, as contemplated by this Agreement or to obtain in the interbank eurodollar market through its LIBOR Lending Office the funds with which to make such Loans, (a) such Lender shall






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

promptly notify the Administrative Agent and the Borrower thereof, (b) the commitment of such Lender hereunder to make LIBOR Rate Loans or Alternative Currency Loans, as applicable, or continue LIBOR Rate Loans or Alternative Currency Loans, as applicable, as such shall forthwith be suspended until the Administrative Agent shall give notice that the condition or situation which gave rise to the suspension shall no longer exist, and (c) such Lender's Loans then outstanding as LIBOR Rate Loans or Alternative Currency Loans, as applicable, if any, shall be converted on the last day of the Interest Period for such Loans or within such earlier period as required by law as Alternate Base Rate Loans in Dollars. The Borrower hereby agrees promptly to pay any Lender, upon its demand, any additional amounts necessary to compensate such Lender for actual and direct costs (but not including anticipated profits) reasonably incurred by such Lender in making any repayment in accordance with this Section including, but not limited to, any currency exchange loss and any interest or fees payable by such Lender to lenders of funds obtained by it in order to make or maintain its LIBOR Rate Loans or Alternative Currency Loans, as applicable, hereunder. A certificate as to any additional amounts payable pursuant to this Section submitted by such Lender, through the Administrative Agent, to the Borrower shall be conclusive in the absence of manifest error. Each Lender agrees to use reasonable efforts (including reasonable efforts to change its LIBOR Lending Office) to avoid or to minimize any amounts which may otherwise be payable pursuant to this Section; provided, however, that such efforts shall not cause the imposition on such Lender of any additional costs or legal or regulatory burdens deemed by such Lender in its sole discretion to be material.

         SECTION 2.17 REQUIREMENTS OF LAW.

                  (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

                           (i) shall subject such Lender to any tax of any kind whatsoever with respect to any Letter of Credit or any application relating thereto, any LIBOR Rate Loan made by it, any Alternative Currency Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for changes in the rate of tax on the overall net income of such Lender);

                           (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the LIBOR Rate hereunder; or

                           (iii) shall impose on such Lender any other condition;

         and the result of any of the foregoing is to increase the cost to such Lender of making or maintaining LIBOR Rate Loans, Alternative Currency Loans, or the Letters of Credit or to reduce any amount receivable hereunder or under any Note and such Lender's costs have increased with respect to other customers under similar circumstances, then, in any such case, the Borrower shall promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such additional cost or reduced amount receivable which such Lender reasonably deems to be material as determined by such Lender with respect to its LIBOR Rate Loans, Alternative Currency Loans, or Letters of Credit. A certificate as to any additional amounts payable pursuant to this Section submitted by such Lender, through the Administrative Agent, to the Borrower shall be conclusive in the absence of manifest error. Each Lender agrees to use reasonable efforts (including reasonable efforts to change its Domestic Lending Office or LIBOR Lending Office, as the case may be) to avoid or to minimize any amounts which might otherwise be payable pursuant to this paragraph of this Section; provided, however, that such efforts shall riot cause the imposition on such Lender of any additional costs or legal or regulatory burdens deemed by such Lender to be material.

         (b) If any Lender shall have reasonably determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any central bank or Governmental Authority made subsequent to the date hereof does or shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount reasonably deemed by such Lender to be material, and such Lender has experienced such effect with respect to other customers under similar circumstances, then from time to time, within fifteen (15) days after demand by such Lender, the Borrower shall pay to such Lender such additional amount as shall be certified by such Lender as being required to compensate it for such reduction. Such a certificate as to any additional amounts payable under this Section submitted by a Lender (which certificate shall include a description of the basis for the computation), through the Administrative Agent, to the Borrower shall be conclusive absent manifest error.

         (c) The agreements in this Section 2.17 shall survive the termination of this Agreement and payment of the Notes and all other amounts payable hereunder.

         SECTION 2.18 INDEMNITY.

         The Borrower hereby agrees to indemnify each Lender and to hold such Lender harmless from any funding loss or expense which such Lender may sustain or incur as a consequence of (a) default by the Borrower in payment of the principal amount of or interest on any Loan by such Lender in accordance with the terms hereof, (b) default by the Borrower in accepting a borrowing after the Borrower has given a notice in accordance with the terms hereof, (c) default by the Borrower in making any prepayment after the Borrower has given a notice in accordance with the terms hereof, and/or (d) the making by the Borrower of a prepayment of a Loan, or the conversion thereof, on a day which is not the last day of the Interest Period with respect thereto, or in a currency other than as required hereunder, in each case including, but not limited to, any foreign exchange cost and any such loss or expense arising from interest or fees payable by such





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

Lender to lenders of funds obtained by it in order to maintain its Loans hereunder. A certificate as to any additional amounts payable pursuant to this Section submitted by any Lender, through the Administrative Agent, to the Borrower (which certificate must be delivered to the Administrative Agent within thirty days following such default, prepayment or conversion) shall be conclusive in the absence of manifest error. The agreements in this Section shall survive termination of this Agreement and payment of the Notes and all other amounts payable hereunder.

         SECTION 2.19 TAXES.

                  (a) All payments made by the Borrower hereunder or under any Note will be, except as provided in Section 2.19(b), made free and clear of, and without: deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any Governmental Authority or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding any tax imposed on or measured by the net income or profits of a Lender) and all interest, penalties or similar liabilities with respect thereto (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Taxes"). If any Taxes are so levied or imposed, the Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note. The Borrower will furnish to the Administrative Agent as soon as practicable after the date the payment of any Taxes is due pursuant to applicable law certified copies (to the extent reasonably available and required by law) of tax receipts evidencing such payment by the Borrower. The Borrower agrees to indemnify and hold harmless each Lender, and reimburse such Lender upon its written request, for the amount of any Taxes so levied or imposed and paid by such Lender but excluding any interest or penalties caused by such Lender's failure to pay any such taxes when due.

                  (b) Each Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) agrees to deliver to the Borrower and the Administrative Agent on or prior to the Closing Date, or in the case of a Lender that is an assignee or transferee of an interest under this Agreement pursuant to Section 9.6(d) (unless the respective Lender was already a Lender hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Lender, (i) if the Lender is a "bank" within the meaning of Section 881(c)(3)(A) of the Code, two accurate and complete original signed copies of Internal Revenue Service Form W-8BEN or W-8ECI (or successor forms) certifying such Lender's entitlement to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note, or (ii) if the Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, either Internal Revenue Service Form W8BEN or W-8ECI as set forth in clause (i) above, or (x) a certificate substantially in the form of Schedule 2.19 (any such certificate, a "2.19 Certificate") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8 (or successor form) certifying such Lender's entitlement to an exemption from United States withholding tax with respect to payments of interest to be made under this Agreement and under any Note. In addition, each Lender agrees that it will deliver upon the Borrower's request updated versions of the foregoing, as applicable, whenever the previous certification has become obsolete or inaccurate in any material respect, together with such other forms as may be required in order to confirm or establish the entitlement of such Lender to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement and any Note. Notwithstanding anything to the contrary contained in Section 2.19(a), but subject to the immediately succeeding sentence, (x) each Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold Taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, fees or other amounts payable hereunder for the account of any Lender which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes to the extent that such Lender has not provided to the Borrower U.S. Internal Revenue Service Forms that establish a complete exemption from such deduction or withholding and (y) the Borrower shall not be obligated pursuant to Section 2.19(a) hereof to gross-up payments to be made to a Lender in respect of Taxes imposed by the United States if (I) such Lender has not provided to the Borrower the Internal Revenue Service Forms required to be provided to the Borrower pursuant to this Section 2.19(b) or (II) in the case of a payment, other than interest, to a Lender described in clause (ii) above, to the extent that such Forms do not establish a complete exemption from withholding of such Taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section 2.19, the Borrower agrees to pay additional amounts and to indemnify each Lender in the manner set forth in Section 2.19(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any amounts deducted or withheld by it as described in the immediately preceding sentence as a result of any changes after the Closing Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of Taxes.

                  (c) Each Lender agrees to use reasonable efforts (including reasonable efforts to change its Domestic Lending Office or LIBOR Lending Office, as the case may be) to avoid or to minimize any amounts which might otherwise be payable pursuant to this Section; provided, however, that such efforts shall not cause the imposition on such Lender of any additional costs or legal or regulatory burdens deemed by such Lender in its sole discretion to be material.

                  (d) If the Borrower pays any additional amount pursuant to this Section 2.19 with respect to a Lender, such Lender shall use reasonable efforts to obtain a refund of tax or credit against its tax liabilities on account of such payment; provided that such Lender shall have no obligation to use such reasonable efforts if either (i) it is in an excess foreign tax credit position or (ii) it believes in good faith, in its sole discretion, that claiming a refund or credit would cause adverse tax consequences to it. In the event that such Lender receives such a refund or credit, such Lender shall pay to the Borrower an amount that such Lender reasonably determines is equal to the net tax benefit obtained by such Lender as a result of such payment by the Borrower. In the event that no refund or credit is obtained with respect to the Borrower's payments to such Lender pursuant to this Section 2.19(d), then such Lender shall upon request provide a certification that such Lender has not received a refund or credit for such payments. Nothing contained in this Section 2.19(d) shall require a Lender to disclose or detail the basis of its calculation of the amount of any tax benefit or any other amount or the basis of its determination referred to in the proviso to the first sentence of this Section 2.19(d) to the Borrower or any other party.

                  (e) The agreements in this Section 2.19 shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.

         SECTION 2.20 INDEMNIFICATION; NATURE OF ISSUING LENDER'S DUTIES.

                  (a) In addition to its other obligations under Section 2.3, the Borrower hereby agrees to protect, indemnify, pay and save the Issuing Lender harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) that the Issuing Lender may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit or (ii) the failure of the Issuing Lender to honor a drawing under a Letter of Credit as a. result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions, herein called "Government Acts").

                  (b) As between the Borrower and the Issuing Lender, the Borrower shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. The Issuing Lender shall not be responsible: (i) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (iii) for failure of the beneficiary of a Letter of Credit to comply fully with conditions required in order to draw upon a Letter of Credit; (iv) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) for errors in interpretation of technical terms;
         (vi) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under a Letter of Credit or of the proceeds thereof; and (vii) for any consequences arising from causes beyond the control of the Issuing Lender, including, without limitation, any Government Acts. None of the above shall affect, impair, or prevent the vesting of the Issuing Lender's rights or powers hereunder.

                  (c) In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Issuing Lender, under or in connection with any Letter of Credit or the related certificates, if taken or omitted in good faith, shall not put such Issuing Lender under any resulting liability to the Borrower. It is the intention of the parties that this Agreement shall be construed and applied to protect and indemnify the Issuing Lender against any and all risks involved in the issuance of the Letters of Credit, all of which risks are hereby assumed by the Borrower, including, without limitation, any and all risks of the acts or omissions, whether rightful or wrongful, of any Governmental Authority. The Issuing Lender shall not, in any way, be liable for any failure by the Issuing Lender or anyone else to pay any drawing under any Letter of Credit as a result of any Government Acts or any other cause beyond the control of the Issuing Lender.

                  (d) Nothing in this Section 2.20 is intended to limit the reimbursement obligation of the Borrower contained in Section 2.3(d) hereof. The obligations of the Borrower under this Section 2.20 shall survive the termination of this Agreement. No act or omissions of any current or prior beneficiary of a Letter of Credit shall in any way affect or impair the rights of the Issuing Lender to enforce any right, power or benefit under this Agreement.

                  (e) Notwithstanding anything to the contrary contained in this
         Section 2.20, the Borrower shall have no obligation to indemnify any Issuing Lender in respect of any liability incurred by such Issuing Lender arising out of the gross negligence or willful misconduct of the Issuing Lender (including action not taken by an Issuing Lender), as determined by a court of competent jurisdiction.

         SECTION 2.21 DEFAULTING LENDERS; LIMITATION ON CLAIMS.

                  (a) Generally. In addition to the rights and remedies that may be available to the Administrative Agent or the Borrower under this Agreement or applicable law, if at any time a Lender is a Defaulting Lender such Defaulting Lender's right to participate in the administration of the Loans, this Agreement and the other Credit Documents (excluding for purposes hereof, those matters requiring the unanimous consent or approval of the Lenders, or requiring the approval of each Lender directly affected thereby, pursuant to Section 9.1(i) through 9.1(vii) hereof or Section 9.6(a)), including without limitation, any right to vote in respect of, to consent to or to direct any action or inaction of the Administrative Agent or to be taken into account in the calculation of the Required Lenders, shall be suspended during the pendency of such failure or refusal. If a Lender is a Defaulting Lender because it has failed to make timely payment to the Administrative Agent of any amount required to be paid to the Administrative Agent hereunder (without giving effect to any notice or cure periods), in addition to other rights and remedies which the Administrative Agent or the Borrower may have under the immediately preceding provisions or otherwise, the Administrative Agent shall be entitled (i) to collect interest from such Defaulting Lender on such delinquent payment for the period from the date on which the payment was due until the date on which the payment is made at the Federal Funds Effective Rate, (ii) to withhold or setoff and to apply in satisfaction of the defaulted payment and any related interest, any amounts otherwise payable to such Defaulting Lender under this Agreement or any other Credit

         Document until such defaulted payment and related interest has been paid in full and such default no longer exists and (iii) to bring an action or suit against such Defaulting Lender in a court of competent jurisdiction to recover the defaulted amount and any related interest. Any amounts received by the Administrative Agent in respect of a Defaulting Lender's Loans shall not be paid to such Defaulting Lender and shall be held uninvested by the Administrative Agent and either applied against the purchase price of such Loans under the following subsection (b) or paid to such Defaulting Lender upon the default of such Defaulting Lender being cured.

                  (b) Purchase of Defaulting Lender's Commitment. Any Lender who is not a Defaulting Lender shall have the right, but not the obligation, in its sole discretion, to acquire all of a Defaulting Lender's Commitment. If more than one Lender exercises such right, each such Lender shall have the right to acquire such proportion of such Defaulting Lender's Commitment on a pro rata basis. Upon any such purchase, the Defaulting Lender's interest in the Loans and its rights hereunder (but not its liability in respect thereof or under the Credit Documents or this Agreement to the extent the same relate to the period prior to the effective date of the purchase) shall terminate on the date of purchase, and the Defaulting Lender shall promptly execute all documents reasonably requested to surrender and transfer such interest to the purchaser thereof subject to and in accordance with the requirements set forth in Section 9.6, including an appropriate Commitment Transfer Supplement. The purchase price for the Commitment of a Defaulting Lender shall be equal to the sum of the amount of the principal balance of the Loans outstanding and owed by the Borrower to the Defaulting Lender, plus any accrued interest with respect thereto, plus any fees or other amounts owed by the Borrower to the Defaulting Lender. Prior to payment of such purchase price to a Defaulting Lender, the Administrative Agent shall apply against such purchase price any amounts retained by the Administrative Agent pursuant to the last sentence of the immediately preceding subsection (a). The Defaulting Lender shall be entitled to receive amounts owed to it by the Borrower on account of principal of and interest on the Loans and the Notes, and fees and other amounts due under the Credit Documents which accrued prior to the date of the default by the Defaulting Lender, to the extent the same are received by the Administrative Agent from or on behalf of the Borrower. There shall be no recourse against any Lender or the Administrative Agent for the payment of such sums by the Borrower except to the extent of the receipt of payments from any other party or in respect of the Loans.

         SECTION 2.22 REPLACEMENT OF LENDERS.

         If any Lender shall become affected by any of the changes or events described in Sections 2.15, 2.16, 2.17 or 2.19 (any such Lender being hereinafter referred to as a "Replaced Lender") and shall petition the Borrower for any increased cost or amounts thereunder, then in such case, the Borrower may, upon at least five (5) Business Days' notice to the Administrative Agent and such Replaced Lender, designate a replacement lender (a "Replacement Lender") acceptable to the Administrative Agent in its reasonable discretion, to which such Replaced Lender shall, subject to its receipt (unless a later date for the remittance thereof shall be agreed upon by the Borrower and the Replaced Lender) of all amounts owed to such Replaced Lender





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

under Sections 2.15, 2.16, 2.17 or 2.19 assign all (but not less than all) of its rights, obligations, Loans and Commitments hereunder; provided, that all amounts owed to such Replaced Lender by the Borrower (except liabilities which by the terms hereof survive the payment in full of the Loans and termination of this Agreement) shall be paid in full as of the date of such assignment. Upon any assignment by any Lender pursuant to this Section 2.22 becoming effective, the Replacement Lender shall thereupon be deemed to be a "Lender" for all purposes of this Agreement and such Replaced Lender shall thereupon cease to be a "Lender" for all purposes of this Agreement and shall have no further rights or obligations hereunder (other than pursuant to Sections 2.15, 2.16, 2.17 or 2.19 and 9.5 while such Replaced Lender was a Lender;).

         Notwithstanding any Replaced Lender's failure or refusal to assign its rights, obligations, Loans and Commitments under this Section 2.22, the Replaced Lender shall cease to be a "Lender" for all purposes of this Agreement and the Replacement Lender substituted therefor upon payment to the Replaced Lender by the Replacement Lender of all amounts set forth in this Section 2.22 without any further action of the Replaced Lender.

         SECTION 2.23 ALTERNATIVE CURRENCY MATTERS.

                  (a) Effectiveness of euro Provisions. With respect to any state (or the currency of such state) that is not a Participating Member State on the date of this Agreement, the provisions of this
         Section 2.23 shall become effective in relation to such state (and the currency of such state) at and from the date on which such state becomes a Participating Member State.

                  (b) Basis of Accrual. Subject to clause (a) above, with respect to the currency of any state that becomes a Participating Member State, the accrual of interest or fees expressed in this Agreement with respect to such currency shall be based upon the applicable convention or practice in the London Interbank Market for the basis of accrual of interest or fees in respect of the euro, which such convention or practice shall replace such expressed basis effective as of and from the date on which such state becomes a Participating Member State; provided that if any Loan in the currency of such state is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Loan, at the end of the then current Interest Period.

                  (c) Redenomination of Alternative Currency Loans.

                           (i) Conversion to the Alternate Base Rate. If any
                  Alternative Currency Loan is required to bear interest based on the Alternate Base Rate rather than the LIBOR Rate pursuant to Section 2.15, Section 2.16 or any other applicable provision hereof, such Loan shall be funded in Dollars in an amount equal to the Dollar Amount of such Loan, all subject to the provisions of Section 2.8(b). The Borrower shall reimburse the Lenders upon any such conversion for any amounts required to be paid under Section 2.18.




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

                           (ii) Redenomination of Loans. Subject to clause (a)
                  above, any Loan to be denominated in the currency of the applicable Participating Member State shall be made in the euro.

                           (iii) Redenomination of Obligations. Subject to
                  clause (a) above hereof, any obligation of any party under this Agreement or any other Credit Document which has been denominated in the currency of a Participating Member State shall be redenominated into the euro.

                           (iv) Further Assurances. The terms and provisions of
                  this Agreement will be subject to such reasonable changes of construction as determined by the Administrative Agent to reflect the implementation of the EMU in any Participating Member State or any market conventions relating to the fixing and/or calculation of interest being changed or replaced and to reflect market practice at that time, and subject thereto, to put the Administrative Agent, the Lenders and the Borrower in the same position, so far as possible, that they would have been if such implementation had not occurred. In connection therewith, the Borrower agrees, at the request of the Administrative Agent, at the time of or at any time following the implementation of the EMU in any Participating Member State or any market conventions relating to the fixing and/or calculation of interest being changed or replaced, to enter into an agreement amending this Agreement in such manner as the Administrative Agent shall reasonably request.

                  (d) Regulatory Limitation. In the event, as a result of increases in the value of Alternative Currencies against the Dollar or for any other reason, the obligation of any of the Lenders to make Multi-currency Revolving-1 Loans (taking into account the Dollar Amount of the Credit Party Obligations and all other indebtedness required to be aggregated under 12 U.S.C.A. Section 84, as amended, the regulations promulgated thereunder and any other Requirement of Law) is determined by such Lender to exceed its then applicable legal lending limit under 12 U.S.C.A. Section 84, as amended, and the regulations promulgated thereunder, or any other Requirement of Law, the amount of additional Multi-currency Revolving-1 Loans such Lender shall be obligated to make or issue or participate in hereunder shall immediately be reduced to the maximum amount which such Lender may legally advance (as determined by such Lender), the obligation of each of the remaining Lenders hereunder shall be proportionately reduced, based on their applicable Multi-currency Revolving-1 Commitment Percentages and, to the extent necessary under such laws and regulations (as determined by each of the Lenders, with respect to the applicability of such laws and regulations to itself), and the Borrower shall reduce, or cause to be reduced, complying to the extent practicable with the remaining provisions hereof, the Multi-currency Revolving-1 Loans outstanding hereunder by an amount sufficient to comply with such maximum amounts.

                  (e) Exchange Indemnification and Increased Costs. The Borrower shall, upon demand from the Administrative Agent, pay to the Administrative Agent, any Issuing






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         Lender or any applicable Lender, the amount of (i) any loss or cost or increased cost incurred by the Administrative Agent, any Issuing Lender or any applicable Lender, (ii) any reduction in any amount payable to or in the effective return on the capital to the Administrative Agent, any Issuing Lender or any applicable Lender, (iii) any interest or any other return, including principal, foregone by the Administrative Agent or any applicable Lender as a result of the introduction of, change over to or operation of the euro, or (iv) any currency exchange loss, that Administrative Agent, any Issuing Lender or any Lender sustains as a result of any payment being made by the Borrower in a currency other than that originally extended to the Borrower or as a result of any other currency exchange loss incurred by the Administrative Agent or any applicable Lender under this Agreement. A certificate of the Administrative Agent, such Issuing Lender or such Lender setting forth the basis for determining such additional amount or amounts necessary to compensate the Administrative Agent, such Issuing Lender or the applicable Lender shall be conclusively presumed to be correct save for manifest error.

                  (f) Exchange Rates. For purposes of determining the Borrower's compliance with Section 2.8(b)(i)(B) or the borrowing limits set forth in Section 2.1(a)(ii), Section 2.3(a)(i), Section 2.3(a)(iii) and
         Section 4.3(c), the Dollar Amount of any Multi-currency Revolving-1 Loan or Multi-currency LOC Obligation with respect to a Multi-currency Letter of Credit to be made, continued, converted or issued in an Alternative Currency shall be determined in accordance with the terms of this Agreement by the Administrative Agent (in respect of the most recent Revaluation Date). Such Dollar Amount shall become effective as of such Revaluation Date for such Multi-currency Revolving-1 Loan or Multi-currency Letter of Credit and shall be the Dollar Amount employed in converting any amounts between the applicable currencies until the next Revaluation Date to occur for such Multi-currency Revolving-1 Loan or Multi-currency Letter of Credit.

                  (g) Rounding and Other Consequential Changes. Subject to clause (a) above, without prejudice and in addition to any method of conversion or rounding prescribed by any EMU Legislation and without prejudice to the respective obligations of the Borrower to the Administrative Agent and the Lenders and the Administrative Agent and the Lenders to the Borrower under or pursuant to this Agreement, except as expressly provided in this Agreement, each provision of this Agreement, including, without limitation, the right to combine currencies to effect a set-off, shall be subject to such reasonable changes of interpretation as the Administrative Agent may from time to time specify to be necessary or appropriate to reflect the introduction of or change over to the euro in Participating Member States.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         To induce the Lenders to enter into this Agreement and to make the Extensions of Credit herein provided for, the Credit Parties hereby represent and warrant to the Administrative Agent and to each Lender that as of the Funding Date and thereafter for so long as this Agreement is in






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

effect and until the Commitments have terminated, no Note remains outstanding and unpaid and the Credit Party Obligations, together with interest, Commitment Fees and all other amounts owing to the Administrative Agent or any Lender hereunder are paid in full:

         SECTION 3.1 FINANCIAL CONDITION.

         The consolidated balance sheets and the related statements of income, retained earnings and cash flows of the Borrower and its Subsidiaries (excluding the Acquired Company and its Subsidiaries) for the fiscal year ending December 31, 2000 and for the most recently ended fiscal quarter ending more than sixty
(60) days prior to the Funding Date, and for the Acquired Company and its Subsidiaries for the fiscal year ending May 25, 2001 and for the most recently ended fiscal quarter ending more than sixty (60) days prior to the Funding Date, are complete and correct and present fairly, in all material respects, the financial condition of, and the results of operations for, such Persons as of such dates. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as disclosed therein). The Borrower and its Restricted Subsidiaries, taken as a whole, have on the date hereof no material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in the annual financial information provided as of the immediately preceding fiscal year end referred to above and as set forth on Schedule 3.1 or as set forth on Schedule 6.1(b).

         SECTION 3.2 NO CHANGE.

         Since December 31, 2000 (and after delivery of annual audited financial statements in accordance with Section 5.1(a), from the date of the most recently delivered annual audited financial statements) there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect.

         SECTION 3.3 CORPORATE EXISTENCE; COMPLIANCE WITH LAW.

         Each of the Borrower and its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the requisite power and authority and the legal right to own and operate all its material property, to lease the material property it operates as lessee and to conduct the business in which it is currently engaged,
(c) is duly qualified to conduct business and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification except to the extent that the failure to so qualify or be in good standing could not, in the aggregate, reasonably be expected to have a Material Adverse Effect and except for those Subsidiaries required to be so qualified and in good standing pursuant to the terms of Section 5.15 following their reorganization or restructure on or about the Funding Date and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.




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

         SECTION 3.4 CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS.

         Each of the Borrower and the other Credit Parties has full power and authority and the legal right to make, deliver and perform the Credit Documents to which it is party and has taken all necessary limited liability company or corporate action to authorize the execution, delivery and performance by it of the Credit Documents to which it is party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings hereunder or with the execution, delivery or performance of any Credit Document by the Borrower and the other Credit Parties (other than those which have been obtained) or with the validity or enforceability of any Credit Document against the Borrower and the other Credit Parties (except such filings as are necessary in connection with the perfection of the Liens created by such Credit Documents). Each Credit Document to which it is a party has been duly executed and delivered on behalf' of each of the Borrower and the other Credit Parties, as the case may be. Each Credit Document to which it is a party constitutes a legal, valid and binding obligation of each of the Borrower and the other Credit Parties, as the case may be, enforceable against each of the Borrower and Credit Parties, as the case may be, in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

         SECTION 3.5 NO LEGAL BAR; NO DEFAULT.

         The execution, delivery and performance of the Credit Documents, the borrowings thereunder and the use of the proceeds of the Loans will not violate any Requirement of Law or any Contractual Obligation of the Borrower or its Subsidiaries (except those as to which waivers or consents have been obtained), and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any Requirement of Law or Contractual Obligation other than the Liens arising under or contemplated in connection with the Credit Documents. Neither the Borrower nor any of its Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect which could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

         SECTION 3.6 NO MATERIAL LITIGATION.

         Except as set forth in Schedule 3.6, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the best knowledge of the Borrower, threatened by or against the Borrower or any of its Subsidiaries or against any of its or their respective properties or revenues (a) with respect to the Credit Documents or any Loan or any of the transactions contemplated hereby, or (b) which, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

         SECTION 3.7 GOVERNMENT ACTS.

         (a) Neither the Borrower nor any Credit Party is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.




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

         (b) Neither the Borrower nor any of its Subsidiaries is a "holding company", or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         SECTION 3.8 MARGIN REGULATIONS.

         No part of the proceeds of any Loan hereunder will be used directly or indirectly for any purpose which violates, or which would be inconsistent with, the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. The aggregate value of all "margin stock" owned by the Borrower and its Subsidiaries taken as a group does not exceed 25% of the value of their assets.

         SECTION 3.9 ERISA.

         Except as could not reasonably be expected to have a Material Adverse Effect,

         (a) neither a Reportable Event nor an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code;

         (b) no termination of a Single Employer Plan has occurred resulting in any liability that has remained underfunded, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period;

         (c) the present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits; and

         (d) neither the Borrower, nor any of its Subsidiaries, nor any Commonly Controlled Entity is currently subject to any liability for a complete or partial withdrawal from a Multiemployer Plan.

         SECTION 3.10 ENVIRONMENTAL MATTERS.

         Except as to matters with respect to which the Borrower and its Subsidiaries could not reasonably be expected to incur liabilities in excess of $50,000,000 in the aggregate:

                  (a) the facilities and properties owned, leased or operated by the Borrower or any of its Subsidiaries (the "Real Properties") do not contain any Hazardous Materials in amounts or concentrations which (i) constitute a violation of, or (ii) could give rise to liability under, any Environmental Law;




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

                  (b) the Real Properties and all operations of the Borrower and/or its Subsidiaries at the Real Properties are in compliance, and have in the last five years been in compliance, in all material respects with all applicable Environmental Laws, and there is no contamination at, under or about the Real Properties or violation of any Environmental Law with respect to the Real Properties or the business operated by the Borrower or any of its Subsidiaries (the "Business");

                  (c) neither the Borrower nor any of its Subsidiaries has received any written or actual notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Real Properties or the Business, nor does the Borrower or any of its Subsidiaries have knowledge or reason to believe that any such notice will be received or is being threatened;

                  (d) Hazardous Materials have not been transported or disposed of from the Real Properties in violation of, or in a manner or to a location which could give rise to liability under any Environmental Law, nor have any Hazardous Materials been generated, treated, stored or disposed of at, on or under any of the Real Properties in violation of, or in a manner that could give rise to liability under, any applicable Environmental Law;

                  (e) no judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Borrower, threatened, under any Environmental Law to which the Borrower or any Subsidiary is or will be named as a party with respect to the Real Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Real Properties or the Business; and

                  (f) there has been no release or threat of release of Hazardous Materials at or from the Real Properties, or arising from or related to the operations of the Borrower or any Subsidiary in connection with the Real Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws.

         SECTION 3.11 PURPOSE OF LOANS.

         The proceeds of the Loans hereunder shall be used solely by the Borrower to (i) consummate the Acquisition and to pay fees and expenses related thereto, and to pay accrued quarterly dividends to shareholders of the Acquired Company, (ii) acquire all partnership and other ownership interests currently held by Dairy Farmers of America, Inc. in Suiza Dairy Group, L.P., a Delaware limited partnership, (iii) refinance existing Indebtedness of Borrower, its Restricted Subsidiaries and the Acquired Company and (iv) provide for working capital, Permitted Acquisitions and other general corporate purposes (including Capital Stock repurchase programs). The Letters of Credit shall be used for general corporate purposes.




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

         SECTION 3.12 SUBSIDIARIES.

         Set forth on Schedule 3.12 is a complete and accurate list of all Subsidiaries of the Borrower. Information on the attached Schedule includes jurisdiction of incorporation; the number of shares of each class of Capital Stock or other equity interests outstanding; the number and percentage of outstanding shares of each class of stock owned by Borrower or its Subsidiaries; and the number and effect, if exercised, of all outstanding options, warrants, rights of conversion or purchase and similar rights. The outstanding Capital Stock and other equity interests of all such Subsidiaries is validly issued, fully paid and non-assessable and is owned, free and clear of all Liens (other than those arising under or contemplated in connection with the Credit Documents). As of the Funding Date, there are no Unrestricted Subsidiaries other than the Unrestricted Subsidiaries specifically listed in the definition thereof. Schedule 3.12 shall be updated quarterly by the Borrower with the delivery of the financial information required pursuant to Section 5.1(b) by giving written notice thereof to the Administrative Agent.

         SECTION 3.13 OWNERSHIP.

         Each of the Borrower and its Restricted Subsidiaries (a) is the owner of, and has good and marketable title to, all of its respective assets, except as may be permitted pursuant to Section 6.12 hereof, and none of such assets is subject to any Lien other than Permitted Liens and (b) enjoys peaceful and undisturbed possession of all Real Properties that are necessary for the operation and conduct of its business.

         SECTION 3.14 INDEBTEDNESS.

         Except as otherwise permitted under Section 6.1, the Borrower and its Restricted Subsidiaries have no Indebtedness.

         SECTION 3.15 TAXES.

         Each of the Borrower and its Subsidiaries has filed, or caused to be filed, all tax returns (federal, state, local and foreign) required to be filed other than returns for which failure to file would not have a Material Adverse Effect and paid (a) all amounts of taxes shown thereon to be due (including interest and penalties) and (b) all other taxes, fees, assessments and other governmental charges (including mortgage recording taxes, documentary stamp taxes and intangibles taxes) owing by it, except for such taxes (i) which are not yet delinquent or (ii) that are being contested in good faith and by proper proceedings, and against which adequate reserves are being maintained in accordance with GAAP or (iii) for which nonpayment would not have a Material Adverse Effect. Neither the Borrower nor any of its Subsidiaries is aware as of the Closing Date of any proposed tax assessments against it or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect.

         SECTION 3.16 INTELLECTUAL PROPERTY.

         Each of the Borrower and its Restricted Subsidiaries owns, or has the legal right to use, all trademarks, tradenames, patents, copyrights, technology, know-how and processes





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

(collectively, the "Intellectual Property") necessary for each of them to conduct its business as currently conducted. Set forth on Schedule 3.16 is a list of all Intellectual Property owned by the Borrower and its Restricted Subsidiaries or that the Borrower and its Restricted Subsidiaries has the right to use. Except as provided on Schedule 3.16, no claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does the Borrower or any of its Restricted Subsidiaries know of any such claim, and, to the knowledge of the Borrower or any of its Restricted Subsidiaries, the use of such Intellectual Property by the Borrower or any of its Restricted Subsidiaries does not infringe on the rights of any Person, except for such claims and infringements that in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Schedule 3.16 shall be updated (by additions and deletions of such claims) by the Borrower quarterly with the delivery of the financial information required pursuant to Section 5.1(b) by giving written notice thereof to the Administrative Agent.

         SECTION 3.17 SOLVENCY.

         The fair saleable value of all Credit Parties' assets, measured on a going concern basis, exceeds all probable liabilities, including those to be incurred pursuant to this Credit Agreement. The Credit Parties on a consolidated basis, will not (a) have unreasonably small capital in relation to the business in which they are engaged or (b) have incurred, or believe that they will have incurred after giving effect to the transactions contemplated by this Credit Agreement, Indebtedness beyond their ability to pay such Indebtedness as it becomes due.

         SECTION 3.18 INVESTMENTS.

         All Investments of each of the Borrower and its Restricted Subsidiaries are Permitted Investments.

         SECTION 3.19 LOCATION OF COLLATERAL.

         Set forth on Schedule 3.19(a) is a list of the owned real property of the Borrower and its Restricted Subsidiaries with street address, county and state where located. Set forth on Schedule 3.19(b) is a list of all locations where any material tangible personal property of the Borrower and its Restricted Subsidiaries is located, including county and state where located.
Set forth on Schedule 3.19(c) is the chief executive office and principal place of business of each of the Borrower and its Restricted Subsidiaries. Schedule 3.19(a), 3.19(b) and 3.19(c) shall be updated by the Borrower, quarterly with the delivery of the financial information required pursuant to Section 5.1(b) by giving written notice thereof to the Administrative Agent.

         SECTION 3.20 NO BURDENSOME RESTRICTIONS.

         None of the Borrower or any of its Restricted Subsidiaries is a party to any agreement or instrument or subject to any other obligation or any charter or corporate restriction or any provision of any applicable law, rule or regulation which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.




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

         SECTION 3.21 BROKERS' FEES.

         None of the Borrower or any of its Subsidiaries has any obligation to any Person in respect of any finder's, broker's, investment banking or other similar fee in connection with the Extensions of Credit contemplated under the Credit Documents other than the closing and other fees payable pursuant to this Credit Agreement and the Fee Letter.

         SECTION 3.22 LABOR MATTERS.

         None of the Borrower or any of its Restricted Subsidiaries (i) is currently suffering any strikes, walkouts, work stoppages or other material labor difficulty, other than as set forth in Schedule 3.22 hereto or (ii) has knowledge of any potential or pending strike, walkout or work stoppage, other than as set forth in Schedule 3.22 hereto.

         SECTION 3.23 SECURITY DOCUMENTS.

         The Security Documents create valid security interests in, and Liens on, the Collateral purported to be covered thereby, which security interests and Liens are currently (or will be, upon the filing of appropriate financing statements and the recordation of the applicable Mortgage Instruments in each case in favor of First Union, as Administrative Agent for the Lenders) perfected security interests and Liens, prior to all other Liens other than Permitted Liens to the extent required by the Security Documents.

         SECTION 3.24 CONSUMMATION OF ACQUISITION.

         The Acquisition and related transactions have been consummated substantially in accordance with the terms of the Acquisition Documents. As of the Closing Date and as of the Funding Date, the Acquisition Documents have not been altered, amended or otherwise modified or supplemented or any condition thereof waived in any material respect without the prior written consent of the Administrative Agent. Each of the representations and warranties made in the Acquisition Documents by each of the Credit Parties (other than the Acquired Company and its Subsidiaries) is true and correct except for any representation or warranty therein the failure of which to be true and correct does not have or could not reasonably be expected to have a Material Adverse Effect.

         SECTION 3.25 MATERIAL CONTRACTS.

         Schedule 3.25 sets forth a true and correct and complete list of all Material Contracts currently in effect. All of the Material Contracts are in full force and effect and no material defaults currently exist thereunder.
Schedule 3.25 shall be updated by the Borrower quarterly with the delivery of the financial information required pursuant to Section 5.1(b) by giving written notice thereof to the Administrative Agent.




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

         SECTION 3.26 ACCURACY AND COMPLETENESS OF INFORMATION.

         All factual information heretofore, contemporaneously or hereafter furnished by or on behalf of the Borrower or any of its Subsidiaries to the Administrative Agent or any Lender for purposes of or in connection with this Agreement or any other Credit Document, or any transaction contemplated hereby or thereby, is or will be true and accurate in all material respects and not incomplete by omitting to state any material fact necessary to make such information not misleading. There is no fact now known to the Borrower or any of its Subsidiaries which has, or could reasonably be expected to have, a Material Adverse Effect which fact has not been set forth herein, in the financial statements of the Borrower and its Subsidiaries furnished to the Administrative Agent and/or the Lenders, or in any certificate, opinion or other written statement made or furnished by the Borrower to the Administrative Agent and/or the Lenders.

         SECTION 3.27 INTEREST RATE PROTECTION.

         The Borrower has, as of the Funding Date, Hedging Agreements in place protecting against fluctuations in interest rates which provide for coverage of not less than $500,000,000 for a period of not less than two (2) years.


                                   ARTICLE IV

                              CONDITIONS PRECEDENT

         SECTION 4.1 CONDITIONS TO CLOSING DATE.

         This Agreement shall become effective upon the satisfaction of the following conditions precedent:

                  (a) Execution of Agreement. The Administrative Agent shall have received (i) counterparts of this Agreement, executed by a duly authorized officer of each party hereto and (ii) for the account of each Lender, a Revolving-1 Note, a Tranche A-1 Term Note and a Tranche B-1 Term Note and for the account of the Swingline Lender, a Swingline Note.

                  (b) Authority Documents. The Administrative Agent shall have received a secretary's certificate substantially in the form of
         Schedule 4.1(b) with respect to the following:

                           (i) Charter Documents. Copies of the certificate of
                  incorporation of the Borrower certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state of its incorporation.

                           (ii) Resolutions. Copies of resolutions of the board
                  of directors of the Borrower approving and adopting the Credit Documents, the transactions contemplated therein and authorizing execution and delivery thereof, certified by an officer of Borrower as of the Closing Date to be true and correct and in force and effect as of such date.



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

                           (iii) Bylaws. A copy of the bylaws of the Borrower
                  certified by an officer of the Borrower as of the Closing Date to be true and correct and in force and effect as of such date.

                           (iv) Good Standing. Copies of (i) certificates of
                  good standing, existence or its equivalent with respect to the Borrower certified as of a recent date by the appropriate Governmental Authorities of the state of incorporation and each other state in which the failure to so qualify and be in good standing could reasonably be expected to have a Material Adverse Effect on the business or operations of the Borrower and its Subsidiaries, taken as a whole, and (ii) if available, a certificate indicating payment of all corporate franchise taxes certified as of a recent date by the appropriate governmental taxing authorities.

                           (v) Incumbency. An incumbency certificate of the
                  Borrower certified by a secretary or assistant secretary to be true and correct as of the Closing Date.

                  (c) Legal Opinions of Counsel. The Administrative Agent shall have received an opinion of legal counsel for the Borrower, dated the Closing Date and addressed to the Administrative Agent and the Lenders, in form and substance reasonably acceptable to the Administrative Agent.

                  (d) Disclosure Schedules. The Lenders shall have received and approved to their reasonable satisfaction copies of each of the disclosure schedules to this Agreement showing projected information to be included in the final versions of such schedules to be provided on the Funding Date. Such schedules shall have been prepared by the Borrower in good faith and based upon reasonable assumptions.

         SECTION 4.2 CONDITIONS TO INITIAL EXTENSIONS OF CREDIT.

         The obligation of each Lender to make the initial Extensions of Credit on the Funding Date is subject to the satisfaction of the following conditions precedent on or before December 31, 2001:

                  (a) Execution of Agreements. The Administrative Agent shall have received counterparts of (i) the Security Agreement and Pledge Agreement and all other Security Documents executed by a duly authorized officer of the Borrower and (ii) a Joinder Agreement to this Agreement, the Pledge Agreement, the Security Agreement and all other Security Documents, in each case conforming to the requirements of this Agreement and executed by a duly authorized officer of each of the other Credit Parties party thereto.

                  (b) Authority Documents. The Administrative Agent shall have received a secretary's certificate substantially in the form of
         Schedule 4.1(b) with respect to the following:




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

                           (i) Charter Documents. Copies of the articles of
                  incorporation or other charter documents, as applicable, of the Credit Parties Joining on the Funding Date, including the Acquired Company and its Subsidiaries and each corporate general partner of such Person, as applicable, certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state of its incorporation.

                           (ii) Partnership Agreements; Disclosure Information.
                  With respect to each such Person that is a partnership or limited partnership, a copy of the partnership agreement of such Person, together with all amendments thereto, schedules and any disclosure information, in each case certified) by a general partner of such Person as of the Closing Date to be true and correct and in force and effect as of such date.

                           (iii) Resolutions. Copies of resolutions or
                  certificate of authorization of the board of directors or general partner of each of the Credit Parties joining on the Funding Date, including the Acquired Company and its Subsidiaries approving and adopting the Credit Documents, the transactions contemplated therein and authorizing execution and delivery thereof, certified by an officer or general partner of such Person, as applicable, as of the Closing Date to be true and correct and in force and effect as of such date.

                           (iv) Bylaws. A copy of the bylaws of each of the
                  Acquired Company and its Subsidiaries and each corporate general partner of such Person, as applicable, certified by an officer of such Person or corporate general partner, as applicable, as of the Closing Date to be true and correct and in force and effect as of such date.

                           (v) Good Standing. Copies of (i) certificates of good
                  standing, existence or its equivalent with respect to each of the Credit Parties joining on the Funding Date, including the Acquired Company and its Subsidiaries certified as of a recent date by the appropriate Governmental Authorities of the state of incorporation or organization and each other state in which the failure to so qualify and be in good standing could reasonably be expected to have a Material Adverse Effect on the business or operations of the Borrower and its Subsidiaries, taken as a whole, except for those Subsidiaries required to be so qualified and in good standing pursuant to the terms of Section 5.15 following their :reorganization or restructure on or about the Funding Date, and (ii) if available, a certificate indicating payment of all corporate franchise taxes certified as of a recent date by the appropriate governmental taxing authorities.

                           (vi) Incumbency. An incumbency certificate of each of
                  the Credit Parties joining on the Funding Date, including the Acquired Company and its Subsidiaries and each corporate general partner of such Person, as applicable, certified by a secretary or assistant secretary to be true and correct as of the Funding Date.




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

                  (c) Legal Opinions of Counsel.

                           (i) The Administrative Agent shall have received an
                  opinion of legal counsel for the Borrower and its Subsidiaries (including the Acquired Company and its Subsidiaries), dated the Funding Date and addressed to the Administrative Agent and the Lenders, in form and substance reasonably acceptable to the Administrative Agent; and

                           (ii) The Administrative Agent shall have received an
                  opinion of Moore & Van Allen, PLLC, dated the Funding Date and addressed to the Administrative Agent and the Lenders, in form and substance reasonably acceptable to the Administrative Agent.

                  (d) Litigation. There shall not exist any pending litigation or investigation or unresolved regulatory matters affecting or relating to the Borrower or any of its Subsidiaries, this Agreement and the other Credit Documents or the Acquisition that in the reasonable judgment of the Agents could be expected to have a Material Adverse Effect, that has not been settled, dismissed, vacated, discharged or terminated prior to the Closing Date.

                  (e) Personal Property Collateral. The Administrative Agent shall have received, in form and substance satisfactory to the Agents:

                           (i) searches of Uniform Commercial Code filings in
                  the jurisdiction of the chief executive office and state of organization of each Credit Party and each jurisdiction where any Collateral is located or where a filing would need to be made in order to perfect the Administrative Agent's security interest in the Collateral, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens;

                           (ii) duly executed UCC financing statements for each
                  appropriate jurisdiction as is necessary to perfect the Administrative Agent's security interest in the Collateral;

                           (iii) duly executed consents as are necessary to
                  perfect the Lenders' security interest in the Collateral; and

                           (iv) in the case of any personal property Collateral
                  located at premises leased by a Credit Party, such estoppel letters, consents and waivers from the landlords on such real property as may be required by the Administrative Agent.

                  (f) Real Property Collateral. The Administrative Agent shall have received, in form and substance satisfactory to the Agents:




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                           (i) fully executed and notarized mortgages, deeds of
                  trust or deeds to secure debt (each, as the same may be amended, modified, restated or supplemented from time to time, a "Mortgage Instrument" and collectively the "Mortgage Instruments") encumbering the fee interest in the properties listed in Schedule 3.19(a) as properties owned by the Credit Parties and designated as a material property, other than real properties owned by the Acquired Company or its Subsidiaries (each a "Mortgaged Property" and collectively the "Mortgaged Properties") and a legal opinion with respect to the enforceability of the Mortgage Instruments in form and substance reasonably satisfactory to the Administrative Agent;

                           (ii) a title report obtained by the Credit Parties in
                  respect of each of the Mortgaged Properties attached as
                  Schedule 4.2(fl(ii) (each a "Significant Mortgaged Property");

                           (iii) with respect to each Significant Mortgaged
                  Property, an ALTA or substantially equivalent mortgagee title insurance policy issued by a title company acceptable to the Administrative Agent (the "Mortgage Policies"), in amounts acceptable to the Administrative Agent with respect to any particular Significant Mortgaged Property, assuring the Administrative Agent that each of the Mortgage Instruments creates a valid and enforceable first priority mortgage lien on the applicable Significant Mortgaged Property, free and clear of all defects and encumbrances except Permitted Liens, which Mortgage Policies shall be in form and substance reasonably satisfactory to the Administrative Agent and shall provide for affirmative insurance and such reinsurance as the Administrative Agent may reasonably request, all of the foregoing in form and substance reasonably satisfactory to the Administrative Agent;

                           (iv) evidence as to (A) whether any Mortgaged
                  Property is in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards (a "Flood Hazard Property") and (B) if any Mortgaged Property is a Flood Hazard Property, (1) whether the community in which such Mortgaged Property is located is participating in the National Flood Insurance Program, (2) the applicable Credit Party's written acknowledgment of receipt of written notification from the Administrative Agent (a) as to the fact that such Mortgaged Property is a Flood Hazard Property and
                  (b) as to whether the community in which each such Flood Hazard Property is located is participating in the National Flood Insurance Program and (3) copies of insurance policies or certificates of insurance of the Borrower and its Subsidiaries evidencing flood insurance reasonably satisfactory to the Administrative Agent and naming the Administrative Agent as sole loss payee on behalf of the Lenders; and

                           (v) existing maps or plats of an as-built survey of
                  the sites of the Significant Mortgaged Properties certified to the Administrative Agent and the Title Insurance Company in a manner reasonably satisfactory to them, dated a date satisfactory to each of the Administrative Agent and the Title Insurance





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

                  Company by an independent professional licensed land surveyor reasonably satisfactory to each of the Administrative Agent and the Title Insurance Company, which maps or plats and the surveys on which they are based shall be (A) sufficient to delete any standard printed survey exception contained in the applicable title policy and be made in accordance with the Minimum Standard Detail Requirements for Land Title Surveys jointly established and adopted by the American Land Title Association and the American Congress on Surveying and Mapping in 1992 or (B) otherwise satisfactory to the Administrative Agent.

                  (g) Liability, Casualty and Business Interruption Insurance. The Administrative Agent shall have received copies of insurance policies or certificates of insurance evidencing liability and casualty insurance meeting the requirements set forth herein or in the Security Documents and business interruption insurance satisfactory to the Agents. The Administrative Agent shall be named (to the extent permitted) as loss payee and/or additional insured on all such insurance policies for the benefit of the Lenders.

                  (h) Fees. The Administrative Agent, the Syndication Agent and the Lenders shall have received all fees, if any, owing pursuant to the Fee Letter and Section 2.6.

                  (i) Reliance. The Administrative Agent shall have received a copy of each opinion, report, agreement, and other document required to be delivered pursuant to the Acquisition Documents in connection with the Acquisition and related transactions, and to the extent available with a letter from each Person delivering any such opinion authorizing reliance thereon by the Agents and the Lenders, all in form and substance reasonably satisfactory to the Agents.

                  (j) Solvency Evidence. The Administrative Agent shall have received an officer's certificate for the Credit Parties prepared by the chief financial officer or treasurer of the Borrower as to the financial condition, solvency and related matters of the Credit Parties taken as a whole, after giving effect to the initial borrowings under the Credit Documents, in substantially the form of Schedule 4.2(j) hereto.

                  (k) Account Designation Letter. The Administrative Agent shall have received the executed Account Designation Letter in the form of
         Schedule 1.1(a) hereto.

                  (l) Corporate Structure. The corporate capital and ownership structure of the Borrower and its Subsidiaries (after giving effect to the Acquisition) shall be as described in Schedule 3.12. The Agents shall be satisfied that the management structure, legal structure, voting control, liquidity and capitalization of the Borrower as of the Funding Date shall not have materially and adversely changed from the information relating thereto previously provided to the Lenders.

                  (m) Consummation of Acquisition. The Administrative Agent shall have received evidence that the transactions contemplated by the Merger Agreement have been consummated in accordance with the terms thereof which shall be reasonably acceptable to the Agents (including without limitation the amount and form of consideration to be paid to shareholders of the Acquired Company), that the representations and warranties in the Merger Agreement shall be accurate as of the Funding Date and the conditions contained therein shall have been satisfied as of such date, that the Senior Notes shall remain outstanding and that the Acquired Company shall remain in full compliance with the terms thereof and the Administrative Agent shall have received a final copy of the Merger Agreement, all material documents executed in connection therewith and all amendments or supplements thereto, certified by a Responsible Officer of the Borrower to be true and correct and in full force and effect.

                  (n) Government Consent. The Administrative Agent shall have received evidence that all governmental, shareholder and material third party consents and approvals (including, without limitation, consents and approvals of the Board of Directors of the Acquired Company) necessary in connection with the transactions contemplated by the Merger Agreement and the financings and other transactions contemplated hereby have been obtained and all applicable waiting periods have expired without any action being taken by any authority that could restrain, prevent or impose any material adverse conditions on such transactions or that could seek or threaten any of the foregoing.

                  (o) Compliance with Laws. The financings and other transactions contemplated hereby shall be in compliance with all applicable laws and regulations (including Environmental Laws and all applicable securities and banking laws, rules and regulations).

                  (p) Bankruptcy. There shall be no bankruptcy or insolvency proceedings with respect to the Borrower or any of its Restricted Subsidiaries.

                  (q) Financial Statements. The Administrative Agent shall have received copies of the financial statements referred to in Section 3.1 hereof. The Agents and the Lenders shall have received audited financial statements for the Borrower and the Acquired Company for the most recently ended fiscal year ending more than 90 days prior to the Funding Date.

                  (r) Sources and Uses of Funds. The Administrative Agent shall have received a memorandum detailing the sources and uses of the funds to be used to consummate the Acquisition, the other transactions contemplated by this Agreement and the other Credit Documents and related expenses, in form and substance reasonably satisfactory to the Agents.

                  (s) Pro Forma Opening Statements and Updated Projections: The Agents and the Lenders shall have received pro forma opening financial statements ("Pro Forma Opening Statements") giving effect to the Acquisition and projections ("Updated Projections") updating the projection previously provided to the Lenders, together with such information as the Agents and the Lenders may reasonably request to confirm the tax, legal, and business assumptions made in such Pro Forma Opening Statements and Updated Projections. The Pro Forma Opening Statements and




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

         Updated Projections must demonstrate, in the reasonable judgment of the Agents, together with all other information then available to the Agents and the Lenders, the ability of the Borrower and its Subsidiaries, taken as a whole, to repay their debts and satisfy their respective other obligations as and when due and to comply with the financial covenants set forth in Section 5.9 hereof.

                  (t) Fairness Opinion. Receipt by the Agents of a copy of any fairness opinion from the Acquired Company's investment banker addressed to the Acquired Company's board of directors, relating to the terms of the Acquisition.

                  (u) Environmental Reports: The Administrative Agent shall have received a copy of each existing environmental review report detailing any environmental hazards or liabilities relating to the Mortgaged Properties, and, if requested by the Agents, a reliance letter satisfactory in form and substance to the Agents, from the environmental review firm that prepared such report.

                  (v) Approval of Asset Disposition. The Agents shall have reviewed and approved (such approval not to be unreasonably withheld) any asset sale, disposition or other divestiture required by or in connection with any governmental or regulatory approval required in connection with the consummation of the Acquisition.

                  (w) Leverage Ratio. The Borrower shall have demonstrated to the Agents that the ratio of Funded Debt to pro forma adjusted consolidated EBITDA for the Borrower and its Subsidiaries (to be determined by the Agents), after giving effect to the Acquisition, for the twelve consecutive calendar month period ending with the last calendar month immediately preceding the Funding Date, shall be no greater than 4.25 to 1.0.

                  (x) Existing Indebtedness. All existing Indebtedness for borrowed money of the Borrower and its Restricted Subsidiaries (other than the Indebtedness listed on Schedule 6.1(b) and the Senior Notes which shall remain outstanding and with respect to which the Acquired Company shall remain in full compliance with the terms thereof) shall have been repaid in full with the proceeds of the initial Loans hereunder and terminated, and Indebtedness under that certain $300,000,000 Credit Agreement dated as of January 4, 2000 among the Borrower, First Union, as administrative agent, Bank One, NA, as syndication agent, and the lenders party thereto shall have been repaid in full and such credit agreement shall have been terminated and any Liens granted thereunder or pursuant thereto shall have been released or arrangements satisfactory to the Agents shall have been made with respect thereto.

                  (y) Material Adverse Change. There shall not have been any occurrence or happening resulting in a Material Adverse Effect since
         (i) May 30, 2000 or (ii) the pro forma financial statements received by the Agents on March 22, 2001.




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

                  (z) Officer's Certificates. The Administrative Agent shall have received a certificate or certificates executed by the chief financial officer or treasurer of the Borrower on behalf of the Credit Parties as of the Funding Date stating that (A) the Credit Parties and each of their Subsidiaries are in compliance with all existing material financial obligations, (B) all governmental, shareholder and third party consents and approvals, if any, with respect to the Credit Documents and the transactions contemplated thereby have been obtained,
         (C) no action, suit, investigation or proceeding; is pending or threatened in any court or before any arbitrator or governmental instrumentality that purports to affect a Credit Party, any of the Credit Parties' Subsidiaries or any transaction contemplated by the Credit Documents, if such action, suit, investigation or proceeding would have or be reasonably expected to have a Material Adverse Effect, and (D) immediately after giving effect to this Credit Agreement, the other Credit Documents and all the transactions contemplated therein to occur on such date, (1) no Default or Event of Default exists, (2) all representations and warranties contained herein and in the other Credit Documents are true and correct in all material respects, and (3) the Credit Parties are in compliance with each of the financial covenants set forth in Section 5.9 on a pro forma basis.

                  (aa) Disclosure Schedules. The Lenders shall have received final completed copies of each of the disclosure schedules to this Agreement and the Agents shall have approved the information contained therein to their reasonable satisfaction to the extent that such information varies materially and adversely from the disclosure schedules delivered on the Closing Date.

                  (bb) Additional Matters. All other documents and legal matters in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

         SECTION 4.3 CONDITIONS TO ALL EXTENSIONS OF CREDIT.

         The obligation of each Lender to make any Extension of Credit hereunder is subject to the satisfaction of the following conditions precedent on the date of making such Extension of Credit:

                  (a) Representations and Warranties. The representations and warranties made by the Credit Parties herein, in the Security Documents or which are contained in any certificate furnished at any time under or in connection herewith shall be true and correct in all material respects on and as of the date of such Extension of Credit as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

                  (b) No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Extension of Credit to be made on such date unless such Default or Event of Default shall have been waived in accordance with this Agreement.

                  (c) Compliance with Commitments. Immediately after giving effect to the making of any such Extension of Credit (and the application of the proceeds thereof), (i) the sum of the aggregate principal amount of outstanding Dollar Revolving-1 Loans plus Swingline Loans plus Dollar LOC Obligations shall not exceed the Dollar Revolving-1 Committed Amount, (ii) the sum of the aggregate principal Dollar Amount of outstanding Multi-currency Revolving-1 Loans plus the Dollar Amount of Multi-currency LOC Obligations shall not exceed the Multi-currency Revolving-1 Committed Amount, (iii) the Dollar Amount of the LOC Obligations shall not exceed the LOC Committed Amount and (iv) the Swingline Loans shall not exceed the Swingline Committed Amount.

                  (d) Additional Conditions to Revolving-1 Loans. If such Loan is made pursuant to Section 2.1, all conditions set forth in such Section shall have been satisfied.

                  (e) Additional Conditions to Swingline Loan. If such Loan is made pursuant to Section 2.2, all conditions set forth in such Section shall have been satisfied.

                  (f) Additional Conditions to Letters of Credit. If such Extension of Credit is made pursuant to Section 2.3, all conditions set forth in such Section shall have been satisfied.

         Each request for an Extension of Credit and each acceptance by the Borrower of any such Extension of Credit shall be deemed to constitute a representation and warranty by the Borrower as of the date of such Extension of Credit that the applicable conditions in paragraphs (a) through (f) of this Section have been satisfied.

                                    ARTICLE V
                              AFFIRMATIVE COVENANTS

         The Borrower hereby covenants and agrees that on the Closing Date or Funding Date (where so indicated), and thereafter for so long as this Agreement is in effect and until the Commitments have terminated, no Note remains outstanding and unpaid and the Credit Party Obligations, together with interest, Commitment Fees and all other amounts owing to the Administrative Agent or any Lender hereunder, are paid in full, the Borrower shall, and shall cause each of its Subsidiaries to:

         SECTION 5.1 FINANCIAL STATEMENTS.

         Furnish to the Administrative Agent and each of the Lenders:

                  (a) Annual Financial Statements. As soon as available and in any event within 90 days after the end of each fiscal year of the
         Borrower:

                           (i) (A) consolidated statements of income,
                  stockholders' equity and cash flows of the Borrower and its Subsidiaries for such fiscal year and (B) the related consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year, setting forth in each case after the first anniversary of the

                  Funding Date in comparative form the corresponding consolidated figures for the preceding fiscal year, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such consolidated financial statements fairly present the consolidated financial condition and results of operations of the Borrower and its Subsidiaries, as at the end of, and for, such fiscal year in accordance with GAAP, and a certificate of such accountants stating that, in making the examination necessary for their opinion, they obtained no knowledge, except as specifically stated, of any Default or Event of Default; and

                           (ii) (A) consolidated statements of income and cash
                  flows of the Borrower and its Restricted Subsidiaries and (B) the related consolidated balance sheet of the Borrower and its directly owned Subsidiaries combined in significant groups, in each case as at the end of such fiscal year,, setting forth in each case after the first anniversary of the Funding Date in comparative form the corresponding consolidated figures for the preceding fiscal year, accompanied by a certificate of a Responsible Officer of the Borrower, which certificate shall state that such consolidated financial statements fairly present the consolidated financial condition and results of operations of the Borrower and its Subsidiaries as combined or of the Borrower and its Restricted Subsidiaries, as the case may be, and such consolidated financial statements fairly present the respective financial condition and results of operations of the Borrower and each group of such Subsidiaries, in accordance with GAAP consistently applied, as at the end of and for such period (subject to normal year-end audit adjustments); and

                  (b) Quarterly Financial Statements. As soon as available and in any event within 45 days after the end of each of the first three quarterly fiscal periods of each fiscal year of the Borrower, (i) (A) consolidated statements of income and cash flows of the Borrower and its Subsidiaries, (B) consolidated statements of income and cash flows of the Borrower and its Restricted Subsidiaries, in each case for such period and for the period from the beginning of the respective fiscal year to the end of such period, and (C) consolidating statements of income of the Borrower and its directly owned Subsidiaries combined in significant groups for such period, and (ii) (A) the related consolidated and consolidating balance sheet of the Borrower and its Subsidiaries and (B) the related consolidated balance sheet of the Borrower and its Restricted Subsidiaries, in each case as at the end of such period, setting forth in each case after the first anniversary of the Funding Date (other than consolidating statements) in comparative form the corresponding consolidated figures for the corresponding periods in the preceding fiscal year, accompanied by a certificate of a Responsible Officer of the Borrower, which certificate shall state that such consolidated financial statements fairly present the consolidated financial condition and results of operations of the Borrower and its Subsidiaries or of the Borrower and its Restricted Subsidiaries, as the case may be, and such consolidating financial statements fairly present the respective unconsolidated financial condition and results of operations of the Borrower and each group of such Subsidiaries, in accordance with GAAP consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments);

all such financial statements to be accompanied by a description of, and an estimation of the effect on the financial statements on account of, a change, if any, in the application of accounting principles as provided in Section 1.3.

         SECTION 5.2 CERTIFICATES; OTHER INFORMATION.

         Furnish to the Administrative Agent and each of the Lenders:

                  (a) promptly upon their becoming available, to the extent not available by electronic means, copies of all registration statements and regular periodic reports, if any, that the Borrower shall have filed with the SEC or any national securities exchange;

                  (b) promptly upon mailing thereof to the shareholders of the Borrower generally, copies of all financial statements, reports and proxy statements so mailed;

                  (c) at the time it furnishes each set of financial statements pursuant to Sections 5.1(a) and 5.1(b) above, a certificate of a Responsible Officer of the Borrower (i) certifying that (A) each of the Credit Parties and its Subsidiaries during such period observed or performed in all material respects all of its covenants and other agreements, and satisfied in all material respects every condition, contained in this Agreement to be observed, performed or satisfied by it and (B) no Default or Event of Default has occurred and is continuing (or, if any Default or Event of Default has occurred and is continuing, describing the same in reasonable detail and describing the action that the Borrower has taken or proposes to take with respect thereto), (ii) setting forth in reasonable detail the computations necessary to determine whether the Credit Parties are in compliance with Section 5.9 hereof as of the end of the respective quarterly fiscal period or fiscal year and (iii) the information on Schedule 3.12, Schedule 3.16, Schedule 3.19 and Schedule 3.25 is updated to be true and correct as of such date;

                  (d) within thirty (30) days after the same are sent, to the extent not available by electronic or other readily accessible means, copies of all reports (other than those otherwise provided pursuant to Section 5.1 and those which are of a promotional nature) and other financial information which the Borrower sends to its stockholders, and within thirty days after the same are filed, copies of all financial statements and non-confidential reports which the Borrower may make to, or file with the Securities and Exchange Commission or any successor or analogous Governmental Authority;

                  (e) within ninety (90) days after the end of each fiscal year of the Borrower, a certificate containing information regarding the amount of all Asset Dispositions, Debt Issuances, and Equity Issuances that were made during such prior fiscal year and amounts received in connection with any Recovery Event during such prior fiscal year; and

                  (f) from time to time such other information regarding the financial condition, operations, business or prospects of the Borrower or any of its Subsidiaries (including, without limitation, any Plan or Multiemployer Plan and any reports or other information





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

         required to be filed under ERISA) as any Lender or the Administrative Agent may reasonably request.

         SECTION 5.3 PAYMENT OF OBLIGATIONS.

         Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, in accordance with industry practice (subject, where applicable, to specified grace periods) all of its material obligations of whatever nature and any additional costs that are imposed as a result of any failure to so pay, discharge or otherwise satisfy such obligations, except when the amount or validity of such obligations and costs is currently being contested in good faith by appropriate proceedings and reserves, if applicable, in conformity with GAAP with respect thereto have been provided on the books of the Borrower or its Restricted Subsidiaries, as the case may be.

         SECTION 5.4 CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE.

                  (a) Preserve and maintain its legal existence and all of its material rights, privileges, licenses and franchises (provided that nothing in this Section 5.4 shall prohibit any transaction expressly permitted under Section 6.4 hereof).

                  (b) Pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its assets prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained.

         SECTION 5.5 MAINTENANCE OF PROPERTY, INSURANCE.

                  (a) Keep all material property used or useful in its business in ;good working order and condition (ordinary wear and tear and obsolescence excepted).

                  (b) Maintain insurance with financially sound and reputable insurance companies, and with respect to Property and risks of a character usually maintained by corporations engaged in the same or similar business similarly situated, against loss, damage and liability of the kinds and in the amounts customarily maintained by such corporations; and furnish to the Administrative Agent, upon written request, full information as to the insurance carried; provided, however, that the Borrower and its Subsidiaries may maintain self insurance plans to the extent companies of similar size and in similar businesses do so. The Administrative Agent shall be named as loss payee or mortgagee, as its interest may appear, and/or additional insured with respect to any such insurance providing coverage in respect of any Collateral, and each provider of any such insurance shall agree, by endorsement upon the policy or policies issued by it or by independent instruments furnished to the Administrative Agent, that it will give the Administrative Agent thirty (30) days' prior written notice before any such policy or policies shall be altered or canceled, and that no act or default of the Borrower or any of its Subsidiaries or any other Person shall affect the rights of the Administrative Agent or





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


         the Lenders under such policy or policies. The present insurance coverage of the Borrower and its Subsidiaries is outlined as to carrier, policy number, expiration date, type and amount on Schedule 5.5(b).

                  (c) On or before the Funding Date, deliver, to the extent not previously delivered, to the Administrative Agent certificates of insurance satisfactory to the Administrative Agent evidencing the existence of all insurance required to be maintained by the Borrower and its Restricted Subsidiaries hereunder and setting forth the respective coverages, limits of liability, carrier, policy number and period of coverage. Thereafter, each year the Borrower will deliver to the Administrative Agent certificates of insurance evidencing that all insurance required to be maintained by the Borrower and its Restricted Subsidiaries hereunder will be in effect through the calendar year following the date of such certificates, subject only to the payment of premiums as they become due.

                  (d) In case of any material loss, damage to or destruction of the Property of any Credit Party or any part thereof, such Credit Party shall promptly give written notice thereof to the Administrative Agent generally describing the nature and extent of such damage or destruction.

         SECTION 5.6 INSPECTION OF PROPERTY; BOOKS AND RECORDS; DISCUSSIONS.

                  (a) Keep adequate records and books of account in which complete entries in accordance with GAAP consistently applied and all Requirements of Law shall be made of all dealings and transactions in relation to its businesses and activities.

                  (b) Upon reasonable prior notice, permit representatives of any Lender or the Administrative Agent, during normal business hours, to examine, copy and make extracts from its books and records, to inspect any of its Real Properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by such Lender or the Administrative Agent (as the case may be).

         SECTION 5.7 NOTICES.

         Give prompt notice in writing to the Administrative Agent (which shall promptly transmit such notice to each Lender) of:

                  (a) within five Business Days after any Credit Party knows or has reason to know thereof, the occurrence of any Default or Event of Default or a change in the Borrower's long-term public debt rating by either S&P or Moody's;

                  (b) any default or event of default under any Contractual Obligation of the Borrower or any of its Restricted Subsidiaries which could reasonably be expected to have a Material Adverse Effect;

                  (c) any legal or arbitral proceedings before any Governmental Authority and any material development in respect of such legal or other proceedings affecting the





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


         Borrower or any of its Restricted Subsidiaries, except proceedings that., if adversely determined, would not (either individually or in the aggregate) have a Material Adverse Effect;

                  (d) as soon as possible, and in any event within ten days after any Credit Party or any of its Restricted Subsidiaries knows or has reason to believe that any of the events or conditions specified below with respect to any Plan or Multiemployer Plan has occurred or exists, a statement signed by a Responsible Officer of the Borrower or such Credit Party setting forth details respecting such event or condition and the action, if any, that the Borrower, any Credit Party or any ERISA Affiliate proposes to take with respect thereto (and a copy of any report or notice required to be filed with or given to PBGC by the Borrower, any Credit Party or any ERISA Affiliate with respect to such event or condition):

                           (i) any Reportable Event with respect to a Plan, as
                  to which PBGC has not by regulation waived the requirement of
                  Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event (provided; that a failure to meet the minimum funding standard of Section 412 of the Code or
                  Section 302 of ERISA, including, without limitation, the failure to make on or before its due date a required installment under Section 412(m) of the Code or Section 302(e) of ERISA, shall be a reportable event regardless of the issuance of any waivers in accordance with Section 412(d) of the Code) and any request for a waiver under Section 412(d) of the Code for any Plan;

                           (ii) the distribution under Section 4041 of ERISA of
                  a notice of intent to terminate any Plan or any action taken by any Credit Party or any of its Subsidiaries or any ERISA Affiliate to terminate any Plan;

                           (iii) the institution by PBGC of proceedings under
                  Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by any Credit Party or any of its Subsidiaries or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by PBGC with respect to such Multiemployer Plan;

                           (iv) the complete or partial withdrawal from a
                  Multiemployer Plan by any Credit Party or any of its Subsidiaries or any ERISA Affiliate that results in liability under Section 4201 or 4204 of ERISA (including the obligation to satisfy secondary liability as a result of a purchaser default) or the receipt by any Credit Party or any of its Subsidiaries or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA;

                           (v) the institution of a proceeding by a fiduciary of
                  any Multiemployer Plan against any Credit Party or any of its Subsidiaries or any ERISA Affiliate to




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


                  enforce Section 515 of ERISA, which proceeding is not dismissed within 30 days; and

                           (vi) the adoption of an amendment to any Plan that,
                  pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA, would result in the loss of tax-exempt status of the trust of which such Plan is a part if any Credit Party or any of its Subsidiaries or any ERISA Affiliate fails to timely provide security to the Plan in accordance with the provisions of said Sections;

                  (e) any assertion of any Environmental Claim by any Person against, or with respect to the activities of, the Borrower or any of its Subsidiaries and notice of any alleged violation of or non-compliance with any Environmental Laws or any permits, licenses or authorizations, other than any Environmental Claim or alleged violation that, if adversely determined, would not (either individually or in the aggregate) have a Material Adverse Effect; and

                  (f) any other development or event which could reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer setting forth- details of the occurrence referred to therein and stating what action the Borrower proposes to take with respect thereto. In the case of any notice of a Default or Event of Default, the Borrower shall specify that such notice is a Default or Event of Default notice on the face thereof.

         SECTION 5.8 ENVIRONMENTAL LAWS.

         Without limiting the general terms set forth in Section 5.11:

                  (a) Comply in all material respects with, and ensure compliance in all material respects by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply in all material respects with and maintain, and ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;

                  (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws except to the extent that the same are being contested in good faith by appropriate proceedings and the pendency of such proceedings could not reasonably be expected to have a Material Adverse Effect; and




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


                  (c) Defend, indemnify and hold harmless the Administrative Agent and the Lenders, and their respective employees, agents, officers and directors, from and against any and all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Borrower any of its Subsidiaries or the Real Properties, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, reasonable attorney's and consultant's fees, investigation and laboratory fees, response costs, court costs and litigation expenses, except to the extent that any of the foregoing arise out of the gross negligence or willful misconduct of the party seeking indemnification therefor. The agreements in this paragraph shall survive repayment of the Notes and all other amounts payable hereunder.

         SECTION 5.9  FINANCIAL COVENANTS.

                  The Borrower shall, and shall cause each of its Restricted Subsidiaries to, comply with the following financial covenants:

                  (a) Leverage Ratio. The Leverage Ratio, as of the last day of each fiscal quarter of the Borrower and its Restricted Subsidiaries occurring during each of the periods set forth below, shall be less than or equal to the following:

         Period                                              Ratio
         ------                                              -----
         Fifth Amendment Effective Date through and       4.00 to 1.00
         including March 31, 2005
         April 1, 2005 and thereafter                     3.75 to 1.00

                  (b) Interest Coverage Ratio. The Interest Coverage Ratio, as of the last day of each fiscal quarter of the Borrower and its Restricted Subsidiaries, shall be greater than or equal to 3.00 to 1.0.

                  (c) Minimum Consolidated Net Worth. The Consolidated Net Worth shall at all times be equal to or greater than $1,750,000,000, increased on a cumulative basis as of the end of each fiscal quarter of the Borrower and its Restricted Subsidiaries, commencing with the fiscal quarter ending September 30, 2003, by an amount equal to 50% of the Consolidated Net Income (with no deduction for net losses) for the fiscal quarter then ended plus 50% of the amount by which the "total stockholders equity" of the Borrower is increased as a result of any public or private offering of ownership interests of the Borrower after the Fourth Amendment Effective Date (other than increases to the extent such increases result from Equity Issuances to, or capital contributions from, any Affiliate of the Borrower or Equity Issuances pursuant to an employee or director stock option or incentive plan or other employee benefit plan or from Equity Issuances in connection with the acquisition of assets or Capital Stock). Promptly upon consummation of each such public or private offering, the Borrower shall





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


         notify the Administrative Agent in writing of the amount of such increase in total stockholders equity.

         SECTION 5.10 OBLIGATIONS REGARDING SUBSIDIARIES; ADDITIONAL SUBSIDIARY GUARANTORS.

                  (a) Except as permitted by Section 6.4, the Borrower will, and will cause each of its Restricted Subsidiaries to take such action from time to time as shall be necessary to ensure that each of its Restricted Subsidiaries remains a Subsidiary at all times.

                  (b) The Credit Parties will cause each of their wholly-owned Domestic Subsidiaries that are Material Subsidiaries and Restricted Subsidiaries (other than Suiza Capital Trust II), whether newly formed, after acquired or otherwise existing, to promptly become a Guarantor hereunder by way of execution of a Joinder Agreement and take such other action as may be required pursuant to the terms of Section 5.13. The guaranty obligations of each Additional Credit Party shall be secured by all real and personal property assets of such Additional Credit Party pursuant to the requirements of Section 5.13; provided, that obligations of the Acquired Company and its Subsidiaries shall not be secured by any real property owned by the Acquired Company or any of its Subsidiaries nor by any equity ownership interests of any of the Acquired Company's Subsidiaries that own any real property.

         SECTION 5.11 COMPLIANCE WITH LAW.

         Each Credit Party will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations and orders, and all applicable restrictions imposed by all Governmental Authorities, applicable to it and its assets if noncompliance with any such law, rule, regulation, order or restriction could reasonably be expected to have a Material Adverse Effect.

         SECTION 5.12  PLEDGED ASSETS.

                  (a) Each Credit Party will cause (i) (A) 100% of the Capital Stock (or, if less, the full amount owned by such Credit Party) of each of the direct or indirect Domestic Subsidiaries which are Material Subsidiaries of such Person and which are Restricted Subsidiaries, but which are not Subsidiaries of the Acquired Company, and (B) 65% of the Capital Stock (or, if less, the full amount owned by such Credit Party) of each of the First Tier Foreign Subsidiaries which are Material Subsidiaries of such Person (but which are not Subsidiaries of the Acquired Company), unless otherwise agreed by the Administrative Agent, and (ii) all of such Credit Party's real and personal property Collateral to be subject at all times to a first priority, perfected Lien in, favor of the Administrative Agent pursuant to the terms and conditions of the Security Documents or such other security documents as the Administrative Agent shall reasonably request subject only to Permitted Liens; provided, however, that notwithstanding the foregoing, no Unrestricted Subsidiary shall be required to pledge the Capital Stock of its Subsidiaries and the Borrower shall not be required to pledge the Capital Stock of Suiza Capital Trust II, and the Acquired Company and its Subsidiaries shall not be required to grant Liens in any real property nor in any equity ownership interests of any of the Acquired Company's Subsidiaries that own any real property.

                  (b) Within 30 days after a Credit Party changes the location of its chief executive office, the Borrower shall notify the Administrative Agent of such change and shall execute and deliver, or cause to be executed and delivered, to the Administrative Agent such UCC financing statements and other documentation as the Administrative Agent may reasonably request.

         SECTION 5.13  ADDITIONAL CREDIT PARTIES.

         As soon as practicable and in any event within 30 days after any Person (whether newly formed, acquired or otherwise) becomes a Material Subsidiary that is a Restricted Subsidiary of any Credit Party the Borrower shall provide the Administrative Agent with written notice thereof setting forth information in reasonable detail describing all of the assets of such Person and shall (a) if such Person is a wholly-owned Domestic Subsidiary of a Credit Party, cause such Person to execute a Joinder Agreement in substantially the same form as Schedule
5.13 (subject to exceptions regarding real property and ownership interests as collateral as set forth. herein in the case of a Subsidiary of the Acquired Company), (b) cause 100% (if such Person is a Domestic Subsidiary of a Credit Party other than a Subsidiary of the Acquired Company) or, unless otherwise agreed by the Administrative Agent, 65% (if such Person is a First Tier Foreign Subsidiary of a Credit Party that is also a Material Subsidiary) of the Capital Stock of such Person owned by a Credit Party to be delivered to the Administrative Agent (together with undated stock powers signed in blank (unless, with respect to a First Tier Foreign Subsidiary, such stock powers are deemed unnecessary by the Administrative Agent in its reasonable discretion under the law of the jurisdiction of incorporation of such Person)) and pledged to the Administrative Agent pursuant to an appropriate pledge agreement(s) in substantially the form of the Pledge Agreement or joinder to the Pledge Agreement and otherwise in form acceptable to the Administrative Agent, (c) if such Person is a Restricted Subsidiary, cause such Person to grant a security interest in its material real property (excluding real property owned by a Subsidiary of the Acquired Company) and the personal property Collateral of such Person pursuant to appropriate mortgages and/or security agreements in substantially the form of the Security Agreement or a joinder to the Security Agreement, subject to no other Liens other than Permitted Liens [NOTE: PURSUANT TO THE TERMS OF THE FIFTH AMENDMENT, ONLY RESTRICTED SUBSIDIARIES WHICH ARE DOMESTIC SUBSIDIARIES WILL BE REQUIRED TO JOIN THE SECURITY AGREEMENT AND PLEDGE A SECURITY INTEREST IN THEIR ASSETS], and (d) deliver such other documentation as the Administrative Agent may reasonably request in connection with the foregoing, including, without limitation, appropriate UCC-1 financing statements, certified resolutions and other organizational and authorizing documents of such Person and favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above and the perfection of the Administrative Agent's liens thereunder).

         SECTION 5.14  AMENDMENTS, MODIFICATIONS.

         The Borrower will furnish to the Administrative Agent a copy of each modification, supplement or waiver of any provisions of any agreement, instrument or other document evidencing or relating to the charter or bylaws of the Borrower or any of its Restricted Subsidiaries promptly upon the effectiveness thereof (and the Administrative Agent will promptly furnish a copy thereof to each Lender).

         SECTION 5.15  FURTHER ASSURANCES.

         Upon the request of the Administrative Agent promptly perform or cause to be performed any and all acts and execute or cause to be executed any and all documents (including, without limitation, financing statements and continuation statements) for filing under the provisions of the Uniform Commercial Code or any other Requirement of Law which are necessary or advisable to maintain in favor of the Administrative Agent, for the benefit of the Lenders, Liens on the Collateral that are duly perfected in accordance with all applicable Requirements of Law.

         SECTION 5.16  GOOD STANDING; POST-CLOSING QUALIFICATION.

         Within 30 days after the Funding Date, the Credit Parties will cause each of their Subsidiaries that are restructured or reorganized on or about the Funding Date to be duly qualified to conduct business and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification except to the extent that the failure to so qualify or be in good standing could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

                                   ARTICLE VI
                               NEGATIVE COVENANTS

         The Borrower hereby covenants and agrees that on the Funding Date, and thereafter for so long as this Agreement is in effect and until the Commitments have terminated, no Note remains outstanding and unpaid and the Credit Party Obligations, together with interest, Commitment Fees and all other amounts owing to the Administrative Agent or any Lender hereunder, are paid in full, the Borrower shall, and shall cause each of its Subsidiaries, to act in accordance with the following:

         SECTION 6.1 INDEBTEDNESS.

         The Borrower will not, nor will it permit any Restricted Subsidiary to, contract, create, incur, assume or permit to exist any Indebtedness, except:

                  (a) Indebtedness arising or existing under this Agreement and the other Credit Documents;

                  (b) Indebtedness of the Borrower and its Restricted Subsidiaries existing as of the Funding Date (and not to be refinanced by the Loans as provided herein) as referenced in the financial statements referenced in Section 3.1 (and set out more specifically in Schedule 6.1(b)) hereto and renewals, refinancings or extensions thereof in a principal amount not in excess of that outstanding as of the date of such renewal, refinancing or extension.

                  (c) Indebtedness (including Capital Lease Obligations and obligations permitted under Section 6.12) incurred to finance the purchase of equipment, and other Capital Lease Obligations, not to exceed $50,000,000 in the aggregate outstanding at any time; provided that (i) such Indebtedness when incurred shall not exceed the purchase price or cost of construction of such asset and (ii) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing;

                  (d) intercompany Indebtedness of the Restricted Subsidiaries of the Borrower to the Borrower or to other Restricted Subsidiaries of the Borrower or of the Borrower to any of its Restricted Subsidiaries;

                  (e) obligations in connection with any Permitted Receivables Financing, to the extent such obligations constitute Indebtedness;

                  (f) additional unsecured Indebtedness and/or Subordinated Indebtedness on terms and conditions reasonably satisfactory to the Agents of the Borrower and its Restricted Subsidiaries up to but not exceeding $100,000,000 in the aggregate at any one time outstanding;

                  (g) Indebtedness of a Restricted Subsidiary (i) consisting of tax-advantaged industrial revenue bond, industrial development bond or other similar financings assumed (or taken subject to) in connection with (but not incurred in connection with or in anticipation of) a Permitted Acquisition and (ii) existing at the time such Person becomes a Restricted Subsidiary pursuant to a Permitted Acquisition provided that such Indebtedness was not incurred by such Person in connection with, or in anticipation or contemplation of, such Person becoming a Restricted Subsidiary;

                  (h) Indebtedness in respect of Hedging Agreements to the extent permitted hereunder;

                  (i) Indebtedness of the Acquired Company and its Subsidiaries under the Senior Notes in an aggregate principal amount not to exceed $700,000,000 (as such amount may be reduced from time to time);

                  (j) other Subordinated Indebtedness; and

                  (k) other secured Indebtedness of the Borrower and its Restricted Subsidiaries up to but not exceeding $30,000,000 in the aggregate at any one time outstanding.

         SECTION 6.2 LIENS.

         The Borrower will not, nor will it permit any Restricted Subsidiary to, contract, create, incur, assume or permit to exist any Lien with respect to any of its assets, whether now owned or hereafter acquired, except for Permitted Liens.

         SECTION 6.3 NATURE OF BUSINESS.

         Neither the Borrower nor any of its Restricted Subsidiaries will engage to any substantial extent in any line or lines of business activity other than operations involved in the manufacture, processing and distribution of food or packaging products or the lines of business conducted by the Borrower or any of its Restricted Subsidiaries as of the Closing Date or which are related thereto.

         SECTION 6.4 CONSOLIDATION, MERGER, SALE OR PURCHASE OF ASSETS, ETC.

         The Borrower will not, nor will it permit any Restricted Subsidiary to,

                  (a) enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution);

                  (b) acquire any business or assets from, or Capital Stock of, or be a party to any acquisition of, any Person except:

                           (i) for purchases of inventory and other assets to be
                  sold or used in the ordinary course of business;

                           (ii) Investments permitted under Section 6.5 hereof,
                  and

                           (iii) Permitted Acquisitions;

                  (c) convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, any part of its business or assets, whether now owned or hereafter acquired (including, without limitation, receivables and leasehold interests), but excluding:

                           (i) any Excluded Disposition or Specified Sale;

                           (ii) obsolete or worn-out Property, tools or
                  equipment no longer used or useful in its business (other than any Excluded Disposition) or real Property no longer used or useful in its business;

                           (iii) any sale, lease or transfer of assets from a
                  Credit Party to another Credit Party;

                           (iv) any sale of Transferred Assets by such Person to
                  a Receivables Financier in connection with a Permitted Receivables Financing;

                           (v) any sale to the extent permitted under Section
                  6.12;

                           (vi) transfers of Capital Stock and assets pursuant
                  to the DFA Agreement, and sales, transfers and other dispositions required or requested by any Governmental Authority in connection with any required consent to transactions contemplated by the Merger Agreement; and

                           (vii) transfers of other assets so long as the
                  aggregate amount thereof sold or otherwise disposed of in any single fiscal year by the Borrower and its Restricted Subsidiaries shall not have a book value in excess of ten percent of the book value of the total assets of the Borrower and its Restricted Subsidiaries owned on the later of the Funding Date or the first day of such fiscal year;

         provided, that in each case with respect to subsections (vii) above at least 85% of the consideration received therefor by the Borrower or any such Restricted Subsidiary is in the form of cash or Cash Equivalents or Capital Stock or assets acquired in connection with a Permitted Acquisition or Permitted Investment; and

                  (d) Notwithstanding the foregoing provisions of this Section 6.4, so long as no Default or Event of Default shall have occurred and be continuing, and after giving effect to any of the succeeding transactions, no Default or Event of Default would exist hereunder and so long as the Liens created under the Security Documents continue to be in effect:

                           (i) any Restricted Subsidiary of the Borrower may be
                  merged or consolidated with or into: (A) the Borrower if the Borrower shall be the continuing or surviving corporation or
                  (B) any other Subsidiary (so long as such surviving Subsidiary is either (x) a Credit Party or (y) an Additional Credit Party);

                           (ii) any Restricted Subsidiary of the Borrower may
                  sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Borrower or a Restricted Subsidiary of the Borrower; and

                           (iii) any Unrestricted Subsidiary may be sold,
                  liquidated, wound up or dissolved, or may sell, lease, transfer or otherwise dispose of any or all of its assets.

         SECTION 6.5 ADVANCES, INVESTMENTS AND LOANS.

         The Borrower will not, nor will it permit any Restricted Subsidiary to, lend money or extend credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any Person except for Permitted Investments.






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         SECTION 6.6 TRANSACTIONS WITH AFFILIATES.

         Except as expressly permitted by this Agreement, the Borrower will not, nor will it permit any of its Subsidiaries to, directly or indirectly: (a) make any investment in an Affiliate other than Permitted Investments; (b) transfer, sell, lease, assign or otherwise dispose of any assets to an Affiliate other than Permitted Investments; (c) merge into or consolidate with or purchase or acquire assets from an Affiliate other than Permitted Acquisitions; or (d) enter into any other transaction directly or indirectly with or for the benefit of an Affiliate (including, without limitation, guarantees and assumptions of obligations of an Affiliate); provided that (i) any Affiliate who is an individual may serve as a director, officer or employee of the Borrower or any of its Subsidiaries and receive reasonable compensation for his or her services in such capacity and (ii) the Borrower and its Subsidiaries may enter into transactions (other than extensions of credit by the Borrower or any of its Subsidiaries to an Affiliate that are not Permitted Investments) if the monetary or business consideration arising therefrom would be substantially as advantageous to the Borrower and its Restricted Subsidiaries as the monetary or business consideration that would be obtained in a comparable transaction with a Person not an Affiliate.

         SECTION 6.7 OWNERSHIP OF SUBSIDIARIES; RESTRICTIONS.

         The Borrower will not, nor will it permit any Restricted Subsidiary to, create, form or acquire any Subsidiaries, except for (a) wholly-owned Domestic Subsidiaries which, if Material Subsidiaries and not a Receivables Financing SPC, are joined as Additional Credit Parties in accordance with the terms hereof, (b) other Domestic Subsidiaries which are Restricted Subsidiaries, or
(c) Foreign Subsidiaries. The Borrower will not, nor will it permit its Restricted Subsidiaries to, sell, transfer, pledge or otherwise dispose of any Capital Stock or other equity interests in any of its Restricted Subsidiaries, nor will it permit any of its Restricted Subsidiaries to issue, sell, transfer, pledge or otherwise dispose of any of its Capital Stock or other equity interests, except in a transaction permitted by Section 6.4.

         SECTION 6.8 FISCAL YEAR; ORGANIZATIONAL DOCUMENTS; MATERIAL CONTRACTS.

         The Borrower will not, nor will it permit any of its Subsidiaries to, change its fiscal year except in the event that any such change could not reasonably be expected to have a Material Adverse Effect. The Borrower will not, nor will it permit any Subsidiary to, amend, modify or change its articles of incorporation (or corporate charter or other similar organizational document) or bylaws (or other similar document) or its jurisdiction of incorporation in any manner that could reasonably be expected to have a Material Adverse Effect without the prior written consent of the Required Lenders. The Borrower will not, nor will it permit any of its Subsidiaries to, without the prior written consent of the Administrative Agent, amend, modify, cancel or terminate or fail to renew or extend or permit the amendment, modification, cancellation or termination of any of the Material Contracts, except in the event that such amendments, modifications, cancellations or terminations could not reasonably be expected to have a Material Adverse Effect.




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         SECTION 6.9 LIMITATION ON ACTIONS.

                  (a) The Borrower will not, nor will it permit any Restricted Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Person to (i) pay dividends or make any other distributions to any Credit Party on its Capital Stock or with respect to any other interest or participation in, or measured by, its profits,
         (ii) pay any Indebtedness or other obligation owed to any Credit Party,
         (iii) make loans or advances to any Credit Party, (iv) sell, lease or transfer any of its properties or assets to any Credit Party, or (v) act as a Guarantor and pledge its assets pursuant to the Credit Documents or any renewals, refinancings, exchanges, refundings or extension thereof, except (in respect of any of the matters referred to in clauses (i)-(v) above) for such encumbrances or restrictions existing under or by reason of (A) this Agreement and the other Credit Documents, (B) applicable law, (C) any document or instrument governing Indebtedness incurred pursuant to Section 6.1(c), provided that any such restriction contained therein relates only to the asset or assets constructed or acquired in connection therewith, (D) customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary or assets pending such sale, provided such restrictions and conditions apply only to the Subsidiary or assets that are to be sold and such sale is permitted hereunder, (E) restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the assets securing such Indebtedness, (F) customary provisions in leases and other contracts restricting the assignment thereof, (G) restrictions contained in documents executed in connection with any Permitted Receivables Financing, (H) any Permitted Lien or any document or instrument governing any Permitted Lien, provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien, (I) restrictions or conditions existing as a result of the issuance of preferred stock by a Subsidiary pursuant to warrants outstanding as of the Funding Date for the acquisition thereof, (J) any document or instrument governing the Senior Notes as in effect on the Funding Date, and (K) any indenture agreement, instrument or other arrangement relating to the assets or business of any Subsidiary and existing prior to the consummation of the Permitted Acquisition in which such Subsidiary was acquired.

                  (b) The Borrower will not, nor will it permit any Restricted Subsidiary to, enter into, assume or become subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for such obligation if security is given for some other obligation except (i) pursuant to this Agreement and the other Credit Documents, (ii) pursuant to applicable law, (iii) pursuant to any document or instrument governing Indebtedness incurred pursuant to Section 6.1(c), provided that in the case of Section 6.1(c) any such restriction contained therein relates only to the asset or assets constructed or acquired in connection therewith, (iv) customary restrictions and conditions contained in agreements relating. to the sale of a Subsidiary or assets pending such sale, provided such restrictions and conditions apply only to the Subsidiary or assets that are to be sold and such sale is permitted hereunder, (v) restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the assets securing such Indebtedness, (vi) restrictions or conditions as the result of the issuance of





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         preferred stock by a Subsidiary pursuant to warrants outstanding as of the Funding Date for the acquisition thereof, (vii) customary provisions in leases and other contracts restricting the assignment thereof, (viii) pursuant to the documents executed in connection with any Permitted Receivables Financing (but only to the extent that the related prohibitions against other encumbrances pertain to the applicable Transferred Assets actually sold, contributed, financed or otherwise conveyed or pledged pursuant to such Permitted Receivables Financing), (ix) restrictions in any document or instrument governing any Permitted Lien, provided that any such restriction contained therein relates only to the asset or assets subject to such Permitted Lien, (x) restrictions or conditions contained in any document or instrument governing the Senior Notes as in effect on the Funding Date, and (xi) any indenture agreement, instrument or other arrangement relating to the assets or business of any Subsidiary and existing prior to the consummation of the Permitted Acquisition in which such Subsidiary was acquired.

         SECTION 6.10 RESTRICTED PAYMENTS.

                  The Borrower will not, nor will it permit any Restricted Subsidiary to, directly or indirectly, declare, order, make or set apart any sum for or pay any Restricted Payment, except (a) to make dividends payable solely in the same class of Capital Stock of such Person, (b) to make dividends or other distributions payable to any Credit Party (directly or indirectly through Subsidiaries), (c) to make dividends or repurchases on or before the Funding Date in order to consummate the transactions contemplated by the Credit Documents, Merger Documents and DFA Agreement, (d) to make dividends to or repurchases from the Borrower or the holders of ownership interests of such Subsidiary the proceeds of which shall be used to pay taxes that are then due and payable, (e) in the case of a Receivables Financing SPC, to make Restricted Payments to its owners to the extent of net income or other assets available therefor under applicable law, and (f) to make other Restricted Payments; provided, however (i) for so long as the Leverage Ratio of the Borrower as of the end of the most recently ended fiscal quarter for which financial statements have been delivered in accordance with Section 5.1(b) is greater than or equal to 3.75 to 1.0, such Restricted Payments shall not exceed $50,000,000 during any fiscal year, and (ii) after giving effect to such Restricted Payments on a Pro Forma Basis, no Default or Event of Default shall have occurred and/or be continuing or be directly or indirectly caused as a result thereof. For the purpose of clarification, it is hereby understood and agreed that to the extent any Restricted Payments are made by the Borrower or any Restricted Subsidiary in a fiscal year prior to the time upon which subclause (f)(i)(A) above applies (i.e., at the time that the Leverage Ratio of the Borrower as of the end of the most recently ended fiscal quarter is less than 3.75 to 1.0), the amount of such Restricted Payments made prior to such time shall not be counted in the limitation set forth in subclause (f)(i)(A) above.

         SECTION 6.11 PAYMENTS OF SUBORDINATED DEBT, ETC.

         The Borrower will not, nor will it permit any Restricted Subsidiary to, after the issuance thereof, amend or modify (or permit the amendment or modification of) any of the terms of any Subordinated Indebtedness in a manner adverse to the interests of the Lenders (including





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specifically shortening the final maturity or average life to maturity or requiring any payment to be made sooner than originally scheduled or increase the interest rate or fees applicable thereto or change any subordination provision thereof). The Borrower will not, nor will it permit any Restricted Subsidiary to make any optional or voluntary prepayment of Subordinated Indebtedness until the Credit Party Obligations shall have been paid in full and the Commitments relating thereto shall have been terminated.

         SECTION 6.12 SALE LEASEBACKS.

         The Borrower will not, nor will it permit any Restricted Subsidiary to, directly or indirectly, become or remain liable as lessee or as guarantor or other surety with respect to any lease, whether an operating lease or a Capital Lease, of any property (whether real, personal or mixed), whether now owned or hereafter acquired in excess of $50,000,000 in the aggregate on an annual basis,
(a) which the Borrower or any Subsidiary has sold or transferred or is to sell or transfer to a Person which is not the Borrower or any Subsidiary or (b) which the Borrower or any Subsidiary intends to use for substantially the same purpose as any other property which has been sold or is to be sold or transferred by the Borrower or any Subsidiary to another Person which is not the Borrower or any Subsidiary in connection with such lease.

         SECTION 6.13 USE OF PROCEEDS.

         The Borrower will not use the proceeds of the Loans and Letters of Credit in a manner inconsistent with the uses permitted under Section 3.11 hereof.

         SECTION 6.14 SENIOR NOTES.

         The Borrower will not, nor will it permit any of its Subsidiaries to, make any prepayment of principal, interest or premium, if any, with respect to the Senior Notes prior to the date upon which the Commitments have been terminated and the Credit Party Obligations have been paid in full.

                                   ARTICLE VII
                                EVENTS OF DEFAULT

         SECTION 7.1 EVENTS OF DEFAULT.

         An Event of Default shall exist upon the occurrence of any of the following specified events (each an "Event of Default"):

                  (a) The Borrower shall fail to pay any principal on any Note when due in accordance with the terms thereof or hereof; or the Borrower shall fail to reimburse the Issuing Lender for any LOC Obligations when due in accordance with the terms hereof; or the Borrower shall fail to pay any interest on any Note or any fee or other amount payable hereunder when due in accordance with the terms thereof or hereof and such failure shall continue unremedied for three (3) Business Days (or any Guarantor shall fail





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

         to pay on the Guaranty in respect of any of the foregoing or in respect of any other Guaranty Obligations thereunder); or

                  (b) Any representation or warranty made or deemed made herein, in the Security Documents or in any of the other Credit Documents or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement shall prove to have been incorrect, false or misleading in any material respect on or as of the date made or deemed made; or

                  (c) (i) Any Credit Party shall fail to perform, comply with or observe any term, covenant or agreement applicable to it contained in Sections 5.4(a), 5.7(a) or 5.9 or Article VI hereof; or (ii) any Credit Party shall fail to comply with any other covenant, contained in this Credit Agreement or the other Credit Documents or any other agreement, document or instrument among any Credit Party, the Administrative Agent and the Lenders or executed by any Credit Party in favor of the Administrative Agent or the Lenders (other than as described in Sections 7.1 (a) or 7.1(c)(i) above), and in the event such breach or failure to comply is capable of cure, is not cured within thirty (30) days of its occurrence; or

                  (d) The Borrower or any of its Restricted Subsidiaries shall
         (i) default in any payment of principal of or interest on any Indebtedness (other than the Notes) in a principal amount outstanding of at least $50,000,000 in the aggregate for the Borrower and any of its Restricted Subsidiaries beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness was created; or (ii) default in the observance or performance of any other agreement or condition relating to any Indebtedness in a principal amount outstanding of at least $50,000,000 in the aggregate for the Borrower and its Restricted Subsidiaries or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity; or

                  (e) (i) The Borrower or any of its Restricted Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Borrower or any Restricted Subsidiary shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Borrower or any Restricted Subsidiary any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B)





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         remains undismissed, undischarged or unbonded for a period of 60 days;
         or (iii) there shall be commenced against the Borrower or any Restricted Subsidiary any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) the Borrower or any Restricted Subsidiary shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) the Borrower or any Restricted Subsidiary shall generally not, or shall be unable to, or shall admit in writing its inability to., pay its debts as they become due; or

                  (f) One or more judgments or decrees shall be entered against the Borrower or any of its Restricted Subsidiaries involving in the aggregate a liability (to the extent not paid when due or covered by insurance) of $50,000,000 or more and all such judgments or decrees shall not have been paid and satisfied, vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof, or

                  (g) (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan (other than a Permitted Lien) shall arise on the assets of the Borrower, any of its Restricted Subsidiaries or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a Trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Borrower, any of its Restricted Subsidiaries or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, any Multiemployer Plan or (vi) any other similar event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could have a Material Adverse Effect; or

                  (h) A reasonable basis shall exist for the assertion against the Borrower or any of its Subsidiaries, or any predecessor in interest of the Borrower or any of its Subsidiaries, of (or there shall have been asserted against the Borrower or any of its Subsidiaries) an Environmental Claim that, in the judgment of the Required Lenders, is reasonably likely to be determined adversely to the Borrower or any of its Subsidiaries, and the amount thereof (either individually or in the aggregate) is reasonably likely to have a Material Adverse Effect (insofar as such amount is payable by the Borrower or any of its Subsidiaries but after deducting any portion thereof that is reasonably expected to be paid by other creditworthy Persons jointly and severally liable therefor); or





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

                  (i) A Change of Control shall occur; or

                  (j) The Guaranty or any provision thereof shall cease to be in full force and effect or any Guarantor or any Person acting by or on behalf of any Guarantor shall deny or disaffirm any Guarantor's obligations under the Guaranty; or

                  (k) Any other Credit Document shall fail to be in full force and effect or to give the Administrative Agent and/or the Lenders the security interests, liens, rights, powers and privileges purported to be created thereby (except as such documents may be terminated or no longer in force and effect in accordance with the terms thereof, other than those indemnities and provisions which by their terms shall survive).

         SECTION 7.2 ACCELERATION; REMEDIES.

         Upon the occurrence of an Event of Default, then, and in any such event, (a) if such event is an Event of Default specified in Section 7.1(e) above, automatically the Commitments shall immediately terminate and the Loans (with accrued interest thereon), and all other amounts under the Credit Documents (including without limitation the maximum amount of all contingent liabilities under Letters of Credit) shall immediately become due and payable, the Administrative Agent shall have the right to enforce any and all other rights and interests created and existing under the Credit Documents, including, without limitation, all rights and remedies existing under the Security Documents, all rights and remedies against a Guarantor and all rights of set-off, and the Administrative Agent shall have the right to enforce any and all other rights and remedies of a creditor under applicable law, and (b) if such event is any other Event of Default, with the written consent of the Required Lenders, the Administrative Agent may, or upon the written request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower (a copy of which shall be sent to the Lenders), take any or all of the following actions: (i) declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; (ii) declare the Loans (with accrued interest thereon) and all other amounts owing under this Agreement and the Notes to be due and payable forthwith and direct the Borrower to pay to the Administrative Agent cash collateral as security for the LOC Obligations for subsequent drawings under then outstanding Letters of Credit in an amount equal to the maximum amount of which may be drawn under Letters of Credit then outstanding, whereupon the same shall immediately become due and payable; (iii) enforce any and all other rights and interests created and existing under the Credit Documents, including, without limitation, all rights and remedies existing under the Security Documents, all rights and remedies against a Guarantor and all rights of set-off; and (iv) enforce any and all rights and remedies of a creditor under applicable law. Except as expressly provided above in this Section 7.2, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

         SECTION 7.3 JUDGMENT CURRENCY.

The obligation of the Borrower to pay the Credit Party Obligations and the obligation of any such Person to make payments of any other amounts payable hereunder or pursuant to any other





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Credit Document in the currency specified for such payment shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment, which is expressed in or converted into any other currency, except to the extent that such tender or recovery shall result in the actual receipt by each of the Administrative Agent and Lenders of the full amount of the particular Permitted Currency expressed to be payable pursuant to the applicable Credit Document. The Administrative Agent shall, using all amounts obtained or received from the Borrower pursuant to any such tender or recovery in payment of principal of and interest on the Credit Party Obligations, promptly purchase the applicable currency at the most favorable spot exchange rate determined by the Administrative Agent to be available to it. The obligation of the Borrower to make payments in the applicable currency shall be enforceable as an alternative or additional cause of action solely for the purpose of recovering in the applicable currency the amount, if any, by which such actual receipt shall fall short of the full amount of the currency expressed to be payable pursuant to the applicable Credit Document.

                                  ARTICLE VIII
                                    THE AGENT

         SECTION 8.1 APPOINTMENT.

         Each Lender hereby irrevocably designates and appoints First Union National Bank as the Administrative Agent of such Lender under this Agreement, and each such Lender irrevocably authorizes First Union National Bank, as the Administrative Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Administrative Agent.

         SECTION 8.2 DELEGATION OF DUTIES.

         The Administrative Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care. Without limiting the foregoing, the Administrative Agent may appoint one of its Affiliates as its agent to perform the functions of the Administrative Agent hereunder relating to the advancing of funds to the Borrower and distribution of funds to the Lenders and to perform such other related functions of the Administrative Agent hereunder as are reasonably incidental to such functions.






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         SECTION 8.3 EXCULPATORY PROVISIONS.

         Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement (except for its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Credit Party or any officer thereof contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of any of the Credit Documents or for any failure of any Credit Party to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance by the Credit Parties of any of the agreements contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Credit Parties.

         SECTION 8.4 RELIANCE BY ADMINISTRATIVE AGENT.

         The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Credit Parties), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless (a) a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent and (b) the Administrative Agent shall have received the written agreement of such assignee to be bound hereby as fully and to the same extent as if such assignee were an original Lender party hereto, in each case in form satisfactory to the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under any of the Credit Documents in accordance with a request of the Required Lenders or all of the Lenders, as may be required under this Agreement, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.

         SECTION 8.5 NOTICE OF DEFAULT.

         The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received written notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default"'. In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required





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Lenders; provided, however, that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders except to the extent that this Credit Agreement expressly requires that such action be taken, or not taken, only with the consent or upon the authorization of the Required Lenders, or all of the Lenders, as the case may be.

         SECTION 8.6 NON-RELIANCE ON ADMINISTRATIVE AGENT AND OTHER LENDERS.

         Each Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representation or warranty to it and that no act by the Administrative Agent hereinafter taken, including any review of the affairs of the Credit Parties, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Credit Parties which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

         SECTION 8.7 INDEMNIFICATION.

The Lenders agree to indemnify the Administrative Agent in its capacity hereunder (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Commitment Percentages in effect on the date on which indemnification is sought under this Section, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Notes) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of any Credit Document' or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting from the Administrative Agent's gross negligence or willful





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misconduct, as determined by a court of competent jurisdiction. The agreements in this Section 8.7 shall survive the termination of this Agreement and payment of the Notes and all other amounts payable hereunder.

         SECTION 8.8 ADMINISTRATIVE AGENT IN ITS INDIVIDUAL CAPACITY.

         The Administrative Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower as though the Administrative Agent were not the Administrative Agent hereunder. With respect to its Loans made or renewed by it and any Note issued to it, the Administrative Agent shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

         SECTION 8.9 SUCCESSOR ADMINISTRATIVE AGENT.

         The Administrative Agent may resign as Administrative Agent upon 30 days' prior notice to the Borrower and the Lenders. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the Notes, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall be approved by the Borrower, so long as no Default or Event of Default has occurred and is continuing, whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Notes. If no successor Administrative Agent has accepted appointment as Administrative Agent within sixty (60) days after the retiring Administrative Agent's giving notice of resignation, the retiring Administrative Agent's resignation shall nevertheless become effective and the Lenders shall perform all duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of this Section 8.9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

         SECTION 8.10 RESPONSIBILITY OF OTHER AGENTS.

         The Syndication Agent, the co-documentation agents and any other agents designated as such on the signature pages hereto (other than the Administrative Agent) shall have no responsibilities under this Agreement or the other Credit Documents other than as a Lender.

                                   ARTICLE IX
                                  MISCELLANEOUS

         SECTION 9.1 AMENDMENTS, WAIVERS AND RELEASE OF COLLATERAL.




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         Neither this Agreement, nor any of the Notes, nor any of the other
Credit Documents, nor any terms hereof or thereof may be amended, supplemented, waived or modified except in accordance with the provisions of this Section nor may be released except as specifically provided herein or in the Security Documents or in accordance with the provisions of this Section 9.1. The Required Lenders may, or, with the written consent of the Required Lenders, the Administrative Agent may, from time to time, (a) enter into with the Borrower written amendments, supplements or modifications hereto and to the other Credit Documents for the purpose of adding any provisions to this Agreement or the other Credit Documents or changing in any manner the rights of the Lenders or of the Borrower hereunder or thereunder or (b) waive, on such terms and conditions as the Required Lenders may specify in such instrument, any of the requirements of this Agreement or the other Credit Documents or any Default or Event of Default and its consequences or (c) release Collateral in accordance with the terms hereof or of any Security Document or on such other terms and conditions as the Required Lenders may agree; provided, however, that no such waiver and no such amendment, waiver, supplement, modification or release shall:

                           (i) reduce the amount or extend the scheduled date of
                  maturity of any Loan or Note or any installment thereon, or the reimbursement obligations with respect to any Letters of Credit, or extend the expiry of any Letter of Credit beyond the Maturity Date, or reduce the stated rate of any interest or fee payable hereunder (other than interest at the increased post-default rate) or extend the scheduled date of any payment thereof or increase the amount or extend the expiration date of any Lender's Commitment, in each case without the written consent of each Lender directly affected thereby (it being understood and agreed that changes to the financial definitions and financial covenants herein shall only require the consent of the Required Lenders and waivers of mandatory prepayments of the Loans required pursuant to Section 2.8(b) hereof shall not constitute increases in the Commitment of any Lender or extensions of the scheduled date of any payments to any Lender); or

                           (ii) amend, modify or waive any provision of Section
                  2.13 or this Section 9.1, or reduce the percentage specified in the definition of Required Lenders, without the written consent of all the Lenders; or

                           (iii) amend, modify or waive any provision of Article
                  VIII without the written consent of the then Administrative Agent; or

                           (iv) release all or any substantial portion of the
                  Guarantors from their obligations under the Guaranty without the written consent of all of the Lenders; or

                           (v) release all or any substantial portion of the
                  Collateral without the written consent of all of the Lenders, or

                           (vi) amend, modify or waive the allocation of any
                  payments or the realization of proceeds of Collateral among the Revolving-1 Loans, the Tranche




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                  A-1 Term Loans and/or the Tranche B-1 Term Loans (or between any two of such Loans), or the order of application of payments specified in Section 2.8 without the consent of, if affected thereby, (i) Lenders holding greater than 50% of the Revolving-1 Committed Amount, (ii) Lenders holding greater than 50% of the outstanding Tranche A-1 Term Loans and (iii) Lenders holding greater than 50% of the outstanding Tranche B-1 Term Loans.

                           (vii) amend, modify or waive the requirement that any
                  issue be resolved or determined with the consent, approval or upon the request of the Required Lenders without the written consent of the Required Lenders, or with the consent, approval or upon the request of all Lenders, without the written consent of all of the Lenders to the change of such voting requirement and, provided, further, that no amendment, waiver or consent affecting the rights or duties of the Administrative Agent or the Issuing Lender under any Credit Document shall in any event be effective, unless in writing and signed by the Administrative Agent and/or the Issuing Lender, as applicable, in addition to the Lenders required hereinabove to take such action.

         Any such waiver, any such amendment, supplement or modification and any such release shall apply equally to each of the Lenders and shall be binding upon the Borrower, the other Credit Parties, the Lenders, the Administrative Agent and all future holders of the Notes. In the case of any waiver, the Borrower, the other Credit Parties, the Lenders and the Administrative Agent shall be restored to their former position and rights hereunder and under the outstanding Loans and Notes and other Credit Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

         Notwithstanding any of the foregoing to the contrary, the consent of the Credit Parties shall not be required for any amendment, modification or waiver of the provisions of Article VIII (other than the provisions of Section 8.9); provided, however, that the Administrative Agent will provide written notice to the Borrower of any such amendment, modification or waiver. In addition, the Borrower and the Lenders hereby authorize the Administrative Agent to modify this Credit Agreement by unilaterally amending or supplementing the Register from time to time in the manner requested by the Borrower, the Administrative Agent or any Lender in order to reflect any assignments or transfers of the Loans as provided for hereunder; provided, however, that the Administrative Agent shall promptly deliver a copy of any such modification to the Borrower and each Lender.

         Notwithstanding the fact that the consent of all the Lenders is required in certain circumstances as set forth above, (x) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of
Section 1126(c) of the Bankruptcy Code supersede the unanimous consent provisions set forth herein and (y) the Required Lenders may consent to allow a Credit Party to use cash collateral in the context of a bankruptcy or insolvency proceeding.




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         SECTION 9.2 NOTICES.

         Except as otherwise provided in Article II, all notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) when delivered by hand, (b) when transmitted via telecopy (or other facsimile device) to the number set out herein and the appropriate confirmation is received, (c) the day following the day on which the same has been delivered prepaid or pursuant to an invoice arrangement to a reputable national overnight air courier service, or
(d) on the earlier of receipt or the fifth Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, return receipt requested, in each case, addressed as follows in the case of the Borrower, the other Credit Parties and the Administrative Agent, and as set forth on Schedule 9.2 in the case of the Lenders, or to such other address as may be hereafter notified by the respective parties hereto and any future holders of the Notes:

         The Borrower               [Borrower/Name of Credit Party]
         and the other              c/o Dean Foods Company
         Credit Parties:            2515 McKinney Ave., Suite 1200
                                    Dallas, Texas 75201
                                    Attention:  Treasurer
                                    Telecopier:  (214) 303-3499
                                    Telephone:  (214) 303-3400

         The Administrative         Wachovia Bank, National Association
         Agent:                     Charlotte Plaza, 23rd Floor
                                    201 South College Street
                                    Charlotte, North Carolina 28288-0608
                                    Attention:  Syndication Agency Services
                                    Telecopier:  (704) 383-0288
                                    Telephone:  (704) 374-2698

                                    with a copy to:

                                    First Union National Bank
                                    One First Union Center, DC-5
                                    Charlotte, North Carolina 28288-0737
                                    Attention:  Mr. Jorge Gonzalez
                                    Telecopier:  (704) 715-1117
                                    Telephone:  (704) 383-8461

         SECTION 9.3 NO WAIVER; CUMULATIVE REMEDIES.

         No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or




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privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

         SECTION 9.4 SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

         All representations and warranties made hereunder and in any document;, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans, provided that all such representations and warranties shall terminate on the date upon which the Commitments have been terminated and all amounts owing hereunder and under any Notes have been paid in full.

         SECTION 9.5 PAYMENT OF EXPENSES AND TAXES.

The Credit Parties agree (a) to pay or reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation, negotiation, printing and execution of, and any amendment, supplement or modification to, this Agreement and the other Credit Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, together with the reasonable fees and disbursements of counsel to the Administrative Agent, (b) to pay or reimburse each Lender and the Administrative Agent for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the Notes and any such other documents, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent and to the Lenders (including reasonable allocated costs of in-house legal counsel), (c) on demand, to pay, indemnify, and hold each Lender and the Administrative Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, the Credit Documents and any such other documents, and (d) to pay, indemnify, and hold each Lender and the Administrative Agent and their Affiliates harmless from and against, any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of the Credit Documents and any such other documents and the use, or proposed use, of proceeds of the Loans (all of the foregoing, collectively, the "indemnified liabilities"); provided, however, that the Borrower shall not have any obligation hereunder to the Administrative Agent or any Lender with respect to indemnified liabilities arising from the gross negligence or willful misconduct of the Administrative Agent or any such Lender, as determined by a court of competent jurisdiction. The agreements in this
Section 9.5 shall survive repayment or assignment of the Loans, Notes and all other amounts payable hereunder.

         SECTION 9.6 SUCCESSORS AND ASSIGNS; PARTICIPATIONS; PURCHASING LENDERS.

                  (a) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Administrative Agent, all future holders of the Notes and their





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         respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement or the other Credit Documents without the prior written consent of each Lender.

                  (b) Any Lender may, without notice to or consent of the Borrower and the Administrative Agent, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Loan owing to such Lender, any Note held by such Lender, any Commitment of such Lender, or any other interest of such Lender hereunder; (provided, however, that no settlement date relating to any such sale shall occur prior to the date which is one Business Day after the Funding Date).. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Note for all purposes under this Agreement, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. No Lender shall transfer or grant any participation under which the Participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (i) extend the scheduled maturity of any Loan or Note, or extend the expiry date of any Letter of Credit in which such Participant is participating beyond the Maturity Date, or any installment thereon in which such Participant is participating, or reduce the stated rate or extend the time of payment of interest or fees thereon (except in connection with a waiver of interest at the increased post-default rate) or reduce the principal amount thereof, or increase the amount of the Participant's participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan shall be permitted without consent of any Participant if the Participant's participation is not increased as a result thereof), (ii) release all or substantially all of the Guarantors from their obligations under the Guaranty, (iii) release all or substantially all of the Collateral, or (iv) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement other than in accordance with this Agreement. In the case of any such participation, the Participant shall not have any rights under this Agreement or any of the other Credit Documents (the Participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the Participant relating thereto) and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation; provided that each Participant shall be entitled to the benefits of Sections 2.15, 2.16, 2.17, 2.18, 2.19 and 9.5 with respect to its participation in the Commitments and the Loans outstanding from time to time, but no Participant shall be entitled to receive any greater amount pursuant to such Sections than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.





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                  (c) Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time after the Funding Date, sell or assign to any Lender, any Affiliate of a Lender or in the case of the Tranche A-1 Term Loan or the Tranche B-1 Term Loan, any special purpose entity created thereby (including, without limitation, any entity which is engaged in investing in bank loans and is administered by a Lender or an Affiliate of a Lender) or an Approved Fund and with the consent of the Administrative Agent (provided, however, that no settlement date relating to such sale or assignment shall occur prior to the date which is one Business Day after the Funding Date) and, so long as no Event of Default has occurred and is continuing, the Borrower (in each case, which consent shall not be unreasonably withheld or delayed), to one or more additional banks, funds or other financial institutions ("Purchasing Lenders"), all or any part of its rights and obligations under this Agreement and the Notes in minimum amounts of (x) $5,000,000 with respect to its Dollar Revolving-1 Subcommitment and its Dollar Revolving-1 Loans, (y) $5,000,000 with respect to its Multi-currency Revolving-1 Subcommitment and its Multi-currency Revolving-1 Loans or (z) $1,000,000 with respect to its Tranche A-1 Term Loan or Tranche B-1 Term Loan (or, if less, the entire amount of such Lender's obligations or such lesser amount agreed to by the Borrower and the Administrative Agent), pursuant to a Commitment Transfer Supplement, executed by such Purchasing Lender and such transferor Lender (and, in the case of a Purchasing Lender that is not then a Lender or an affiliate thereof, the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower), and delivered to the Administrative Agent for its acceptance and recording in the Register; provided, however, that any sale or assignment to an existing Lender, an Affiliate of a Lender or in the case of the Tranche A-1 Term Loan or the Tranche B-1 Term Loan, a special purpose entity created thereby or an Approved Fund shall not require the consent of the Administrative Agent or the Borrower nor shall any such sale or assignment be subject to the minimum assignment amounts specified herein. Upon such execution, delivery, acceptance and recording, from and after the Transfer Effective Date specified in such Commitment Transfer Supplement, (x) the Purchasing Lender thereunder shall be a party hereto and, to the extent provided in such Commitment Transfer Supplement, have the rights and obligations of a Lender hereunder with a Commitment as set forth therein, and (y) the transferor Lender thereunder shall, to the extent provided in such Commitment Transfer Supplement, be released from its obligations under this Agreement (and, in the case of a Commitment Transfer Supplement covering all or the remaining portion of a transferor Lender's rights and obligations under this Agreement, such transferor Lender shall cease to be a party hereto). Such Commitment Transfer Supplement shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Lender and the resulting adjustment of Commitment Percentages arising from the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such transferor Lender under this Agreement and the Notes. On or prior to the Transfer Effective Date specified in such Commitment Transfer Supplement, the Borrower, at its own expense, and to the extent requested by the Purchasing Lender shall execute and deliver to the Administrative Agent in exchange for the Notes delivered to the Administrative Agent pursuant to such Commitment Transfer Supplement new Notes to the order of such Purchasing Lender in an amount equal to the Commitment assumed by





                                      116
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         it pursuant to such Commitment Transfer Supplement and, unless the transferor Lender has not retained a Commitment hereunder, new Notes to the order of the transferor Lender in an amount equal to the Commitment retained by it hereunder. Such new Notes shall be dated the Closing Date and shall otherwise be in the form of the Notes replaced thereby. The Notes surrendered by the transferor Lender shall be returned by the Administrative Agent to the Borrower marked "canceled".

                  (d) The Administrative Agent shall maintain at its address referred to in Section 9.2 a copy of each Commitment Transfer Supplement delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as the owner of the Loan recorded therein for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (e) Upon its receipt of a duly executed Commitment Transfer Supplement, together with payment to the Administrative Agent by the transferor Lender or the Purchasing Lender, as agreed between them, of a registration and processing fee of $3,500 for each Purchasing Lender listed in such Commitment Transfer Supplement and the Notes subject to such Commitment Transfer Supplement, the Administrative Agent shall (i) accept such Commitment Transfer Supplement, (ii) record the information contained therein in the Register and (iii) give prompt notice of such acceptance and recordation to the Lenders and the Borrower.

                  (f) The Credit Parties authorize each Lender to disclose to any Participant or Purchasing Lender (each, a "Transferee") and any prospective Transferee any and all financial information in such Lender's possession concerning the Credit Parties, their Subsidiaries and their Affiliates which has been delivered to such Lender by or on behalf of the Credit Parties pursuant to this Agreement or which has been delivered to such Lender by or on behalf of the Credit Parties in connection with such Lender's credit evaluation of the Credit Parties and their Affiliates prior to becoming a party to this Agreement, in each case subject to Section 9.15.

                  (g) At the time of each assignment pursuant to this Section
         9.6 to a Person which is not already a Lender hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Lender shall provide to the Borrower and the Administrative Agent the appropriate Internal Revenue Service Forms (and, if applicable, a 2.19 Certificate) described in Section 2.19.

                  (h) Nothing herein shall prohibit any Lender from pledging or assigning any of its rights under this Agreement (including, without limitation, any right to payment of principal and interest under any
         Note) to any creditor or representative of creditors





                                      117
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         including any assignment to any Federal Reserve Bank in accordance with applicable laws. In the case of any Lender that is a fund that invests in bank loans, such Lender may, without the consent of the Borrower or Administrative Agent, assign or pledge all or any portion of its Tranche A-1 Term Note or its Tranche B-1 Term Note or any other instrument evidencing its rights as a Lender under the Tranche A-1 Term Loan or Tranche B-1 Term Loan under this Agreement to any trustee for, or any other representative of, holders of obligations owed or securities issued, by such fund, as security for such obligations or securities; provided that any foreclosure or similar action by such trustee or representative shall be subject to the provisions of this
         Section 9.6 concerning assignments.

         SECTION 9.7 ADJUSTMENTS; SET-OFF.

                  (a) Each Lender agrees that if any Lender (a "benefited Lender") shall at any time receive any payment of all or part of its Loans, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 7.1(e), or otherwise) in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans, or interest thereon, such benefited Lender shall promptly notify the Administrative Agent thereof, and purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loans, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The Borrower agrees that each Lender so purchasing a portion of another Lender's Loans may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

                  (b) In addition to any rights and remedies of the Lenders provided by law (including, without limitation, other rights of set-off), each Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon the occurrence of any Event of Default, to setoff and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrower, or any part thereof in such amounts as such Lender may elect, against and on account of the obligations and liabilities of the Borrower to such Lender hereunder and claims of every nature and description of such Lender against the Borrower, in any currency, whether arising hereunder, under the Notes or under any documents contemplated by or referred to herein or therein, as such Lender may elect, whether or not such Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or






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

         unmatured. The aforesaid right of set-off may be exercised by such Lender against the Borrower or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver or execution, judgment or attachment creditor of the Borrower, or against anyone else claiming through or against the Borrower or any such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off shall not have been exercised by such Lender prior to the occurrence of any Event of Default. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

                  (c) Any amount to be set-off pursuant to clause (b) above may be denominated in any Permitted Currency. Any such amount which is denominated in an Alternative Currency shall be converted to Dollars in an amount equal to the Dollar Amount of such amount at the most favorable spot exchange rate determined by the Administrative Agent to be available to it; provided that if at the time of any such determination no such spot exchange rate can reasonably be determined, the Administrative Agent may use any reasonable method as it deems applicable to determine such rate, any such determination to be conclusive absent manifest error. Each Lender and any assignee or participant of such Lender in accordance with Section 9.6 are hereby authorized by each Borrower to combine currencies, as deemed necessary by such Person, in order to effect any set-off pursuant to clause (b) above.

         SECTION 9.8 TABLE OF CONTENTS AND SECTION HEADINGS.

The table of contents and the Section and subsection headings herein are intended for convenience only and shall be ignored in construing this Agreement.

         SECTION 9.9 COUNTERPARTS.

         This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

         SECTION 9.10 EFFECTIVENESS.

This Credit Agreement shall become effective on the date on which all of the parties have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the Administrative Agent pursuant to Section
9.2 or, in the case of the Lenders, shall have given to the Administrative Agent written, telecopied or telex notice (actually received) at such office that the same has been signed and mailed to it.

         SECTION 9.11 SEVERABILITY.

         Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 9.12 INTEGRATION.

         This Agreement, the Notes and the other Credit Documents represent the entire agreement of the Borrower, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, the Borrower or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the Notes or the other Credit Documents.

         SECTION 9.13 GOVERNING LAW.

         This Agreement and the Notes and the rights and obligations of the parties under this Agreement and the Notes shall be governed by, and construed and interpreted in accordance with, the law of the State of North Carolina (without giving effect to the principles thereof relating to conflict of laws).

         SECTION 9.14 CONSENT TO JURISDICTION AND SERVICE OF PROCESS.

         All judicial proceedings brought against the Borrower and/or any other Credit Party with respect to this Agreement, any Note or any of the other Credit Documents may be brought in any state or federal court of competent jurisdiction in the State of North Carolina, and., by execution and delivery of this Agreement, each of the Borrower and the other Credit Parties accepts, for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and irrevocably agrees to be bound by any final judgment rendered thereby in connection with this Agreement from which no appeal has been taken or is available. Each of the Borrower and the other Credit Parties irrevocably agrees that all service of process in any such proceedings in any such court may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it at its address set forth in Section 9.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto, such service being hereby acknowledged by each of the Borrower and the other Credit Parties to be effective and binding service in every respect. To the fullest extent it may legally and effectively do so, each of the Borrower, the other Credit Parties, the Administrative Agent and the Lenders irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have to the bringing of any such action or proceeding in any such jurisdiction. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any Lender to bring proceedings against the Borrower or the other Credit Parties in the court of any other jurisdiction.




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

         SECTION 9.15 CONFIDENTIALITY.

         The Administrative Agent and each of the Lenders agrees that it will use its best efforts not to disclose without the prior consent of the Borrower (other than to its employees, affiliates, auditors or counsel or to another Lender) any information with respect to the Borrower and its Subsidiaries which is furnished pursuant to this Agreement, any other Credit Document or any documents contemplated by or referred to herein or therein and which is designated by the Borrower to the Lenders in writing as confidential or as to which it is otherwise reasonably clear such information is not public, except that any Lender may disclose any such information (a) as has become generally available to the public other than by a breach of this Section 9.15, (b) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or federal regulatory body having or claiming to have jurisdiction over such Lender or to the Federal Reserve Board or the Federal Deposit Insurance Corporation or the Office of the Comptroller of the Currency ("OCC") or the National Association of Insurance Commissioners ("NAIC") or similar organizations (whether in the United States or elsewhere) or their successors, (c) as may be required or appropriate in response to any summons or subpoena or any law, order, regulation or ruling applicable to such Lender, after notice to the Borrower and opportunity to object to such disclosure to the extent reasonably practicable, (d) to any direct or indirect contractual counterparty in any swap, hedge or similar agreement (or to any such contractual counterparty's professional advisor), so long as such contractual counterparty (or such professional advisor) agrees to be bound by the provisions of this
Section 9.15, (e) to any prospective Participant or assignee in connection with any contemplated transfer pursuant to Section 9.6, provided that such prospective transferee shall have been made aware of this Section 9.15 and shall have agreed to be bound by its provisions as if it were a party to this Agreement or (f) to Gold Sheets and other similar bank trade publications; such information to consist of deal terms and other information regarding the credit facilities evidenced by this Credit Agreement customarily found in such publications.

         SECTION 9.16 ACKNOWLEDGMENTS.

The Borrower and the other Credit Parties each hereby acknowledges that:

                  (a) it has been advised by counsel in the negotiation, execution and delivery of each Credit Document;

                  (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to the Borrower or any other Credit Party arising out of or in connection with this Agreement and the relationship between Administrative Agent and Lenders, on one hand, and the Borrower and the other Credit Parties, on the other hand, in connection herewith is solely that of debtor and creditor; and

                  (c) no joint venture exists among the Lenders or among the Borrower or the other Credit Parties and the Lenders.

         SECTION 9.17 WAIVERS OF JURY TRIAL.

         THE BORROWER, THE OTHER CREDIT PARTIES, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY





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

WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN. The parties hereto agree that they shall not have a remedy of punitive or exemplary damages against the other in any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Agreement and other Credit Documents ("Disputes"), and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute.

         SECTION 9.18  BORROWER NAME CHANGE EFFECTIVE ON FUNDING DATE

         It is hereby acknowledged and agreed that the Borrower will change its name to Dean Foods Company effective on the Funding Date and from after the Funding Date, all references in this Agreement or any other Credit Document, including without limitation, the Notes, shall be deemed to refer to Dean Foods Company, formerly known as Suiza Foods Corporation, as Borrower.


                                    ARTICLE X
                                    GUARANTY

         Each of the Guarantors hereby agrees as follows:

         SECTION 10.1 THE GUARANTY.

         In order to induce the Lenders to enter into this Agreement and to extend credit hereunder and in recognition of the direct benefits to be received by the Guarantors from the Extensions of Credit hereunder, each of the Guarantors hereby agrees with the Administrative Agent and the Lenders as follows: each Guarantor hereby unconditionally and irrevocably jointly and severally guarantees as primary obligor and not merely as surety the full and prompt payment when due, whether upon maturity, by acceleration or otherwise, of any and all indebtedness of the Borrower to the Administrative Agent and the Lenders. If any or all of the indebtedness of the Borrower to the Administrative Agent and the Lenders becomes due and payable hereunder, each Guarantor unconditionally promises to pay such indebtedness to the Administrative Agent and the Lenders, on order, on demand, together with any and all reasonable expenses which may be incurred by the Administrative Agent or the Lenders in collecting any of the indebtedness. The word "indebtedness" is used in this
Article X in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of the Borrower arising in connection with this Agreement, including, without limitation, Hedging Obligations permitted hereunder, in each case, heretofore, now, or hereafter made, incurred or created, whether voluntarily or involuntarily, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether or not such indebtedness is from time to time reduced, or extinguished and thereafter increased or incurred, whether the Borrower may be liable individually or jointly with others, whether or not recovery upon such indebtedness may be or hereafter become barred by any statute of limitations, and whether or not such indebtedness may be or hereafter become otherwise unenforceable.

         Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents, to the extent the obligations of a Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of each such Guarantor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy Code).

         SECTION 10.2 BANKRUPTCY.

         Additionally, each of the Guarantors unconditionally and irrevocably guarantees jointly and severally the payment of any and all indebtedness of the Borrower to the Lenders whether or not due or payable by the Borrower upon the occurrence of any of the events specified in Section 7.1(e), and unconditionally promises to pay such indebtedness to the Administrative Agent for the account of the Lenders, or order, on demand, in lawful money of the United States. Each of the Guarantors further agrees that to the extent that the Borrower or a Guarantor shall make a payment or a transfer of an interest in any property to the Administrative Agent or any Lender, which payment or transfer or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, or otherwise is avoided, and/or required to be repaid to the Borrower or a Guarantor, the estate of the Borrower or a Guarantor, a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such avoidance or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made.

         SECTION 10.3 NATURE OF LIABILITY.

         The liability of each Guarantor hereunder is exclusive and independent of any security for or other guaranty of the indebtedness of the Borrower whether executed by any such Guarantor, any other guarantor or by any other party, and no Guarantor's liability hereunder shall be affected or impaired by
(a) any direction as to application of payment by the Borrower or by any other party, or (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the indebtedness of the Borrower, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower, or (e) any payment made to the Administrative Agent or the Lenders on the indebtedness which the Administrative Agent or such Lenders repay the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each of the Guarantors waives any right to the deferral or modification of its obligations hereunder by reason, of any such proceeding. The obligations of the Guarantors hereunder are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Credit Documents, any Hedging Agreement entered into in connection with this Agreement, or any other agreement or instrument referred to therein, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or a guarantor.

         SECTION 10.4 INDEPENDENT OBLIGATION.

         The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor or the Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor or the Borrower and whether or not any other Guarantor or the Borrower is joined in any such action or actions.

         SECTION 10.5 AUTHORIZATION.

         Each of the Guarantors authorizes the Administrative Agent and each Lender without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to (a) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of the indebtedness or any part thereof in accordance with this Agreement, including any increase or decrease of the rate of interest thereon, (b) take and hold security from any Guarantor or any other party for the payment of this Guaranty or the indebtedness and exchange, enforce, waive and release any such security, (c) apply such security and direct the order or manner of sale thereof as the Administrative Agent and the Lenders in their discretion may determine and (d) release or substitute any one or more endorsers, guarantors, the Borrower or other obligors.

         SECTION 10.6 RELIANCE.

         It is not necessary for the Administrative Agent or the Lenders to inquire into the capacity or powers of the Borrower or the officers, directors, partners or agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

         SECTION 10.7 WAIVER.

                  (a) Each of the Guarantors waives any right (except as shall be required by applicable statute and cannot be waived) to require the Administrative Agent or any Lender to (i) proceed against the Borrower, any other Guarantor or any other party, (ii) proceed against or exhaust any security held from the Borrower, any other Guarantor or any other party, or (iii) pursue any other remedy in the Administrative Agent's or any Lender's power whatsoever. Each of the Guarantors waives any defense based on or arising out of any defense of the Borrower, any other Guarantor or any other party other than payment in full of the indebtedness, including without limitation any defense based on or arising out of the disability of the Borrower, any other Guarantor or any other party, or the unenforceability of the indebtedness or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full of the indebtedness. Without limiting the generality of the provisions of this
         Article X, each of the Guarantors hereby specifically waives the benefits of N.C. Gen. Stat. Section 26-7 through 26-9, inclusive. The Administrative Agent or any of the Lenders may, at their election, foreclose on any security held by the Administrative Agent or a Lender by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Administrative Agent and any Lender may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the indebtedness has been paid. Each of the Guarantors waives any defense arising out of any such election by the Administrative Agent and each of the Lenders, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of the Guarantors against the Borrower or any other party or any security.

                  (b) Each of the Guarantors waives all presentments, demands for performance, protests and notices, including without limitation notices of nonperformance, notice of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. Each Guarantor assumes all responsibility for being and keeping itself informed of each of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the indebtedness and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that neither the Administrative Agent nor any Lender shall have any duty to advise such Guarantor of information known to it regarding such circumstances or risks.

                  (c) Each of the Guarantors hereby agrees it will not exercise any rights of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the U.S. Bankruptcy Code, or otherwise) to the claims of the Lenders against the Borrower or any other guarantor of the indebtedness of the Borrower owing to the Lenders (collectively,. the "Other Parties") and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from any Other Party which it may at any time otherwise have as a result of this Guaranty until such time as the Loans hereunder shall have been paid and the Commitments have been terminated. Each of the Guarantors hereby further agrees not to exercise any right to enforce any other remedy which the Administrative Agent and the Lenders now have or may hereafter have against any Other Party, any endorser or any other guarantor of all or any part of the indebtedness of the Borrower and any benefit of, and any right to participate in, any security or collateral given to or for the benefit of the Lenders to secure payment of the indebtedness of the Borrower until such time as the Loans hereunder shall have been paid and the Commitments have been terminated.

         SECTION 10.8 LIMITATION ON ENFORCEMENT.

         The Lenders agree that this Guaranty may be enforced only by the action of the Administrative Agent acting upon the instructions of the Required Lenders and that no Lender shall have any right individually to seek to enforce or to enforce this Guaranty, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent for the benefit of the Lenders upon the terms of this Agreement. The Lenders further agree that this Guaranty may not be enforced against any director, officer, employee or stockholder of the Guarantors.

         SECTION 10.9 CONFIRMATION OF PAYMENT.

         The Administrative Agent and the Lenders will, upon request after payment of the indebtedness and obligations which are the subject of this Guaranty and termination of the commitments relating thereto, confirm to the Borrower, the Guarantors or any other Person that such indebtedness and obligations have been paid and the commitments relating thereto terminated, subject to the provisions of Section 10.2.




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


         IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be duly executed and delivered by its proper and duly authorized officers as of the day and year first above written.


BORROWER:                    DEAN FOODS COMPANY (FORMERLY KNOWN AS SUIZA
                             FOODS CORPORATION),
                             a Delaware corporation


                             By:
                                 ------------------------------------
                             Name:  Cory M Olson
                             Title:  VP/Treasure

AGENTS AND LENDERS           WACHOVIA BANK, NATIONAL ASSOCIATION
                             (FORMERLY KNOWN AS FIRST UNION NATIONAL BANK), in its capacity as Administrative Agent and individually in its capacity as a Lender


                             By:
                                 ------------------------------------
                             Name:
                             Title:

                             BANK ONE, N.A., in its capacity as Syndication Agent and individually in its capacity as a Lender


                             By:
                                 ------------------------------------
                             Name:
                             Title:

                           [signature pages continue]

                        [LENDER SIGNATURE PAGES OMITTED]